UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6264
                                                     ---------------------

            Nuveen New Jersey Investment Quality Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: April 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                    ----------------------------
                                                    ANNUAL REPORT April 30, 2007
                                                    ----------------------------

                                     Nuveen Investments
                                     Municipal Closed-End Funds


            NUVEEN NEW JERSEY
           INVESTMENT QUALITY
         MUNICIPAL FUND, INC.
                          NQJ

            NUVEEN NEW JERSEY
               PREMIUM INCOME
         MUNICIPAL FUND, INC.
                          NNJ

            NUVEEN NEW JERSEY
           DIVIDEND ADVANTAGE
               MUNICIPAL FUND
                          NXJ

            NUVEEN NEW JERSEY
           DIVIDEND ADVANTAGE
             MUNICIPAL FUND 2
                          NUJ

          NUVEEN PENNSYLVANIA
           INVESTMENT QUALITY
               MUNICIPAL FUND
                          NQP

          NUVEEN PENNSYLVANIA
               PREMIUM INCOME
             MUNICIPAL FUND 2
                          NPY

          NUVEEN PENNSYLVANIA
           DIVIDEND ADVANTAGE
               MUNICIPAL FUND
                          NXM

          NUVEEN PENNSYLVANIA
           DIVIDEND ADVANTAGE
             MUNICIPAL FUND 2
                          NVY


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                                     TAX-FREE INCOME BECAUSE
                                     IT'S NOT WHAT YOU EARN,
                                     IT'S WHAT YOU KEEP.(R)


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


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


      Chairman's
            LETTER TO SHAREHOLDERS


Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

      Once again, I am pleased to report that over the period covered by this report your Fund continued to provide you with attractive monthly tax-free income.

      You may notice that this report is coming at a slightly different time of year than in the past. This is because the fiscal year reporting period for these Funds has been changed to April 30. This change was made to take advantage of administrative efficiencies that may help to keep fund expenses lower over the long term. There have been no changes to the investment objectives of the Funds, portfolio management strategies or their dividend policies. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

      For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well-balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

      We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

      Sincerely,


      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      CHAIRMAN OF THE BOARD

      June 15, 2007

Nuveen Investments Municipal Closed-End Funds
(NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY)

Portfolio Manager's
          COMMENTS

PORTFOLIO MANAGER CATHRYN STEEVES REVIEWS ECONOMIC AND MUNICIPAL MARKET CONDITIONS AT BOTH THE NATIONAL AND STATE LEVELS, KEY INVESTMENT STRATEGIES, AND THE 10-MONTH PERFORMANCE OF THESE NUVEEN NEW JERSEY AND PENNSYLVANIA FUNDS. CATHRYN, WHO JOINED NUVEEN IN 1996, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE NEW JERSEY AND PENNSYLVANIA FUNDS IN JULY 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED APRIL 30, 2007?

Slowing economic growth, higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this abbreviated reporting period. The U.S. gross domestic product expanded at an annual rate of 2.0% in the third quarter 2006 and 2.5% in the fourth quarter. In the first quarter of 2007, the rate of GDP growth slowed even further to an annualized 0.6% the weakest quarterly number in four years.

Given the growing economic uncertainty, the Federal Reserve kept the closely watched Fed Funds rate unchanged at 5.25% for the entire length of this reporting period, the first sustained break in what had been a steady stream of rate increases that began in June 2004. This pause, combined with the slowing economy, helped create a generally positive atmosphere for fixed income investments over this period. While taxable and tax-free bonds of varying maturities tended to perform well, bonds with relatively longer durations 1 often outperformed shorter duration bonds over this ten-month period. As one measure of the municipal market performance, the yield on the widely followed Bond Buyer 25 Revenue Bond Index fell to 4.45% at the end of April 2007, a decline of 86 basis points from the end of June 2006. As bond yields decline, bond prices and total returns rise. At the same time, the yield curve flattened. The 30 year MMD (Municipal Market Data) AAA-scale declined by 53 bps over the period, while 1-year MMD declined by just 8 bps.

Over the 10 months ended April 2007, municipal bond issuance nationwide totaled $340 billion, up 13% from the same period in the previous year. This total reflected very strong supply during the first four months of 2007, when $135 billion in new municipal securities came to market, an increase of 37% from the same four-month period in 2006. A major factor in the 2007 volume was an increase in advance refundings 2 driven by attractive borrowing rates for issuers. Strong demand for municipal bonds easily absorbed the increase in issuance, as retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors all continued to participate in the market.

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW JERSEY AND PENNSYLVANIA DURING THIS PERIOD?

New Jersey's diverse economy is closely tied to that of New York City, and the state continued to benefit from an influx of jobs from the city across the Hudson River during this period. The state is also home to the Port of Elizabeth-Newark, the East Coast's largest seaport, which handles about one third of the country's ocean-going trade. One recent, positive development has been a decline in the state's unemployment rate to 4.3% in April 2007 compared with a national rate of 4.5% and a state rate of 4.7% in June 2006. While Moody's reports that New Jersey's per capita debt burden is among the highest in the nation, the state was able to deposit $271 million into its "Rainy Day" fund during fiscal year 2006, and state officials reported that tax revenues for the six months ended December 2006 were in line with expectations. As of April 30, 2007, Standard & Poor's continued to rate the state's general obligation debt at AA, while Moody's maintained its Aa3 rating. Municipal issuance within the state grew by 23% during the 10 months ended April 30, 2007, reaching a total of $104 billion.

Pennsylvania's economy is mature and diverse, led by education, health care, manufacturing, and retail trade. The manufacturing sector continued to decline during this period, with little indication of any short-term turnaround. However, growth in the service sectors offset some of this decline, and unemployment stood at 4.1% in April 2007, down from 4.8% in June 2006 and close to pre-recession levels. State government has been aggressive in promoting new growth industries, and Pennsylvania's population posted the highest growth of the 11 northeastern states in 2006. As of April 30, 2007, Standard & Poor's rated Pennsylvania's general obligation debt at AA-, while Moody's reported a rating of Aa3. Municipal issuance in Pennsylvania totaled more than $15 billion for the 10 months ended April 30, 2007, an increase of almost 24% over the same period in the prior year.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As interest rates declined and the yield curve flattened during this 10-month period, we continued to emphasize careful duration management, part of which included efforts to more closely align the duration 1 and yield curve positioning of these Funds. In the Pennsylvania Funds, we purchased long duration bonds, including zero coupons and non-callable bonds to keep the funds within our preferred strategic range. In addition, we added inverse floating rate securities 3 to the Pennsylvania Funds. These derivative instruments are used to try to increase distributable income generated by the portfolio. In the New Jersey Funds we also purchased long duration bonds, including zero coupon bonds. In all four of the New Jersey Funds, we added duration through the purchase of forward interest rate swaps. These swaps were not intended to gain from predicting the level or direction of interest rates, but rather were employed to reduce portfolio risk by bringing us within our preferred strategic duration range. In NQP and NPY, we used similar interest rate swaps to reduce duration.

To help us maintain the Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations, such as bonds priced to short call dates, bonds that were currently callable, and short-dated pre-refunded bonds. Selling these shorter duration bonds and reinvesting further in longer duration bonds with 10 year calls and in non-callable bonds also helped to improve the Funds' overall call protection profile.

During this period, we also took advantage of opportunities to strategically increase the Pennsylvania Funds' exposure to AA rated housing bonds issued by the Commonwealth. Even though the housing sector underperformed over the past 10 months, we think this sector continues to have performance potential. Long-term, we believe that housing bonds have favorable income generation potential and defensive performance characteristics in a rising rate environment.

We also continued to emphasize maintaining the Funds' weightings of bonds in the health care and higher education sectors. In both New Jersey and Pennsylvania, the period offered numerous opportunities to purchase bonds for hospitals, continuing care retirement communities and colleges and universities.

3 A financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen funds, that index is typically The Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA.) Inverse floaters, including those inverse floating rate securities the Funds invested in during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE

For periods ended 4/30/07

                        CUMULATIVE                  ANNUALIZED
                        -----------    -------------------------------------
                         10-MONTH       1-YEAR        5-YEAR        10-YEAR
-----------------------------------------------------------------------------
NEW JERSEY FUNDS
-----------------------------------------------------------------------------
NQJ                        7.05%        6.90%         6.75%          6.40%
-----------------------------------------------------------------------------
NNJ                        7.03%        6.77%         6.28%          6.74%
-----------------------------------------------------------------------------
NXJ                        7.26%        7.13%         7.33%           NA
-----------------------------------------------------------------------------
NUJ                        7.50%        7.39%         7.61%           NA
-----------------------------------------------------------------------------
Lipper New Jersey
Municipal Debt Funds
Average 4                  8.02%        7.84%         7.40%          6.53%
-----------------------------------------------------------------------------
PENNSYLVANIA FUNDS
-----------------------------------------------------------------------------
NQP                        6.89%        6.57%         6.86%          5.95%
-----------------------------------------------------------------------------
NPY                        7.31%        7.12%         6.61%          6.77%
-----------------------------------------------------------------------------
NXM                        7.22%        7.13%         7.98%          NA
-----------------------------------------------------------------------------
NVY                        7.14%        6.98%         7.49%          NA
-----------------------------------------------------------------------------
Lipper Pennsylvania
Municipal Debt Funds
Average 4                  7.50%        7.12%         7.11%          6.58%
-----------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index 5     6.03%        5.78%         5.16%          5.81%
-----------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 10 months ended April 30, 2007 the total returns on net asset value
(NAV) for the New Jersey and Pennsylvania Funds outperformed the return on the Lehman Brothers Municipal Bond Index. The four New Jersey Funds trailed the average return for their Lipper New Jersey peer group, and the performance of the four Pennsylvania Funds lagged the Lipper Pennsylvania average.

4 The Lipper New Jersey Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 10-Months, 13; 1 year, 13; 5 years, 12; and 10 years, 6. The Lipper Pennsylvania Municipal Debt Funds Average is calculated using the returns of all closed-end funds for each period as follows: 10-Months, 9; 1 year, 9; 5 years, 8; and 10 years, 4. Fund and Lipper returns assume reinvestment of dividends.

5 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman Brothers Municipal Bond Index do not reflect any expenses.

As the yield curve continued to flatten over the course of this period, bonds in the Lehman Brothers Municipal Bond Index with longer durations outperformed those with shorter durations. In both the New Jersey Funds and the Pennsylvania Funds, our overall duration and yield curve positioning was favorable. The Funds generally had minor exposure to the shortest part of the yield curve, and this was favorable. The Funds emphasized the intermediate part of the yield curve, and this was also favorable, but this exposure was somewhat offset by an underweight in the longest part of the curve, which performed well for the 10-month period. Another favorable feature for the Funds derived from the use of leverage in the funds. In addition, the Dividend Advantage fee reimbursement structure also had a favorable impact on the performance of those Funds.

With bonds rated BBB or lower and non-rated bonds generally outperformed other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. The Dividend Advantage Funds, NXJ, NUJ, NXM, and NVY can invest a portion of their assets in subinvestment-grade bonds (those rated BB and lower), which was particularly beneficial to performance during this period.

Among the sectors which performed favorably during the period were health care (including hospitals), higher education, transportation, and tobacco, all of which ranked among the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. The Funds benefited from their holdings in these sectors, with the exception of tobacco, which was not held in the Pennsylvania Funds.

The Pennsylvania funds' exposure to housing bonds was a negative, while in New Jersey, the funds have less emphasis on housing bonds and this was favorable. This stems in part from less issuance of New Jersey housing bonds.

During this period, we continued to see advance refundings which benefit the Funds through price appreciation and enhanced credit quality. As the yield curve flattened, more lower coupon bonds were being pre-refunded, which meant that, in general, the positive impact from refinancings was less than in the previous reporting period.

Dividend and Share Price
         INFORMATION

All of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to relatively high short-term interest rates. The Funds' borrowing costs also rose, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds generally offering lower yields, especially in the older Funds. These factors resulted in one monthly dividend increase and one monthly dividend reduction in NQP, one monthly reduction in NUJ and NVY and two monthly dividend reductions in NQJ, NNJ, NXJ, NPY and NXM during the twelve months ended April 30, 2007.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2006 as follows:

              LONG-TERM CAPITAL GAINS                           ORDINARY INCOME
                          (PER SHARE)                               (PER SHARE)
--------------------------------------------------------------------------------
NQJ                           $0.0342                                        --
--------------------------------------------------------------------------------
NNJ                           $0.0102                                   $0.0003
--------------------------------------------------------------------------------
NXJ                           $0.0053                                        --
--------------------------------------------------------------------------------
NUJ                           $0.0033                                        --
--------------------------------------------------------------------------------
NVY                           $0.0244                                        --
--------------------------------------------------------------------------------

These distributions, which represented an important part of the Funds' total returns for this period, were generated by bond calls and sales of appreciated securities.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2007, all the funds except NNJ had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. NNJ had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                              4/30/07           10-MONTH AVERAGE (THRU 4/30/07)
                     PREMIUM/DISCOUNT                          PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NQJ                            -4.41%                                    -5.41%
--------------------------------------------------------------------------------
NNJ                            -0.72%                                    -3.23%
--------------------------------------------------------------------------------
NXJ                            +4.37%                                    +2.74%
--------------------------------------------------------------------------------
NUJ                            +7.77%                                    +4.01%
--------------------------------------------------------------------------------
NQP                            -7.77%                                   -10.61%
--------------------------------------------------------------------------------
NPY                            -7.01%                                    -7.94%
--------------------------------------------------------------------------------
NXM                            +2.21%                                    +2.74%
--------------------------------------------------------------------------------
NVY                            -1.04%                                    -2.13%
--------------------------------------------------------------------------------

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

NQJ

Performance
      OVERVIEW As of April 30, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.30
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    14.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.41%
--------------------------------------------------------------------------------
Market Yield                                                               4.57%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.78%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  306,402
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.12
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.74
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                  8.75%              7.05%
--------------------------------------------------------------------------------
1-Year                                                 2.70%              6.90%
--------------------------------------------------------------------------------
5-Year                                                 5.78%              6.75%
--------------------------------------------------------------------------------
10-Year                                                5.32%              6.40%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.1%
--------------------------------------------------------------------------------
Transportation                                                             17.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.4%
--------------------------------------------------------------------------------
Health Care                                                                12.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.1%
--------------------------------------------------------------------------------
Other                                                                      11.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S.Guaranteed                                                           78%
AA                                                                            6%
A                                                                             4%
BBB                                                                           9%
BB or Lower                                                                   2%
N/R                                                                           1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


$0.0620   $0.0575    $0.0575  $0.0575  $0.0545  $0.0545   $0.0545  $0.0545  $0.0545   $0.0545  $0.0545  $0.0545
---------------------------------------------------------------------------------------------------------------
  May       Jun        Jul       Aug     Sep      Oct       Nov      Dec     Jan       Feb       Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $14.74
                                         $14.69
                                         $14.38
                                         $14.59
                                         $14.42
                                         $14.31
                                         $14.01
                                         $13.80
                                         $13.63
                                         $13.76
                                         $13.78
                                         $13.78
                                         $13.93
                                         $14.03
                                         $14.10
                                         $13.99
                                         $14.10
                                         $14.20
                                         $14.17
                                         $14.11
                                         $14.04
                                         $14.10
                                         $14.06
                                         $14.05
                                         $13.88
                                         $13.84
                                         $14.04
                                         $14.11
                                         $14.15
                                         $14.18
                                         $14.23
                                         $14.32
                                         $14.31
                                         $14.14
                                         $14.05
                                         $14.14
                                         $14.20
                                         $14.11
                                         $14.25
                                         $14.18
                                         $14.26
                                         $14.25
                                         $14.21
                                         $14.23
                                         $14.34
                                         $14.36
                                         $14.36
                                         $14.37
                                         $14.37
                                         $14.36
                                         $14.26
                                         $14.28
                           4/30/07       $14.30

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0342 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

NNJ

Performance
      OVERVIEW As of April 30, 2007

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          78%
AA                                                                            7%
A                                                                             6%
BBB                                                                           6%
BB or Lower                                                                   1%
N/R                                                                           2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


$0.0640  $0.0605  $0.0605  $0.0605  $0.0575  $0.0575  $0.0575  $0.0575  $0.0575  $0.0575  $0.0575  $0.0575
----------------------------------------------------------------------------------------------------------
  May      Jun     Jul       Aug      Sep      Oct      Nov      Dec     Jan       Feb      Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $14.79
                                         $14.81
                                         $14.53
                                         $14.49
                                         $14.57
                                         $14.70
                                         $14.55
                                         $14.58
                                         $14.15
                                         $14.26
                                         $14.26
                                         $14.35
                                         $14.68
                                         $14.46
                                         $14.53
                                         $14.40
                                         $14.72
                                         $14.63
                                         $15.01
                                         $14.82
                                         $14.66
                                         $14.54
                                         $14.75
                                         $14.72
                                         $14.50
                                         $14.53
                                         $14.72
                                         $14.77
                                         $14.65
                                         $14.71
                                         $14.65
                                         $14.89
                                         $14.90
                                         $14.66
                                         $14.56
                                         $14.55
                                         $14.69
                                         $14.67
                                         $14.74
                                         $14.66
                                         $14.83
                                         $14.83
                                         $14.67
                                         $14.87
                                         $14.95
                                         $15.19
                                         $15.22
                                         $15.00
                                         $15.11
                                         $15.00
                                         $14.79
                                         $14.91
                           4/30/07       $15.12

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    15.12
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.23
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.72%
--------------------------------------------------------------------------------
Market Yield                                                               4.56%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.77%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  183,540
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            14.87
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.60
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                   11.10%             7.03%
--------------------------------------------------------------------------------
1-Year                                                   7.66%             6.77%
--------------------------------------------------------------------------------
5-Year                                                   7.24%             6.28%
--------------------------------------------------------------------------------
10-Year                                                  6.87%             6.74%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.3%
--------------------------------------------------------------------------------
Transportation                                                             14.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.9%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.2%
--------------------------------------------------------------------------------
Other                                                                       8.8%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0102 and $0.0003 per share, respectively.

Nuveen New Jersey Dividend Advantage Municipal Fund

NXJ

Performance
      OVERVIEW As of April 30, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    15.75
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.37%
--------------------------------------------------------------------------------
Market Yield                                                               4.72%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.00%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $   99,203
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.97
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                       14.37%         7.26%
--------------------------------------------------------------------------------
1-Year                                                       8.74%         7.13%
--------------------------------------------------------------------------------
5-Year                                                       8.68%         7.33%
--------------------------------------------------------------------------------
Since Inception                                              6.84%         6.91%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.3%
--------------------------------------------------------------------------------
Transportation                                                             16.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.9%
--------------------------------------------------------------------------------
Health Care                                                                11.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.3%
--------------------------------------------------------------------------------
Other                                                                       9.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          73%
AA                                                                            4%
A                                                                             9%
BBB                                                                          10%
BB or Lower                                                                   2%
N/R                                                                           2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


$0.0680  $0.0645  $0.0645  $0.0645  $0.0645  $0.0645  $0.0645  $0.0645  $0.0645  $0.0645  $0.0620  $0.0620
----------------------------------------------------------------------------------------------------------
 May       Jun      Jul      Aug      Sep      Oct      Nov      Dec      Jan      Feb      Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $15.15
                                         $15.35
                                         $15.25
                                         $15.11
                                         $14.75
                                         $14.75
                                         $14.97
                                         $14.57
                                         $14.40
                                         $14.44
                                         $14.45
                                         $14.56
                                         $14.80
                                         $15.15
                                         $14.88
                                         $14.83
                                         $14.94
                                         $15.20
                                         $15.30
                                         $15.19
                                         $15.29
                                         $15.50
                                         $15.71
                                         $15.55
                                         $15.79
                                         $15.30
                                         $15.85
                                         $15.62
                                         $15.45
                                         $15.70
                                         $15.51
                                         $15.88
                                         $15.70
                                         $15.62
                                         $15.85
                                         $15.74
                                         $15.95
                                         $15.79
                                         $16.17
                                         $15.69
                                         $15.62
                                         $15.90
                                         $15.99
                                         $15.93
                                         $16.19
                                         $15.86
                                         $15.50
                                         $15.79
                                         $15.66
                                         $15.99
                                         $15.57
                                         $15.79
                           4/30/07       $15.75

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0053 per share.

Nuveen New Jersey Dividend Advantage Municipal Fund 2

NUJ

Performance
      OVERVIEW As of April 30, 2007

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          64%
AA                                                                            5%
A                                                                            14%
BBB                                                                          12%
BB or Lower                                                                   3%
N/R                                                                           2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


$0.069    $0.066    $0.066   $0.066  $0.066   $0.066   $0.066   $0.066   $0.066   $0.066   $0.066   $0.066
----------------------------------------------------------------------------------------------------------
 May        Jun       Jul     Aug      Sep      Oct      Nov      Dec      Jan      Feb      Mar     Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $15.40
                                         $15.40
                                         $14.70
                                         $15.21
                                         $15.38
                                         $15.25
                                         $15.27
                                         $14.96
                                         $14.95
                                         $15.09
                                         $15.00
                                         $15.15
                                         $15.24
                                         $15.29
                                         $15.77
                                         $15.26
                                         $15.27
                                         $15.60
                                         $15.74
                                         $15.75
                                         $15.48
                                         $15.59
                                         $15.90
                                         $15.90
                                         $16.22
                                         $16.00
                                         $16.36
                                         $16.06
                                         $16.00
                                         $15.85
                                         $15.78
                                         $15.99
                                         $15.88
                                         $15.99
                                         $15.98
                                         $16.02
                                         $16.23
                                         $15.93
                                         $16.14
                                         $15.90
                                         $16.26
                                         $16.11
                                         $16.00
                                         $16.01
                                         $16.29
                                         $16.31
                                         $16.24
                                         $16.08
                                         $16.18
                                         $16.16
                                         $16.19
                                         $16.32
                           4/30/07       $16.50

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    16.50
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.31
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.77%
--------------------------------------------------------------------------------
Market Yield                                                               4.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.12%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $   69,238
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.73
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                       15.40%         7.50%
--------------------------------------------------------------------------------
1-Year                                                      11.98%         7.39%
--------------------------------------------------------------------------------
5-Year                                                       8.32%         7.61%
--------------------------------------------------------------------------------
Since Inception                                              8.14%         7.59%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.7%
--------------------------------------------------------------------------------
Health Care                                                                18.2%
--------------------------------------------------------------------------------
Transportation                                                             16.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.5%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.2%
--------------------------------------------------------------------------------
Other                                                                      14.6%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains in December 2006 of $0.0033 per share.

Nuveen Pennsylvania Investment Quality Municipal Fund

NQP

Performance
      OVERVIEW As of April 30, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.01
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.19
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.77%
--------------------------------------------------------------------------------
Market Yield                                                               4.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.56%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  247,644
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            17.18
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                       12.41%         6.89%
--------------------------------------------------------------------------------
1-Year                                                       9.59%         6.57%
--------------------------------------------------------------------------------
5-Year                                                       5.19%         6.86%
--------------------------------------------------------------------------------
10-Year                                                      4.43%         5.95%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.0%
--------------------------------------------------------------------------------
Transportation                                                              7.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.8%
--------------------------------------------------------------------------------
Health Care                                                                 6.4%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.2%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          70%
AA                                                                           20%
A                                                                             5%
BBB                                                                           4%
N/R                                                                           1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


$0.0545   $0.0515   $0.0515  $0.0515   $0.0515   $0.0515   $0.0535  $0.0535   $0.0535   $0.0535  $0.0535   $0.0535
------------------------------------------------------------------------------------------------------------------
  May       Jun       Jul      Aug       Sep       Oct       Nov      Dec       Jan       Feb      Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $13.43
                                         $13.42
                                         $13.20
                                         $13.27
                                         $13.35
                                         $13.29
                                         $13.24
                                         $13.08
                                         $13.00
                                         $13.04
                                         $13.13
                                         $12.84
                                         $12.83
                                         $13.13
                                         $13.21
                                         $13.13
                                         $13.23
                                         $13.24
                                         $13.28
                                         $13.37
                                         $13.34
                                         $13.50
                                         $13.50
                                         $13.54
                                         $13.35
                                         $13.30
                                         $13.47
                                         $13.60
                                         $13.73
                                         $13.67
                                         $13.71
                                         $13.84
                                         $13.86
                                         $13.68
                                         $13.67
                                         $13.63
                                         $13.64
                                         $13.67
                                         $13.68
                                         $13.69
                                         $13.77
                                         $13.78
                                         $13.83
                                         $13.86
                                         $14.01
                                         $14.12
                                         $13.94
                                         $13.91
                                         $14.01
                                         $14.00
                                         $13.92
                                         $13.95
                           4/30/07       $14.01

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Pennsylvania Premium Income Municipal Fund 2

NPY

Performance
      OVERVIEW As of April 30, 2007

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          72%
AA                                                                           14%
A                                                                             4%
BBB                                                                           5%
BB or Lower                                                                   3%
N/R                                                                           2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


$0.0595  $0.0555  $0.0555  $0.0555  $0.0555  $0.0555  $0.0555   $0.0555  $0.0555  $0.0555   $0.0535   $0.0535
-------------------------------------------------------------------------------------------------------------
  May      Jun      Jul      Aug      Sep      Oct      Nov        Dec      Jan     Feb       Mar       Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $13.47
                                         $13.60
                                         $13.39
                                         $13.32
                                         $13.29
                                         $13.27
                                         $13.23
                                         $13.01
                                         $12.89
                                         $13.06
                                         $13.05
                                         $13.06
                                         $12.95
                                         $13.12
                                         $13.34
                                         $13.35
                                         $13.45
                                         $13.39
                                         $13.44
                                         $13.37
                                         $13.46
                                         $13.54
                                         $13.46
                                         $13.47
                                         $13.47
                                         $13.30
                                         $13.43
                                         $13.49
                                         $13.51
                                         $13.52
                                         $13.46
                                         $13.66
                                         $13.66
                                         $13.52
                                         $13.57
                                         $13.54
                                         $13.53
                                         $13.50
                                         $13.54
                                         $13.53
                                         $13.65
                                         $13.70
                                         $13.72
                                         $13.69
                                         $13.78
                                         $13.98
                                         $13.70
                                         $13.73
                                         $13.88
                                         $13.85
                                         $13.75
                                         $13.68
                           4/30/07       $13.67

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    13.67
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    14.70
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.01%
--------------------------------------------------------------------------------
Market Yield                                                               4.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.73%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  232,650
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            17.17
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.63
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                      9.83%           7.31%
--------------------------------------------------------------------------------
1-Year                                                     6.68%           7.12%
--------------------------------------------------------------------------------
5-Year                                                     5.94%           6.61%
--------------------------------------------------------------------------------
10-Year                                                    7.14%           6.77%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.7%
--------------------------------------------------------------------------------
Transportation                                                             12.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.9%
--------------------------------------------------------------------------------
Utilities                                                                   7.4%
--------------------------------------------------------------------------------
Health Care                                                                 7.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.5%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

NXM

Performance
      OVERVIEW As of April 30, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    15.70
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.36
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.21%
--------------------------------------------------------------------------------
Market Yield                                                               4.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.01%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $   51,160
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            17.27
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.05
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                      8.40%           7.22%
--------------------------------------------------------------------------------
1-Year                                                     1.91%           7.13%
--------------------------------------------------------------------------------
5-Year                                                     9.03%           7.98%
--------------------------------------------------------------------------------
Since Inception                                            7.49%           7.93%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          19.6%
--------------------------------------------------------------------------------
Health Care                                                                13.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.8%
--------------------------------------------------------------------------------
Long-Term Care                                                              8.3%
--------------------------------------------------------------------------------
Transportation                                                              7.5%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.0%
--------------------------------------------------------------------------------
Industrials                                                                 4.6%
--------------------------------------------------------------------------------
Other                                                                      11.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          57%
AA                                                                           19%
A                                                                            10%
BBB                                                                           6%
BB or Lower                                                                   3%
N/R                                                                           5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE


$0.0700  $0.0665  $0.0665  $0.0665  $0.0665  $0.0665  $0.0665  $0.0665  $0.0665  $0.0665  $0.0640  $0.0640
----------------------------------------------------------------------------------------------------------
  May      Jun      Jul      Aug      Sep      Oct      Nov      Dec      Jan      Feb      Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           5/01/06       $16.10
                                         $16.62
                                         $15.95
                                         $16.35
                                         $16.13
                                         $16.00
                                         $15.56
                                         $15.28
                                         $15.20
                                         $15.28
                                         $15.40
                                         $15.38
                                         $15.79
                                         $15.33
                                         $15.54
                                         $15.50
                                         $15.94
                                         $15.95
                                         $15.79
                                         $15.46
                                         $15.60
                                         $15.99
                                         $15.80
                                         $15.96
                                         $15.61
                                         $15.91
                                         $15.80
                                         $16.15
                                         $15.85
                                         $16.00
                                         $16.05
                                         $16.14
                                         $16.34
                                         $16.15
                                         $15.91
                                         $16.14
                                         $15.88
                                         $15.79
                                         $15.80
                                         $15.52
                                         $16.01
                                         $15.70
                                         $16.05
                                         $15.98
                                         $16.00
                                         $15.87
                                         $15.80
                                         $15.93
                                         $15.95
                                         $15.86
                                         $15.80
                                         $15.63
                           4/30/07       $15.70

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

NVY

Performance
      OVERVIEW As of April 30, 2007

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          64%
AA                                                                           17%
A                                                                             4%
BBB                                                                           8%
BB or Lower                                                                   3%
N/R                                                                           4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2


$0.0635  $0.0635  $0.0635  $0.0635  $0.0635  $0.0635  $0.0635  $0.0610  $0.0610  $0.0610  $0.0610  $0.0610
----------------------------------------------------------------------------------------------------------
  May      Jun      Jul      Aug      Sep      Oct      Nov      Dec      Jan      Feb      Mar      Apr


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                            5/01/06      $14.43
                                         $14.39
                                         $14.38
                                         $14.37
                                         $14.48
                                         $14.53
                                         $14.60
                                         $14.75
                                         $14.25
                                         $14.24
                                         $14.12
                                         $14.18
                                         $14.27
                                         $14.99
                                         $14.70
                                         $14.86
                                         $14.90
                                         $15.25
                                         $15.08
                                         $15.18
                                         $15.20
                                         $15.21
                                         $15.26
                                         $15.36
                                         $15.28
                                         $15.35
                                         $15.23
                                         $15.21
                                         $15.28
                                         $15.20
                                         $15.16
                                         $15.50
                                         $15.60
                                         $15.64
                                         $15.58
                                         $15.40
                                         $15.38
                                         $14.86
                                         $14.71
                                         $14.50
                                         $14.67
                                         $14.69
                                         $14.85
                                         $14.83
                                         $14.96
                                         $15.07
                                         $14.80
                                         $14.83
                                         $15.06
                                         $15.30
                                         $15.30
                                         $15.12
                            4/30/07      $15.18

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    15.18
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.34
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.04%
--------------------------------------------------------------------------------
Market Yield                                                               4.82%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.91%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $   57,142
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.70
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.35
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
10-Month (Cumulative)                                      11.88%          7.14%
--------------------------------------------------------------------------------
1-Year                                                     10.21%          6.98%
--------------------------------------------------------------------------------
5-Year                                                      6.61%          7.49%
--------------------------------------------------------------------------------
Since Inception                                             6.49%          7.49%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.3%
--------------------------------------------------------------------------------
Health Care                                                                10.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.2%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.0%
--------------------------------------------------------------------------------
Industrials                                                                 3.7%
--------------------------------------------------------------------------------
Other                                                                      15.4%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2006 of $0.0244 per share.

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the Funds) as of April 30, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at April 30, 2007, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Chicago, Illinois
June 20, 2007

         Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

         Portfolio of
                 INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.6% (0.3% OF TOTAL INVESTMENTS)

               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
               Series 2005A:
$        800     5.000%, 1/01/32                                                      1/15 at 100.00          Baa3    $     806,280
         690     5.125%, 1/01/37                                                      1/15 at 100.00          Baa3          699,557
------------------------------------------------------------------------------------------------------------------------------------
       1,490   Total Consumer Discretionary                                                                               1,505,837
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       4,300     4.750%, 6/01/34                                                      6/17 at 100.00           BBB        4,092,267
       4,000     5.000%, 6/01/41                                                      6/17 at 100.00           BBB        3,944,400
------------------------------------------------------------------------------------------------------------------------------------
       8,300   Total Consumer Staples                                                                                     8,036,667
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 17.3% (11.5% OF TOTAL
               INVESTMENTS)

       2,500   Bergen County Improvement Authority, New Jersey, Revenue Bonds,        9/12 at 101.00           N/R        2,632,675
                 Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27

       1,000   New Jersey Economic Development Authority, Revenue Bonds, The          6/15 at 100.00           AAA        1,061,730
                 Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00             A        2,083,180
                 Fairleigh Dickinson University, Series 2002D, 5.250%,
                 7/01/32 - ACA Insured

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          536,170
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

       1,500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA        1,611,945
                 Montclair State University, Series 2004L, 5.125%,
                 7/01/22 - MBIA Insured

       1,225   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00           AAA        1,327,349
                 Montclair State University, Series 2005F, 5.000%,
                 7/01/16 - FGIC Insured

       2,770   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa        2,946,809
                 Montclair State University, Series 2006, 5.000%,
                 7/01/36 - AMBAC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               New Jersey Institute of Technology, Series 2001G:
       1,000     5.250%, 7/01/20 - MBIA Insured                                       7/11 at 100.00           AAA        1,055,960
       1,945     5.250%, 7/01/21 - MBIA Insured                                       7/11 at 100.00           AAA        2,053,842

               New Jersey Educational Facilities Authority, Revenue Bonds,
               New Jersey Institute of Technology, Series 2004B:
       2,285     5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00           AAA        2,434,005
       1,260     5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00           AAA        1,341,396
       2,510     4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00           AAA        2,616,876
       2,060     4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00           AAA        2,051,204

       1,495   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA        1,606,587
                 Ramapo College, Series 2004H, 5.000%, 7/01/16 - FGIC Insured

         610   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00            AA          663,143
                 Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/16 at 100.00           AAA        2,003,620
                 University, Series 2006G, 4.500%, 7/01/31 - MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, St.
                 Peter's College, Series 1998B:
       1,000     5.375%, 7/01/18                                                      7/08 at 102.00           BB+        1,015,330
       1,750     5.500%, 7/01/27                                                      7/08 at 102.00           BB+        1,780,345


            Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)

$      1,430   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA    $   1,536,721
                 William Paterson University, Series 2004A, 5.125%,
                 7/01/21 - FGIC Insured

       1,050   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA        1,093,806
                 Bonds, Rider University, Series 2002A, 5.000%,
                 7/01/17 - RAAI Insured

       3,040   New Jersey Higher Education Assistance Authority, Student Loan         6/07 at 102.00           AAA        3,065,475
                 Revenue Bonds, New Jersey Class Loan Program, Series 1997A,
                 5.800%, 6/01/16 - MBIA Insured (Alternative Minimum Tax)

       2,145   New Jersey Higher Education Assistance Authority, Student Loan         6/10 at 101.00           AAA        2,207,870
                 Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - MBIA Insured
                 (Alternative Minimum Tax)

       4,235   Puerto Rico Industrial, Tourist, Educational, Medical and              9/11 at 100.00           BBB        4,385,597
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart, Series
                 2001, 5.250%, 9/01/21

               University of Medicine and Dentistry of New Jersey, Certificates
               of Participation, Child Health Institute, LLC, Series 2003:
       1,945     5.000%, 4/15/20 - AMBAC Insured                                      4/13 at 100.00           AAA        2,063,587
       1,370     5.000%, 4/15/22 - AMBAC Insured                                      4/13 at 100.00           AAA        1,438,267

               University of Medicine and Dentistry of New Jersey, Revenue
               Bonds, Series 2002A:
       2,100     5.000%, 12/01/24 - AMBAC Insured                                    12/12 at 100.00           AAA        2,206,281
       4,000     5.500%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00           AAA        4,316,240
------------------------------------------------------------------------------------------------------------------------------------
      50,725   Total Education and Civic Organizations                                                                   53,136,010
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,000   New Jersey Economic Development Authority, Revenue Refunding Bonds,      No Opt. Call          Baa3        5,561,800
                 Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 18.0% (12.0% OF TOTAL INVESTMENTS)

               Camden County Improvement Authority, New Jersey, Revenue Bonds,
               Cooper Health System, Series 2004A:
         200     5.000%, 2/15/25                                                      2/15 at 100.00           BBB          204,978
       1,000     5.750%, 2/15/34                                                      8/14 at 100.00           BBB        1,077,220

       5,750   New Jersey Health Care Facilities Financing Authority, FHA-Insured     8/11 at 100.00           AAA        6,021,055
                 Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001,
                 5.000%, 8/01/41 - AMBAC Insured

       1,265   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aa1        1,348,528
                 Bonds, CentraState Medical  Center, Series 2006A, 5.000%,
                 7/01/30 - AGC Insured

         400   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3          423,840
                 Bonds, Children's Specialized Hospital, Series 2005A,
                 5.500%, 7/01/36

       1,200   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-        1,230,084
                 Bonds, Hunterdon Medical  Center, Series 2006B, 5.000%, 7/01/36

         615   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          637,964
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            A2        3,145,800
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.500%, 7/01/21

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AAA        3,630,865
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.250%, 7/01/29 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
       3,850     5.750%, 7/01/25                                                      7/10 at 100.00            A2        4,076,111
       2,000     5.750%, 7/01/31                                                      7/10 at 100.00            A2        2,117,460

       2,600   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00            AA        2,717,728
                 Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%,
                 7/01/35 - RAAI Insured

       1,985   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB        2,036,153
                 Bonds, Saint Barnabas Health Care System, Series 2006A,
                 5.000%, 7/01/29



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$      5,040   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00           AAA    $   5,263,927
                 Bonds, Society of the Valley Hospital Obligated Group,
                 Series 2000, 5.375%, 7/01/31 - AMBAC Insured

       3,300   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba1        3,431,670
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

       2,160   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00          Baa1        2,210,112
                 Bonds, South Jersey Hospital System, Series 2006, 5.000%,
                 7/01/36

       1,690   New Jersey Health Care Facilities Financing Authority, Revenue         7/14 at 100.00            AA        1,799,309
                 Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                 RAAI Insured

       2,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00          Baa1        2,167,880
                 Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                 7/01/20

       3,135   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00            AA        3,240,493
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

       2,605   New Jersey Health Care Facilities Financing Authority, Revenue         7/08 at 101.00           Aaa        2,659,992
                 Refunding Bonds, St. Barnabas Healthcare System - West Hudson
                 Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 -
                 MBIA Insured

               New Jersey Health Care Facilities Financing Authority, Revenue
               Refunding Bonds, St. Elizabeth Hospital Obligated Group,
               Series 1997:
         140     6.000%, 7/01/20                                                      7/07 at 102.00          BBB-          143,167
       1,605     6.000%, 7/01/27                                                      7/07 at 102.00          BBB-        1,641,353

       3,785   Newark, New Jersey, GNMA Collateralized Healthcare Facility            6/12 at 102.00           Aaa        4,024,553
                 Revenue Bonds, New Community Urban Renewal Corporation,
                 Series 2001A, 5.200%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
      52,825   Total Health Care                                                                                         55,250,242
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

         775   Long Branch Housing Finance Corporation New Jersey, Housing           10/07 at 100.00           N/R          779,929
                 Revenue Bonds, Washington Manor Associates Ltd. Section 8
                 Assisted Elderly Project, Series 1980, 10.000%, 10/01/11

       2,743   Newark Housing Authority, New Jersey, GNMA Collateralized Housing     10/09 at 102.00           Aaa        2,879,017
                 Revenue Bonds, Fairview Apartments Project, Series 2000A,
                 6.400%, 10/20/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,518   Total Housing/Multifamily                                                                                  3,658,946
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)

       2,655   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program    10/07 at 101.50           AAA        2,705,790
                 Revenue Bonds, Series 1997U, 5.850%, 4/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

       2,085   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program    10/10 at 100.00           AAA        2,102,514
                 Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 - MBIA Insured
                 (Alternative Minimum Tax)

       2,590   Puerto Rico Housing Finance Corporation, Mortgage-Backed               6/11 at 100.00           AAA        2,665,732
                 Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%,
                 12/01/33

       2,585   Puerto Rico Housing Finance Corporation, Mortgage-Backed               6/11 at 100.00           AAA        2,664,515
                 Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%,
                 12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,915   Total Housing/Single Family                                                                               10,138,551
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4% (0.2% OF TOTAL INVESTMENTS)

         980   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB        1,046,189
                 Resource Recovery Revenue Refunding Bonds, Waste Management Inc.
                 Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)

       1,125   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00           N/R        1,211,850
                 Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                 5.750%, 11/01/24

       2,855   New Jersey Economic Development Authority, GNMA Collateralized        12/11 at 103.00           Aaa        3,041,117
                 Mortgage Revenue Bonds, Victoria Health Corporation,
                 Series 2001A, 5.200%, 12/20/36


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)

$        595   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/11 at 102.00            A-    $     644,445
                 Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18

       1,100   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/13 at 102.00            A-        1,170,774
                 Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, House of the Good Shepherd Obligated Group, Series 2001:
       1,000     5.100%, 7/01/21 - RAAI Insured                                       7/11 at 100.00            AA        1,032,920
       1,500     5.200%, 7/01/31 - RAAI Insured                                       7/11 at 100.00            AA        1,552,500
------------------------------------------------------------------------------------------------------------------------------------
       8,175   Total Long-Term Care                                                                                       8,653,606
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 10.4% (6.9% OF TOTAL INVESTMENTS)

               Clifton, New Jersey, General Obligation Bonds, Series 2002:
       1,700     5.000%, 1/15/21 - FGIC Insured                                       1/11 at 100.00           AAA        1,769,547
       1,625     5.000%, 1/15/22 - FGIC Insured                                       1/11 at 100.00           AAA        1,685,499

       1,000   Essex County, New Jersey, General Obligation Refunding Bonds,         11/07 at 101.00           Aaa        1,016,650
                 Series 1996A-1, 5.000%, 11/15/11 - FGIC Insured

       4,300   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA        4,619,920
                 5.000%, 9/01/22 - AMBAC Insured

       1,735   Jersey City, New Jersey, General Obligation Public Improvement         9/11 at 102.00           AAA        1,845,971
                 Bonds, Series 2003B, 5.000%, 9/01/20 - FSA Insured

       1,420   Lenape Regional High School District, Burlington County, New             No Opt. Call           Aaa        1,532,649
                 Jersey, General Obligation Bonds, Series 2004, 5.000%,
                 4/01/14 - FGIC Insured

       1,500   Middletown Township Board of Education, Monmouth County, New           8/10 at 100.00           AAA        1,547,550
                 Jersey, Refunding School Bonds, Series 2001, 5.000%,
                 8/01/27 - FSA Insured

       5,000   New Jersey, General Obligation Bonds, Series 1992D, 6.000%, 2/15/11      No Opt. Call            AA        5,405,800

       2,040   Ocean City Board of Education, Cape May County, New Jersey, General    4/16 at 100.00           Aaa        2,195,672
                 Obligation Bonds, Series 2005, 5.000%, 4/01/20 - MBIA Insured

               Sayreville School District, Middlesex County, New Jersey, General
               Obligation Bonds, Series 2002:
       1,470     5.000%, 3/01/24 - FGIC Insured                                       3/12 at 100.00           AAA        1,535,297
       1,545     5.000%, 3/01/25 - FGIC Insured                                       3/12 at 100.00           AAA        1,613,629

       1,285   Tinton Falls Board of Education, Monmouth County, New Jersey,         10/14 at 100.00           Aaa        1,390,293
                 General Obligation Bonds, Series 2004, 5.000%, 10/15/15 - FSA
                 Insured

       1,745   Washington Township Board of Education, Mercer County, New Jersey,     1/16 at 100.00           Aaa        1,881,634
                 General Obligation Bonds, Series 2005, 5.000%, 1/01/19 -
                 FSA Insured

               West Deptford Township, New Jersey, General Obligation Bonds,
               Series 2004:
       1,690     5.000%, 9/01/16 - AMBAC Insured                                      9/14 at 100.00           Aaa        1,824,085
       1,865     4.750%, 9/01/18 - AMBAC Insured                                      9/14 at 100.00           Aaa        1,971,063
------------------------------------------------------------------------------------------------------------------------------------
      29,920   Total Tax Obligation/General                                                                              31,835,259
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 26.2% (17.4% OF TOTAL INVESTMENTS)

               Bergen County Improvement Authority, New Jersey, Guaranteed Lease
               Revenue Bonds, County Administration Complex Project, Series 2003:
       1,795     5.000%, 11/15/17                                                    11/13 at 100.00           Aaa        1,935,190
       2,000     5.000%, 11/15/18                                                    11/13 at 100.00           Aaa        2,145,220

       1,775   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa        1,989,598
                 Revenue Bonds, County Administration Complex Project,
                 Series 2005, 5.000%, 11/15/26

       1,965   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa        2,234,716
                 Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                 AMBAC Insured

       2,650   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA        2,947,277
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

               Gloucester County Improvement Authority, New Jersey, Lease Revenue
               Bonds, Series 2005A:
$      1,100     5.000%, 9/01/18 - MBIA Insured                                       9/15 at 100.00           AAA    $   1,181,950
       1,000     5.000%, 9/01/21 - MBIA Insured                                       9/15 at 100.00           AAA        1,066,950
       1,420     5.000%, 9/01/22 - MBIA Insured                                       9/15 at 100.00           AAA        1,513,010

               Hudson County Improvement Authority, New Jersey, County Secured
               Lease Revenue Bonds, County Services Building Project, Series 2005:
       1,090     5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00           AAA        1,153,089
       2,525     5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00           AAA        2,658,951

       1,445   Lower Township Municipal Utilities Authority, Cape May County, New       No Opt. Call           Aaa        1,544,806
                 Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 - FGIC
                 Insured

               Middlesex County Improvement Authority, New Jersey, County
               Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000     5.250%, 9/15/16                                                      9/13 at 100.00           AAA        1,083,900
       2,000     5.250%, 9/15/18                                                      9/13 at 100.00           AAA        2,162,140
       1,000     5.250%, 9/15/21                                                      9/13 at 100.00           AAA        1,074,340

       4,000   New Jersey Economic Development Authority, Cigarette Tax Revenue       6/14 at 100.00           BBB        4,308,760
                 Bonds, Series 2004, 5.750%, 6/15/34

       4,675   New Jersey Economic Development Authority, Lease Revenue Bonds,        3/15 at 100.00           AAA        4,949,469
                 Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 -
                 FSA Insured

       5,000   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00           AAA        5,446,100
                 Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured

       1,925   New Jersey Educational Facilities Authority, Revenue Bonds, Higher       No Opt. Call           AAA        2,087,489
                 Education Capital Improvement Fund, Series 2005A, 5.000%,
                 9/01/15 - FSA Insured

       2,500   New Jersey Health Care Facilities Financing Authority, Lease           9/13 at 100.00           AA-        2,598,675
                 Revenue Bonds, Department of Human Services - Greystone Park
                 Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
       2,885     5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00           AAA        3,096,528
       4,455     5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00           AAA        4,725,240

       3,405   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00           AAA        3,647,164
                 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
       1,075     5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00           AAA        1,164,666
       1,900     5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00           AAA        2,051,525

       4,200   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        4,747,386
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       3,890   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        4,160,199
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       4,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        4,943,538
                 System Bonds, Series 2006A, 5.500%, 12/15/22

      15,310   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        4,551,051
                 System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

       1,625   Passaic County Improvement Authority, New Jersey, Lease Revenue        5/15 at 100.00           Aaa        1,713,140
                 Bonds, Preakness Healthcare Center Project, Series 2005,
                 5.000%, 5/01/30 - AMBAC Insured

       1,315   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00           AAA        1,323,285
                 Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      85,225   Total Tax Obligation/Limited                                                                              80,205,352
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 26.9% (17.9% OF TOTAL INVESTMENTS)

$      2,250   Casino Reinvestment Development Authority, New Jersey, Parking         6/15 at 100.00           AAA    $   2,451,510
                 Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured

               Delaware River and Bay Authority, Delaware and New Jersey, Revenue
                 Bonds, Series 2005:
       2,000     5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00           AAA        2,122,040
       4,050     5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00           AAA        4,297,131
       1,500     5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00           AAA        1,589,505
       2,500     5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00           AAA        2,645,800

       3,500   Delaware River Port Authority, New Jersey and Pennsylvania,            1/10 at 100.00           AAA        3,671,500
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       2,960   Delaware River Port Authority, Pennsylvania and New Jersey,            1/12 at 100.00           AAA        3,103,323
                 Revenue Refunding Bonds, Port District Project, Series 2001A,
                 5.200%, 1/01/27 - FSA Insured

       3,000   New Jersey Economic Development Authority, Revenue Bonds, American     5/07 at 100.00          CCC+        3,004,920
                 Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative
                 Minimum Tax)

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         495     6.500%, 1/01/16                                                        No Opt. Call             A          568,676
         160     6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call           AAA          184,650

       9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00           AAA       10,097,074
                 5.000%, 1/01/19 - FGIC Insured

       1,265   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call           AAA        1,463,529
                 5.250%, 1/01/29 - FSA Insured

       4,660   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,            1/15 at 100.00           AAA        4,916,067
                 5.000%, 1/01/35 - FSA Insured

       7,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/15 at 101.00           AAA        7,457,660
                 Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                 XLCA Insured

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-        2,106,500
                 Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Twenty-Fifth Series 2002:
       2,280     5.000%, 10/15/26 - FSA Insured                                       4/12 at 101.00           AAA        2,392,974
       5,000     5.000%, 4/15/32 - FSA Insured                                        4/12 at 101.00           AAA        5,247,750

               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
       3,500     7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call           AAA        4,028,745
       6,605     5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/07 at 102.00           AAA        6,805,396
      12,130     5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)           12/07 at 100.00           AAA       12,260,757

       2,000   South Jersey Port Corporation, New Jersey, Marine Terminal Revenue     1/13 at 100.00             A        2,078,920
                 Refunding Bonds, Series 2002K, 5.100%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
      78,355   Total Transportation                                                                                      82,494,427
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 27.2% (18.1% OF TOTAL INVESTMENTS) (4)

       3,320   Atlantic County Improvement Authority, New Jersey, Egg Harbor         11/10 at 100.00           Aaa        3,508,875
                 Township Golf Corporation Township Guaranteed Revenue Bonds,
                 Series 2000, 5.400%, 11/01/30 (Pre-refunded 11/01/10) -
                 AMBAC Insured

       3,275   Delaware River and Bay Authority, Delaware and New Jersey, Revenue     1/10 at 101.00           AAA        3,474,972
                 Bonds, Series 2000A, 5.750%, 1/01/29 (Pre-refunded 1/01/10) -
                 AMBAC Insured

       2,225   Essex County Improvement Authority, New Jersey, General Obligation    10/13 at 100.00           Aaa        2,388,871
                 Lease Revenue Bonds, Correctional Facilities Project, Series
                 2003A, 5.000%, 10/01/28 (Pre-refunded 10/01/13) - FGIC Insured

       3,000   New Jersey Economic Development Authority, School Facilities           6/13 at 100.00           AAA        3,253,500
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21 (Pre-refunded
                 6/15/13) - FGIC Insured

       1,500   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/13 at 100.00           AAA        1,624,110
                 University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded 7/01/13)
                 - FGIC Insured

       1,925   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA        2,096,903
                 University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16)
                 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
$      2,850     5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA    $   3,091,224
       1,460     5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA        1,583,574

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        7/12 at 100.00           AAA        2,125,560
                 Jersey City University, Series 2002A, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12) - AMBAC Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo     7/11 at 100.00           AAA        1,051,530
                 College, Series 2001D, 5.000%, 7/01/31 (Pre-refunded 7/01/11) -
                 AMBAC Insured

       1,300   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/13 at 100.00           AAA        1,398,683
                 University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13)
                 - FGIC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, Rowan
               University, Series 2004C:
       1,000     5.000%, 7/01/15 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00           AAA        1,076,270
       1,195     5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00           AAA        1,286,143
       1,875     5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00           AAA        2,018,006

       7,860   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00      Baa1 (4)        8,612,673
                 Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                 7/01/21 (Pre-refunded 7/01/12)

       5,670   New Jersey Transportation Trust Fund Authority, Transportation        12/11 at 100.00           AAA        5,991,602
                 System Bonds, Series 2001B, 5.000%, 12/15/21 (Pre-refunded
                 12/15/11) - MBIA Insured

       3,000   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00           AAA        3,294,270
                 System Bonds, Series 2003C, 5.500%, 6/15/17 (Pre-refunded
                 6/15/13)

       3,110   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           Aaa        3,372,266
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA          197,083
          55     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA           63,762
       2,505     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA        2,904,072
         760     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA          881,076

       1,250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA        1,360,050
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                 1/01/14) - MBIA Insured

       7,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00           AAA        8,019,524
                 Bonds, Series 2000A, 5.500%, 10/01/34

       1,230   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA        1,299,274
                 Series 2001, 5.125%, 7/01/30 (Pre-refunded 7/01/11) - FSA
                 Insured

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
       7,275     5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        7,777,702
       3,000     6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        3,317,850

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,200     6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        3,422,656
       2,625     6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00           AAA        2,985,281
------------------------------------------------------------------------------------------------------------------------------------
      77,135   Total U.S. Guaranteed                                                                                     83,477,362
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.3% (2.8% OF TOTAL INVESTMENTS)

       3,500   Camden County Pollution Control Financing Authority, New Jersey,       6/07 at 100.00          Baa3        3,548,160
                 Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                 Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)

       1,250   Camden County Pollution Control Financing Authority, New Jersey,       6/07 at 100.00          Baa3        1,267,200
                 Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                 Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

       2,055   Mercer County Improvement Authority, New Jersey, Solid Waste          12/13 at 100.00           AAA        2,200,001
                 Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%,
                 12/15/14 - FGIC Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$        400   New Jersey Economic Development Authority, Pollution Control           7/07 at 100.00          Baa3    $     401,948
                 Revenue Bonds, Jersey Central Power and Light Company, Series
                 1985, 7.100%, 7/01/15

       2,500   Salem County Pollution Control Financing Authority, New Jersey,        4/12 at 101.00          Baa1        2,675,350
                 Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                 Project, Series 2001A, 5.750%, 4/01/31 (Alternative Minimum Tax)

       3,000   Union County Utilities Authority, New Jersey, Solid Waste Facility     6/08 at 101.00           AAA        3,049,140
                 Senior Lien Revenue Bonds, Ogden Martin Systems of Union Inc.,
                 Series 1998A, 5.000%, 6/01/23 - AMBAC Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      12,705   Total Utilities                                                                                           13,141,799
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 7.6% (5.1% OF TOTAL INVESTMENTS)

       3,000   Jersey City Municipal Utilities Authority, Hudson County, New          7/08 at 102.00           AAA        3,094,110
                 Jersey, Sewer Revenue Bonds, Series 2001A-2, 5.200%, 7/15/21 -
                 FGIC Insured (Alternative Minimum Tax)

               Lacey Municipal Utilities Authority, Ocean County, New Jersey,
               Water Revenue Bonds, Series 2003B:
       1,750     5.000%, 12/01/17 - FGIC Insured                                     12/13 at 100.00           Aaa        1,874,548
       1,835     5.000%, 12/01/18 - FGIC Insured                                     12/13 at 100.00           Aaa        1,957,229
       1,000     5.000%, 12/01/19 - FGIC Insured                                     12/13 at 100.00           Aaa        1,066,610

       7,500   New Jersey Economic Development Authority, Water Facilities            5/07 at 101.00           Aaa        7,580,850
                 Revenue Bonds, American Water Company, Series 1996, 6.000%,
                 5/01/36 - FGIC Insured (Alternative Minimum Tax)

               North Hudson Sewerage Authority, New Jersey, Sewerage Revenue
               Refunding Bonds, Series 2002A:
       3,000     5.250%, 8/01/16 - FGIC Insured                                       8/12 at 100.00           Aaa        3,214,650
       3,000     5.250%, 8/01/18 - FGIC Insured                                       8/12 at 100.00           Aaa        3,207,390

       1,250   Ocean County Utilities Authority, New Jersey, Wastewater Revenue       1/11 at 101.00           Aa1        1,311,525
                 Refunding Bonds, Series 2000, 5.000%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
      22,335   Total Water and Sewer                                                                                     23,306,912
------------------------------------------------------------------------------------------------------------------------------------
$    446,603   Total Investments (cost $444,410,314) - 150.6%                                                           461,448,959
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.3%                                                                       6,952,960
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.9)%                                                        (162,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 306,401,919
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                   FUND                                          FIXED RATE
                               NOTIONAL     PAY/RECEIVE       FLOATING RATE     FIXED RATE          PAYMENT
               COUNTERPARTY      AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)        FREQUENCY
               --------------------------------------------------------------------------------------------
               JPMorgan      $7,250,000             Pay   3-Month USD-LIBOR          5.388%   Semi-Annually
               ============================================================================================

                                                            UNREALIZED
                               EFFECTIVE   TERMINATION    APPRECIATION
               COUNTERPARTY     DATE (5)          DATE  (DEPRECIATION)
               -------------------------------------------------------
               JPMorgan          4/25/08       4/25/35          $2,853
               =======================================================


               USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

           Portfolio of
                   INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.6% (0.4% OF TOTAL INVESTMENTS)

               Middlesex County Improvement Authority, New Jersey, Senior Revenue
               Bonds, Heldrich Center Hotel/Conference Center Project,
               Series 2005A:
$        480     5.000%, 1/01/32                                                      1/15 at 100.00          Baa3    $     483,768
         415     5.125%, 1/01/37                                                      1/15 at 100.00          Baa3          420,748
------------------------------------------------------------------------------------------------------------------------------------
         895   Total Consumer Discretionary                                                                                 904,516
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.5% (1.7% OF TOTAL INVESTMENTS)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       2,520     4.750%, 6/01/34                                                      6/17 at 100.00           BBB        2,398,259
       2,300     5.000%, 6/01/41                                                      6/17 at 100.00           BBB        2,268,030
------------------------------------------------------------------------------------------------------------------------------------
       4,820   Total Consumer Staples                                                                                     4,666,289
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.1% (10.9% OF TOTAL
               INVESTMENTS)

       1,125   New Jersey Economic Development Authority, Revenue Bonds, The          6/15 at 100.00           AAA        1,194,446
                 Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured

       2,705   New Jersey Economic Development Authority, Revenue Bonds, Yeshiva        No Opt. Call           N/R        3,231,582
                 Ktana of Passaic, Series 1993, 8.000%, 9/15/18

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00             A          520,795
                 Fairleigh Dickinson University, Series 2002D, 5.250%,
                 7/01/32 - ACA Insured

         300   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          321,702
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

       1,245   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA        1,341,139
                 Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                 MBIA Insured

         970   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa        1,031,915
                 Montclair State University, Series 2006, 5.000%, 7/01/36 -
                 AMBAC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2004B:
       1,375     5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00           AAA        1,464,664
         725     5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00           AAA          771,835
       1,530     4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00           AAA        1,595,147
       1,125     4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00           AAA        1,120,196

               New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo
               College, Series 2004H:
       1,640     5.000%, 7/01/18 - FGIC Insured                                       7/14 at 100.00           AAA        1,753,914
       1,040     5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00           AAA        1,101,225

         300   New Jersey Educational Facilities Authority, Revenue Bonds, Rider      7/14 at 100.00            AA          326,136
                 University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

       1,150   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/16 at 100.00           AAA        1,152,082
                 University, Series 2006G, 4.500%, 7/01/31 - MBIA Insured

         235   New Jersey Educational Facilities Authority, Revenue Bonds,            7/07 at 100.00            A-          235,463
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

          10   New Jersey Higher Education Assistance Authority, Student Loan         7/07 at 100.00            A+           10,017
                 Revenue Bonds, New Jersey Class Loan Program, Series 1992A,
                 6.125%, 7/01/09 (Alternative Minimum Tax)

       1,595   New Jersey Higher Education Assistance Authority, Student Loan         6/09 at 101.00           AAA        1,606,739
                 Revenue Bonds, Series 1999A, 5.250%, 6/01/18 - MBIA Insured
                 (Alternative Minimum Tax)


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)

               New Jersey Higher Education Assistance Authority, Student Loan
               Revenue Bonds, Series 2000A:
$      1,570     5.700%, 6/01/08 - MBIA Insured (Alternative Minimum Tax)               No Opt. Call           AAA    $   1,595,732
       1,050     6.000%, 6/01/15 - MBIA Insured (Alternative Minimum Tax)             6/10 at 101.00           AAA        1,080,356

       2,000   Rutgers State University, New Jersey, Revenue Bonds, Series 2004E,     5/14 at 100.00           AAA        2,106,360
                 5.000%, 5/01/34 - FGIC Insured

       2,025   University of Medicine and Dentistry of New Jersey, Certificates       4/13 at 100.00           AAA        2,148,464
                 of Participation, Child Health Institute, LLC, Series 2003,
                 5.000%, 4/15/21 - AMBAC Insured

       1,000   University of Medicine and Dentistry of New Jersey, Certificates       6/14 at 100.00           AAA        1,052,870
                 of Participation, University Housing Associates, LLC, Series
                 2004, 5.000%, 6/15/29 - MBIA Insured

       2,750   University of Medicine and Dentistry of New Jersey, Revenue Bonds,    12/12 at 100.00           AAA        2,875,153
                 Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,965   Total Education and Civic Organizations                                                                   29,637,932
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,500   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call          Baa3        1,668,540
                 Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                 10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 14.8% (10.0% OF TOTAL INVESTMENTS)

               Camden County Improvement Authority, New Jersey, Revenue Bonds,
               Cooper Health System, Series 2004A:
         185     5.000%, 2/15/25                                                      2/15 at 100.00           BBB          189,605
         620     5.750%, 2/15/34                                                      8/14 at 100.00           BBB          667,876

         240   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3          254,304
                 Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                 7/01/36

       2,900   New Jersey Health Care Facilities Financing Authority, Revenue         1/10 at 101.00            A3        3,058,166
                 Bonds, Hackensack University Medical Center, Series 2000,
                 6.000%, 1/01/34

         700   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          717,549
                 Bonds, Hunterdon Medical  Center, Series 2006B, 5.000%, 7/01/36

         375   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          389,003
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            A2        3,686,655
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.625%, 7/01/31

       1,700   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AAA        1,783,232
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.625%, 7/01/12 - FSA Insured

         465   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 101.00          BBB-          515,480
                 Bonds, Palisades Medical Center of New York Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

       1,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00            AA        1,567,920
                 Bonds, RWJ Health Care  Corporation, Series 2005B, 5.000%,
                 7/01/35 - RAAI Insured

       1,160   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB        1,189,893
                 Bonds, Saint Barnabas Health Care System, Series 2006A,
                 5.000%, 7/01/29

       2,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00           AAA        2,105,520
                 Bonds, Society of the Valley Hospital Obligated Group, Series
                 2000, 5.750%, 7/01/15 - AMBAC Insured

       1,875   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba1        1,949,813
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

       1,245   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00          Baa1        1,273,884
                 Bonds, South Jersey Hospital System, Series 2006, 5.000%,
                 7/01/36

       1,270   New Jersey Health Care Facilities Financing Authority, Revenue         7/14 at 100.00            AA        1,352,144
                 Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                 RAAI Insured

         545   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-          600,110
                 Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                 7/01/30

       1,130   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A+        1,208,659
                 Refunding Bonds, Atlantic City Medical Center, Series 2002,
                 5.750%, 7/01/25



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$      1,710   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00            AA    $   1,762,600
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.000%, 7/01/22 - RAAI Insured

          25   New Jersey Health Care Facilities Financing Authority, Revenue         7/07 at 102.00          BBB-           25,566
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group, Series
                 1997, 6.000%, 7/01/27

       2,650   Puerto Rico Industrial, Tourist, Educational, Medical and              6/07 at 101.50            A3        2,803,409
                 Environmental Control Facilities Financing Authority, Adjustable
                 Rate Industrial Revenue Bonds, American Home Products
                 Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      25,795   Total Health Care                                                                                         27,101,388
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

         340   Essex County Improvement Authority, New Jersey, FNMA Enhanced         11/12 at 100.00           Aaa          342,373
                 Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002,
                 4.750%, 11/01/22 (Alternative Minimum Tax)

         460   Long Branch Housing Finance Corporation New Jersey, Housing           10/07 at 100.00           N/R          462,926
                 Revenue Bonds, Washington Manor Associates Ltd. Section 8
                 Assisted Elderly Project, Series 1980, 10.000%, 10/01/11

       7,000   New Jersey Housing and Mortgage Finance Agency, Multifamily           11/07 at 101.50           AAA        7,158,619
                 Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 - AMBAC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,800   Total Housing/Multifamily                                                                                  7,963,918
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

               New Jersey Housing and Mortgage Finance Agency, Home Buyer Program
               Revenue Bonds, Series 1997U:
       1,515     5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)           10/07 at 101.50           AAA        1,544,664
         400     5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)            10/07 at 101.50           AAA          407,652

         430   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program       No Opt. Call           AAA          436,325
                 Revenue Bonds, Series 2000CC, 4.600%, 10/01/09 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,345   Total Housing/Single Family                                                                                2,388,641
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)

         575   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB          613,836
                 Resource Recovery Revenue Refunding Bonds, Waste Management Inc.
                 Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 1.0% (0.7% OF TOTAL INVESTMENTS)

         750   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00           N/R          814,133
                 Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                 5.800%, 11/01/31

       1,000   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/11 at 102.00            A-        1,067,720
                 Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
       1,750   Total Long-Term Care                                                                                       1,881,853
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 12.2% (8.2% OF TOTAL INVESTMENTS)

       2,460   Freehold Regional High School District, Monmouth County Board of         No Opt. Call           AAA        2,703,023
                 Education, New Jersey, School District Refunding Bonds, Series
                 2001, 5.000%, 3/01/17 - FGIC Insured

       2,500   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA        2,686,000
                 5.000%, 9/01/22 - AMBAC Insured

       1,500   Jersey City, New Jersey, General Obligation Public Improvement         9/11 at 102.00           AAA        1,595,940
                 Bonds, Series 2003B, 5.000%, 9/01/20 - FSA Insured

       2,000   Manalapan-Englishtown Regional Board of Education, New Jersey,        10/13 at 100.00           AAA        2,097,180
                 General Obligation Bonds, Series 2003, 5.000%, 10/01/27 - MBIA
                 Insured

               New Jersey, General Obligation Bonds, Series 1992D:
       2,580     6.000%, 2/15/11                                                        No Opt. Call            AA        2,789,393
       1,560     6.000%, 2/15/13                                                        No Opt. Call            AA        1,741,366

       4,000   Passaic County, New Jersey, General Improvement Refunding Bonds,         No Opt. Call           AAA        4,210,360
                 Series 1993, 5.125%, 9/01/12 - FGIC Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

               Stafford Township Board of Education, Ocean County, New Jersey,
               General Obligation Bonds, Series 2003:
$      1,350     5.250%, 1/15/18 - FSA Insured                                        1/12 at 100.00           Aaa    $   1,434,483
       1,100     5.250%, 1/15/19 - FSA Insured                                        1/12 at 100.00           Aaa        1,168,838

       1,780   West Deptford Township, New Jersey, General Obligation Bonds,          9/14 at 100.00           Aaa        1,887,530
                 Series 2004, 4.750%, 9/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,830   Total Tax Obligation/General                                                                              22,314,113
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 32.9% (22.3% OF TOTAL INVESTMENTS)

               Bergen County Improvement Authority, New Jersey, Guaranteed Lease
               Revenue Bonds, County Administration Complex Project, Series 2003:
       1,200     5.000%, 11/15/17                                                    11/13 at 100.00           Aaa        1,293,720
       1,145     5.000%, 11/15/18                                                    11/13 at 100.00           Aaa        1,228,138

       1,000   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa        1,120,900
                 Revenue Bonds, County Administration Complex Project, Series
                 2005, 5.000%, 11/15/26

       5,515   Essex County Improvement Authority, New Jersey, Lease Revenue         12/13 at 100.00           Aaa        5,924,158
                 Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured

       1,155   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa        1,313,535
                 Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                 AMBAC Insured

       1,225   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA        1,362,421
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

               Hudson County Improvement Authority, New Jersey, County Secured
               Lease Revenue Bonds, County Services Building Project, Series
               2005:
       1,185     5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00           AAA        1,253,588
       2,755     5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00           AAA        2,901,153

               Middlesex County Improvement Authority, New Jersey, County
               Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000     5.250%, 9/15/16                                                      9/13 at 100.00           AAA        1,083,900
       1,705     5.250%, 9/15/17                                                      9/13 at 100.00           AAA        1,843,020
       1,000     5.250%, 9/15/21                                                      9/13 at 100.00           AAA        1,074,340

       2,540   New Jersey Economic Development Authority, Cigarette Tax Revenue       6/14 at 100.00           BBB        2,736,063
                 Bonds, Series 2004, 5.750%, 6/15/34

       3,200   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00           AAA        3,485,504
                 Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured

       2,720   New Jersey Health Care Facilities Financing Authority, Lease           9/13 at 100.00           AA-        2,827,358
                 Revenue Bonds, Department of Human Services - Greystone Park
                 Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
       2,615     5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00           AAA        2,773,626
       4,000     5.000%, 9/15/28 - AMBAC Insured                                      9/15 at 100.00           AAA        4,239,720

       1,500   New Jersey Sports and Exposition Authority, Convention Center            No Opt. Call           AAA        1,734,330
                 Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 - MBIA Insured

       3,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        3,316,050
                 Federal Transit Administration Grants, Series 2002A, 5.500%,
                 9/15/14 - AMBAC Insured

       1,875   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00           AAA        2,008,350
                 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
         400     5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00           AAA          433,364
         715     5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00           AAA          772,021

       2,600   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        2,938,858
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      2,000   New Jersey Transportation Trust Fund Authority, Transportation        12/15 at 100.00           AAA    $   2,192,220
                 System Bonds, Series 2005B, 5.250%, 12/15/18 - FGIC Insured

       1,110   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        1,187,101
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       1,700   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        1,954,422
                 System Bonds, Series 2006A, 5.500%, 12/15/22

       4,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,189,040
                 System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

         780   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00           AAA          784,914
                 Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured

       2,745   Union County Improvement Authority, New Jersey, General Obligation     3/13 at 100.00           Aaa        2,867,592
                 Lease Revenue Bonds, Plainfield Park Madison Redevelopment
                 Project, Series 2003, 5.000%, 3/01/34 - FSA Insured

       2,445   Union County Improvement Authority, New Jersey, General Obligation     6/13 at 100.00           Aa1        2,569,768
                 Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23
------------------------------------------------------------------------------------------------------------------------------------
      58,830   Total Tax Obligation/Limited                                                                              60,409,174
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 21.9% (14.8% OF TOTAL INVESTMENTS)

       2,750   Casino Reinvestment Development Authority, New Jersey, Parking         6/15 at 100.00           AAA        2,996,290
                 Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured

               Delaware River and Bay Authority, Delaware and New Jersey,
                 Revenue Bonds, Series 2005:
       2,500     5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00           AAA        2,649,175
       4,000     5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00           AAA        4,233,280

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
       1,365     6.500%, 1/01/16                                                        No Opt. Call             A        1,568,167
         565     6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call           AAA          652,044
         345     6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call           AAA          398,151

       5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00           AAA        6,111,387
                 5.000%, 1/01/19 - FGIC Insured

       1,995   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,            1/15 at 100.00           AAA        2,104,625
                 5.000%, 1/01/35 - FSA Insured

       2,750   Passaic County Improvement Authority, New Jersey, Revenue Bonds,       4/15 at 100.00           Aaa        2,887,033
                 Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 -
                 FSA Insured

       4,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/15 at 101.00           AAA        4,261,520
                 Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                 XLCA Insured

       1,000   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-        1,053,250
                 Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        4/12 at 101.00           AAA        2,099,100
                 Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 4/15/32 -
                 FSA Insured

       8,000   Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 102.00           AAA        8,242,715
                 JFK International Air Terminal LLC, Sixth Series 1997, 5.750%,
                 12/01/22 - MBIA Insured (Alternative Minimum Tax)

         850   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00           Aaa          895,220
                 Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      37,870   Total Transportation                                                                                      40,151,957
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 24.0% (16.3% OF TOTAL INVESTMENTS) (4)

       2,075   Egg Harbor Township School District, Atlantic County, New Jersey,      4/15 at 100.00           Aaa        2,246,810
                 General Obligation Bonds, Series 2005, 5.000%, 4/01/27
                 (Pre-refunded 4/01/15) - MBIA Insured

       2,225   Essex County Improvement Authority, New Jersey, General Obligation    10/13 at 100.00           Aaa        2,388,871
                 Lease Revenue Bonds, Correctional Facilities Project, Series
                 2003A, 5.000%, 10/01/28 (Pre-refunded 10/01/13) - FGIC Insured

       1,750   Garden State Preservation Trust, New Jersey, Open Space and           11/13 at 100.00           AAA        1,880,218
                 Farmland Preservation Bonds, Series 2003A, 5.000%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

       3,425   New Jersey Economic Development Authority, School Facilities           6/13 at 100.00           AAA        3,714,413
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded 6/15/13) - FGIC Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$        595   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA    $     648,134
                 University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16)
                 - MBIA Insured

       2,080   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00           AAA        2,256,051
                 Montclair State University, Series 2005F, 5.000%, 7/01/32
                 (Pre-refunded 7/01/15) - FGIC Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/13 at 100.00           AAA        1,075,910
                 University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13)
                 - FGIC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, Rowan
               University, Series 2004C:
         905     5.000%, 7/01/15 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00           AAA          974,024
         400     5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00           AAA          430,508

       3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00      Baa1 (4)        3,287,280
                 Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                 7/01/21 (Pre-refunded 7/01/12)

         890   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           Aaa          965,054
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         465     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA          539,079
         195     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA          226,065
         120     6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call           AAA          139,117
       6,590     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA        7,639,852
       1,760     6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call           AAA        2,040,386
       2,745     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA        3,182,306

         750   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          816,030
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                 1/01/14) - MBIA Insured

       2,795   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           AAA        2,988,135
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,520     6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        3,764,922
       2,250     6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00           AAA        2,558,813

         350   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00           Aaa          375,778
                 Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24
                 (Pre-refunded 10/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,885   Total U.S. Guaranteed                                                                                     44,137,756
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.9% (1.3% OF TOTAL INVESTMENTS)

       1,250   New Jersey Economic Development Authority, Pollution Control             No Opt. Call          Baa1        1,281,463
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12

       2,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00           AAA        2,252,734
                 Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,375   Total Utilities                                                                                            3,534,197
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.8% (8.7% OF TOTAL INVESTMENTS)

               Bayonne Municipal Utilities Authority, New Jersey, Water System
               Revenue Refunding Bonds, Series 2003A:
       1,450     5.000%, 4/01/19 - XLCA Insured                                       4/13 at 100.00           Aaa        1,526,720
       1,250     5.000%, 4/01/24 - XLCA Insured                                       4/13 at 100.00           Aaa        1,306,888

       1,000   Hudson County Improvement Authority, New Jersey, Utility System        1/08 at 101.50           AAA        1,024,240
                 Revenue Bonds, Harrison Franchise Acquisition Project, Series
                 1997, 5.350%, 1/01/27 - FSA Insured

       1,000   Jersey City Sewer Authority, Hudson County, New Jersey, Sewer            No Opt. Call           AAA        1,112,390
                 Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 - AMBAC
                 Insured

       3,100   New Jersey Economic Development Authority, Water Facilities            9/07 at 100.00           AAA        3,121,080
                 Revenue Refunding Bonds, Hackensack Water Company, Series 1994B,
                 5.900%, 3/01/24 - MBIA Insured (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      6,950   New Jersey Environmental Infrastructure Trust, Environmental           9/11 at 101.00           AAA    $   7,217,991
                 Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

       1,650   New Jersey Water Supply Authority, Water Supply Authority Bonds,       8/15 at 100.00           AAA        1,748,835
                 Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 - MBIA Insured

       3,500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue          8/12 at 100.00           Aaa        3,741,955
                 Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured

       1,000   Stony Brook Regional Sewer Authority, Princeton, New Jersey,             No Opt. Call           Aa2        1,052,620
                 Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12

       1,500   Wanaque Valley Regional Sewer Authority, Passaic County, New             No Opt. Call           AAA        1,682,970
                 Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%,
                 9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,400   Total Water and Sewer                                                                                     23,535,689
------------------------------------------------------------------------------------------------------------------------------------
$    256,635   Total Investments (cost $260,069,089) - 147.6%                                                           270,909,799
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.3%                                                                       4,229,710
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.9)%                                                         (91,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 183,539,509
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                   FUND                                          FIXED RATE
                               NOTIONAL     PAY/RECEIVE       FLOATING RATE     FIXED RATE          PAYMENT
               COUNTERPARTY      AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)        FREQUENCY
               --------------------------------------------------------------------------------------------
               JPMorgan      $2,500,000             Pay   3-Month USD-LIBOR          5.388%   Semi-Annually
               ============================================================================================

                                                            UNREALIZED
                               EFFECTIVE   TERMINATION    APPRECIATION
               COUNTERPARTY     DATE (5)          DATE  (DEPRECIATION)
               -------------------------------------------------------
               JPMorgan          4/25/08       4/25/35            $984
               =======================================================


               USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

            Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

            Portfolio of
                    INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.5% (0.4% OF TOTAL INVESTMENTS)

               Middlesex County Improvement Authority, New Jersey, Senior Revenue
               Bonds, Heldrich Center Hotel/Conference Center Project, Series
               2005A:
$        260     5.000%, 1/01/32                                                      1/15 at 100.00          Baa3    $     262,041
         230     5.125%, 1/01/37                                                      1/15 at 100.00          Baa3          233,186

          45   New Jersey Economic Development Authority, General Motors                No Opt. Call            B-           44,969
                 Corporation, Series 1984, 5.350%, 4/01/09
------------------------------------------------------------------------------------------------------------------------------------
         535   Total Consumer Discretionary                                                                                 540,196
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.6% (1.8% OF TOTAL INVESTMENTS)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       1,345     4.750%, 6/01/34                                                      6/17 at 100.00           BBB        1,280,023
       1,300     5.000%, 6/01/41                                                      6/17 at 100.00           BBB        1,281,930
------------------------------------------------------------------------------------------------------------------------------------
       2,645   Total Consumer Staples                                                                                     2,561,953
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.5% (11.3% OF TOTAL
               INVESTMENTS)

         250   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          268,085
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

         750   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          805,973
                 Montclair State University, Series 2004L, 5.125%, 7/01/21 -
                 MBIA Insured

         970   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa        1,031,915
                 Montclair State University, Series 2006, 5.000%, 7/01/36 -
                 AMBAC Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        7/11 at 100.00           AAA        1,055,960
                 Jersey Institute of Technology, Series 2001G, 5.250%, 7/01/18 -
                 MBIA Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        1/14 at 100.00           AAA        1,062,790
                 Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 -
                 AMBAC Insured

       1,500   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/11 at 101.00           AAA        1,563,645
                 College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured

         650   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/16 at 100.00           AAA          651,177
                 University, Series 2006G, 4.500%, 7/01/31 - MBIA Insured

         630   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          678,649
                 William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                 FGIC Insured

         300   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA          312,516
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 - RAAI
                 Insured

         200   New Jersey Educational Facilities Authority, Revenue Refunding         7/11 at 100.00           AAA          211,668
                 Bonds, Seton Hall University  Project, Series 2001A, 5.250%,
                 7/01/16 - AMBAC Insured

               New Jersey Educational Facilities Authority, Revenue Refunding
               Bonds, Seton Hall University Project, Series 2001G:
       3,820     4.875%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00           AAA        3,938,839
       1,600     5.000%, 7/01/26 - AMBAC Insured                                      7/11 at 100.00           AAA        1,655,520

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, University of the Sacred Heart, Series
               2001:
       2,000     5.250%, 9/01/21                                                      9/11 at 100.00           BBB        2,071,120
         500     5.250%, 9/01/31                                                      9/11 at 100.00           BBB          516,780



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)

$        500   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00          BBB-    $     528,060
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.500%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
      15,670   Total Education and Civic Organizations                                                                   16,352,697
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 1.1% (0.8% OF TOTAL INVESTMENTS)

       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government Refinery      1/13 at 100.00           BBB        1,126,980
                 Facilities - Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

         850   New Jersey Economic Development Authority, Economic Development       11/08 at 101.00           N/R          864,586
                 Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                 11/01/28 (Alternative Minimum Tax)

         250   New Jersey Economic Development Authority, Industrial Development      4/08 at 100.00           Ba1          258,455
                 Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series
                 1996, 7.000%, 10/01/14

         750   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call          Baa3          834,270
                 Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       1,850   Total Financials                                                                                           1,957,311
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 16.9% (11.5% OF TOTAL INVESTMENTS)

         310   Camden County Improvement Authority, New Jersey, Revenue Bonds,        8/14 at 100.00           BBB          333,938
                 Cooper Health System, Series 2004A, 5.750%, 2/15/34

       1,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aa1        1,599,045
                 Bonds, CentraState Medical Center, Series 2006A, 5.000%,
                 7/01/30 - AGC Insured

         130   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3          137,748
                 Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                 7/01/36

         400   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          410,028
                 Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         180   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          186,721
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            A2        3,686,655
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.625%, 7/01/31

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
         750     5.750%, 7/01/25                                                      7/10 at 100.00            A2          794,048
       3,000     5.750%, 7/01/31                                                      7/10 at 100.00            A2        3,176,190

         610   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB          625,720
                 Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%,
                 7/01/29

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba1        1,039,900
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

         665   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00          Baa1          680,428
                 Bonds, South Jersey Hospital System, Series 2006, 5.000%,
                 7/01/36

         845   New Jersey Health Care Facilities Financing Authority,                 7/14 at 100.00            AA          899,655
                 Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
                 7/01/20 - RAAI Insured

         500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-          550,560
                 Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                 7/01/30

       2,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00            A2        2,585,975
                 Refunding Bonds, Burdette Tomlin Memorial Hospital, Series 1999,
                 5.500%, 7/01/29

          40   New Jersey Health Care Facilities Financing Authority, Revenue         7/07 at 102.00          BBB-           40,906
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group, Series
                 1997, 6.000%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
      15,930   Total Health Care                                                                                         16,747,517
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)

$        310   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB    $     330,937
                 Resource Recovery Revenue Refunding Bonds, Waste Management Inc.
                 Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 3.1% (2.1% OF TOTAL INVESTMENTS)

         250   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00           N/R          271,378
                 Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                 5.800%, 11/01/31

         880   New Jersey Economic Development Authority, Retirement Community       11/16 at 100.00           N/R          886,873
                 Revenue Bonds, Seabrook Village, Series 2006, 5.250%, 11/15/36

               New Jersey Economic Development Authority, Revenue Bonds, Masonic
               Charity Foundation of New Jersey, Series 2001:
       1,000     6.000%, 6/01/25                                                      6/11 at 102.00            A-        1,092,270
         335     5.500%, 6/01/31                                                      6/11 at 102.00            A-          356,249

         500   New Jersey Economic Development Authority, Revenue Bonds, United       1/08 at 102.00           BB+          496,170
                 Methodist Homes of New Jersey Obligated Group, Series 1998,
                 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       2,965   Total Long-Term Care                                                                                       3,102,940
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 2.5% (1.7% OF TOTAL INVESTMENTS)

       1,000   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA        1,074,400
                 5.000%, 9/01/22 - AMBAC Insured

       1,350   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA        1,421,564
                 Series 2001, 5.250%, 7/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,350   Total Tax Obligation/General                                                                               2,495,964
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 25.8% (17.6% OF TOTAL INVESTMENTS)

         600   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa          672,540
                 Revenue Bonds, County Administration Complex Project, Series
                 2005, 5.000%, 11/15/26

       1,745   Burlington County Bridge Commission, New Jersey, Guaranteed Pooled    12/13 at 100.00           AAA        1,861,234
                 Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA Insured

       1,500   Camden County Improvement Authority, New Jersey, County Guaranteed     9/15 at 100.00           AAA        1,625,055
                 Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 - FSA Insured

       1,100   Casino Reinvestment Development Authority, New Jersey, Hotel Room      1/15 at 102.00           AAA        1,210,418
                 Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 - AMBAC Insured

         500   Essex County Improvement Authority, New Jersey, Lease Revenue            No Opt. Call           Aaa          532,585
                 Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

         620   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa          705,101
                 Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                 AMBAC Insured

         815   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA          906,427
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

       1,055   Gloucester County Improvement Authority, New Jersey, Lease Revenue     9/15 at 100.00           AAA        1,127,173
                 Bonds, Series 2005A, 5.000%, 9/01/20 - MBIA Insured

       1,200   New Jersey Economic Development Authority, Cigarette Tax Revenue       6/14 at 100.00           BBB        1,292,628
                 Bonds, Series 2004, 5.750%, 6/15/34

       1,200   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00           AAA        1,307,064
                 Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured

         525   New Jersey Educational Facilities Authority, Revenue Bonds, Higher       No Opt. Call           AAA          569,315
                 Education Capital  Improvement Fund, Series 2005A, 5.000%,
                 9/01/15 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         925     5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00           AAA          992,821
       1,400     5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00           AAA        1,484,924



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA    $   1,105,350
                 Federal Transit Administration Grants, Series 2002A, 5.500%,
                 9/15/14 - AMBAC Insured

       1,000   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00           AAA        1,071,120
                 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
         350     5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00           AAA          379,194
         610     5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00           AAA          658,648

       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,469,429
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       1,280   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        1,368,909
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        1,494,558
                 System Bonds, Series 2006A, 5.500%, 12/15/22

       6,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,783,560
                 System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

         405   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00           AAA          407,552
                 Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured

       1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/08 at 101.00            AA        1,542,045
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A, 5.500%,
                 10/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,930   Total Tax Obligation/Limited                                                                              25,567,650
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 24.8% (16.9% OF TOTAL INVESTMENTS)

               Delaware River and Bay Authority, Delaware and New Jersey, Revenue
                 Bonds, Series 2005:
       1,000     5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00           AAA        1,061,020
       1,000     5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00           AAA        1,061,020
         500     5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00           AAA          529,835
       1,000     5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00           AAA        1,058,320

         900   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B          960,525
                 Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                 11/15/30 (Alternative Minimum Tax)

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         180     6.500%, 1/01/16                                                        No Opt. Call             A          206,791
          50     6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call           AAA           57,703

       3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00           AAA        3,188,550
                 5.000%, 1/01/19 - FGIC Insured

         300   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call           AAA          347,082
                 5.250%, 1/01/29 - FSA Insured

       1,195   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,            1/15 at 100.00           AAA        1,260,665
                 5.000%, 1/01/35 - FSA Insured

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        7/07 at 101.00           AAA        2,022,360
                 Bonds, One Hundred Ninth Series 1997, 5.375%, 1/15/32 - MBIA
                 Insured

         500   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-          526,625
                 Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

       3,500   Port Authority of New York and New Jersey, Consolidated Revenue       10/07 at 101.00           AAA        3,559,535
                 Bonds, One Hundred Twentieth Series 2000, 5.500%, 10/15/35 -
                 MBIA Insured (Alternative Minimum Tax)

       5,000   Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 102.00           AAA        5,151,699
                 JFK International Air Terminal LLC, Sixth Series 1997, 5.750%,
                 12/01/22 - MBIA Insured (Alternative Minimum Tax)

       3,435   South Jersey Transportation Authority New Jersey, Transportation      11/09 at 101.00           AAA        3,566,423
                 System Revenue Bonds, Series 1999, 5.125%, 11/01/22 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,560   Total Transportation                                                                                      24,558,153
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 25.3% (17.3% OF TOTAL INVESTMENTS) (4)

$        900   Garden State Preservation Trust, New Jersey, Open Space and           11/13 at 100.00           AAA    $     966,969
                 Farmland Preservation Bonds, Series 2003A, 5.000%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

       1,630   Hamilton Township, Mercer County Board of Education, New Jersey,       8/10 at 100.00           AAA        1,684,801
                 General Obligation Bonds, Series 2001, 4.750%, 8/15/19
                 (Pre-refunded 8/15/10) - FSA Insured

       2,400   New Jersey Economic Development Authority, School Facilities           6/11 at 100.00           AAA        2,522,472
                 Construction Bonds, Series 2001A, 5.000%, 6/15/21
                 (Pre-refunded 6/15/11) - AMBAC Insured

       1,000   New Jersey Economic Development Authority, School Facilities           6/13 at 100.00           AAA        1,084,500
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded 6/15/13) - FGIC Insured

         385   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           AAA          419,381
                 Kean University, Series 2005B, 5.000%, 7/01/30
                 (Pre-refunded 7/01/16) - MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
       1,200     5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA        1,301,568
       1,000     5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA        1,084,640
         520     5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA          564,013

         625   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          672,669
                 Rowan University, Series 2004C, 5.000%, 7/01/24
                 (Pre-refunded 7/01/14) - MBIA Insured

       1,350   New Jersey Health Care Facilities Financing Authority,                 7/12 at 100.00      Baa1 (4)        1,479,276
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21 (Pre-refunded 7/01/12)

       1,000   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00           AAA        1,098,090
                 System Bonds, Series 2003C, 5.500%, 6/15/17
                 (Pre-refunded 6/15/13)

       1,020   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           Aaa        1,106,017
                 System Bonds, Series 2005D, 5.000%, 6/15/19
                 (Pre-refunded 6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         130     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA          150,710
          20     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA           23,186
         905     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA        1,049,176

         375   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          408,015
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21
                 (Pre-refunded 1/01/14) - MBIA Insured

       1,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        1,602,900
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

               Puerto Rico, General Obligation and Public Improvement Bonds,
               Series 2001:
       2,150     5.250%, 7/01/27 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00           AAA        2,281,387
       1,000     5.125%, 7/01/30 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00           AAA        1,056,320

         795   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           AAA          849,935
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       2,240     6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        2,395,859
       1,125     6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00           AAA        1,279,406
------------------------------------------------------------------------------------------------------------------------------------
      23,270   Total U.S. Guaranteed                                                                                     25,081,290
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.8% (1.2% OF TOTAL INVESTMENTS)

       1,030   Camden County Pollution Control Financing Authority, New Jersey,       6/07 at 100.00          Baa3        1,044,173
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

         750   New Jersey Economic Development Authority, Pollution Control             No Opt. Call          Baa1          768,878
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
       1,780   Total Utilities                                                                                            1,813,051
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 23.2% (15.9% OF TOTAL INVESTMENTS)

$        225   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00           Ba2    $     246,956
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

       4,635   New Jersey Economic Development Authority, Water Facilities            5/08 at 102.00           Aaa        4,779,843
                 Revenue Bonds, American Water Company, Series 1997B, 5.375%,
                 5/01/32 - FGIC Insured (Alternative Minimum Tax)

       7,000   New Jersey Economic Development Authority, Water Facilities            2/08 at 102.00           AAA        7,191,449
                 Revenue Bonds, Middlesex Water Company, Series 1998, 5.350%,
                 2/01/38 - MBIA Insured (Alternative Minimum Tax)

       2,775   New Jersey Environmental Infrastructure Trust, Environmental           9/08 at 101.00           AAA        2,822,258
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

      15,840   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue            No Opt. Call           Aaa        7,983,990
                 Refunding Bonds, Series 2001A, 0.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      30,475   Total Water and Sewer                                                                                     23,024,496
------------------------------------------------------------------------------------------------------------------------------------
$    150,270   Total Investments (cost $139,428,202) - 146.4%                                                           145,261,135
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       1,941,475
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (48.4)%                                                         (48,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  99,202,610
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                    FUND                                           FIXED RATE
                                NOTIONAL     PAY/RECEIVE        FLOATING RATE     FIXED RATE          PAYMENT
               COUNTERPARTY       AMOUNT   FLOATING RATE                INDEX   (ANNUALIZED)        FREQUENCY
               ----------------------------------------------------------------------------------------------
               JPMorgan       $1,500,000             Pay    3-Month USD-LIBOR          5.388%   Semi-Annually
               ==============================================================================================

                                                          UNREALIZED
                              EFFECTIVE  TERMINATION    APPRECIATION
               COUNTERPARTY    DATE (5)         DATE  (DEPRECIATION)
               -----------------------------------------------------
               JPMorgan         4/25/08      4/25/35            $590
               =====================================================


               USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

           Portfolio of
                   INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.5% (0.4% OF TOTAL INVESTMENTS)

               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
               Series 2005A:
$        180     5.000%, 1/01/32                                                      1/15 at 100.00          Baa3    $     181,413
         150     5.125%, 1/01/37                                                      1/15 at 100.00          Baa3          152,078

          40   New Jersey Economic Development Authority, General Motors                No Opt. Call            B-           39,972
                 Corporation, Series 1984, 5.350%, 4/01/09
------------------------------------------------------------------------------------------------------------------------------------
         370   Total Consumer Discretionary                                                                                 373,463
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.6% (1.8% OF TOTAL INVESTMENTS)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
         950     4.750%, 6/01/34                                                      6/17 at 100.00           BBB          904,106
         900     5.000%, 6/01/41                                                      6/17 at 100.00           BBB          887,490
------------------------------------------------------------------------------------------------------------------------------------
       1,850   Total Consumer Staples                                                                                     1,791,596
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 15.6% (10.5% OF TOTAL
               INVESTMENTS)

       1,000   Bergen County Improvement Authority, New Jersey, Revenue Bonds,        9/12 at 101.00           N/R        1,053,070
                 Yeshiva Ktana of Passaic  Project, Series 2002, 6.000%, 9/15/27

       3,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/12 at 100.00           AAA        3,109,650
                 College of New Jersey Project, Series 2002C, 4.750%, 7/01/19 -
                 FGIC Insured

         200   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          214,468
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

         710   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa          755,319
                 Montclair State University, Series 2006, 5.000%, 7/01/36 -
                 AMBAC Insured

         575   New Jersey Educational Facilities Authority, Revenue Bonds,            1/14 at 100.00           AAA          611,104
                 New Jersey Institute of Technology, Series 2004B, 5.000%,
                 7/01/21 - AMBAC Insured

         450   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/16 at 100.00           AAA          450,815
                 University, Series 2006G, 4.500%, 7/01/31 - MBIA Insured

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          538,610
                 William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                 FGIC Insured

       1,090   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA        1,135,475
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00          BBB-        1,027,410
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

       1,790   University of Medicine and Dentistry of New Jersey, Revenue           12/12 at 100.00           AAA        1,871,463
                 Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,315   Total Education and Civic Organizations                                                                   10,767,384
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)

       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government Refinery      1/13 at 100.00           BBB        1,126,980
                 Facilities - Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 5.1% (3.4% OF TOTAL INVESTMENTS)

         600   New Jersey Economic Development Authority, Economic Development       11/08 at 101.00           N/R          610,296
                 Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                 11/01/28 (Alternative Minimum Tax)

       1,250   New Jersey Economic Development Authority, Industrial Development      4/08 at 100.00           Ba1        1,292,275
                 Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series
                 1996, 7.000%, 10/01/14



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FINANCIALS (continued)

$      1,450   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call          Baa3    $   1,612,922
                 Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       3,300   Total Financials                                                                                           3,515,493
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 26.9% (18.2% OF TOTAL INVESTMENTS)

         220   Camden County Improvement Authority, New Jersey, Revenue Bonds,        8/14 at 100.00           BBB          236,988
                 Cooper Health System, Series 2004A, 5.750%, 2/15/34

               New Jersey Health Care Facilities Financing Authority,
               FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
               Series 2001:
         500     5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00           AAA          521,990
       1,925     5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00           AAA        2,015,745

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aa1        1,066,030
                 Bonds, CentraState Medical Center, Series 2006A, 5.000%,
                 7/01/30 - AGC Insured

          90   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3           95,364
                 Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                 7/01/36

         250   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          256,268
                 Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         120   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          124,481
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Kennedy Health System Obligated Group, Series 2001:
         400     5.500%, 7/01/21                                                      7/11 at 100.00            A2          419,440
         140     5.625%, 7/01/31                                                      7/11 at 100.00            A2          147,466

         510   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AAA          529,069
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.250%, 7/01/29 - FSA Insured

       1,185   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 101.00          BBB-        1,313,644
                 Bonds, Palisades Medical Center of New York Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00            A2        3,705,554
                 Bonds, Robert Wood Johnson University Hospital, Series 2000,
                 5.750%, 7/01/31

         435   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB          446,210
                 Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%,
                 7/01/29

         700   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba1          727,930
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

         455   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00          Baa1          465,556
                 Bonds, South Jersey Hospital System, Series 2006, 5.000%,
                 7/01/36

       2,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A+        2,674,025
                 Refunding Bonds, Atlantic City Medical Center, Series 2002,
                 5.750%, 7/01/25

       1,150   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00            AA        1,188,698
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

       1,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/07 at 102.00          BBB-        1,533,975
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group, Series
                 1997, 6.000%, 7/01/27

       1,100   Puerto Rico Industrial, Tourist, Educational, Medical and              6/07 at 101.50            A3        1,163,679
                 Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American Home
                 Products Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      17,680   Total Health Care                                                                                         18,632,112
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 3.3% (2.3% OF TOTAL INVESTMENTS)

       2,250   New Jersey Housing and Mortgage Finance Agency, Multifamily           11/07 at 101.50           AAA        2,301,885
                 Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 - AMBAC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)

         220   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB          234,859
                 Resource Recovery Revenue Refunding Bonds, Waste Management
                 Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory
                 put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 9.1% (6.2% OF TOTAL INVESTMENTS)

$        620   New Jersey Economic Development Authority, Retirement Community       11/16 at 100.00           N/R    $     624,842
                 Revenue Bonds, Seabrook Village, Series 2006, 5.250%, 11/15/36

               New Jersey Economic Development Authority, Revenue Bonds, Masonic
               Charity Foundation of New Jersey, Series 2001:
       1,000     5.500%, 6/01/21                                                      6/11 at 102.00            A-        1,067,720
       4,000     5.500%, 6/01/31                                                      6/11 at 102.00            A-        4,253,719

         375   New Jersey Economic Development Authority, Revenue Bonds, United       1/08 at 102.00           BB+          372,128
                 Methodist Homes of New Jersey Obligated Group, Series 1998,
                 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       5,995   Total Long-Term Care                                                                                       6,318,409
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 1.7% (1.1% OF TOTAL INVESTMENTS)

         700   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA          752,080
                 5.000%, 9/01/22 - AMBAC Insured

         385   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA          403,873
                 Series 2001, 5.125%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,085   Total Tax Obligation/General                                                                               1,155,953
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 21.1% (14.3% OF TOTAL INVESTMENTS)

         400   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa          448,360
                 Revenue Bonds, County Administration Complex Project, Series
                 2005, 5.000%, 11/15/26

       1,000   Burlington County Bridge Commission, New Jersey, Guaranteed           12/13 at 100.00           AAA        1,066,610
                 Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA Insured

         750   Casino Reinvestment Development Authority, New Jersey, Hotel Room      1/15 at 102.00           AAA          825,285
                 Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 - AMBAC Insured

         435   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa          494,708
                 Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                 AMBAC Insured

         530   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA          589,455
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

         535   Mansfield Township Board of Education, Warren County, New Jersey,      9/07 at 101.00           AAA          541,243
                 Certificates of Participation, Series 1995, 5.900%, 3/01/15 -
                 MBIA Insured

         700   New Jersey Economic Development Authority, Cigarette Tax Revenue       6/14 at 100.00           BBB          754,033
                 Bonds, Series 2004, 5.750%, 6/15/34

         350   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call           AAA          379,544
                 Higher Education Capital Improvement Fund, Series 2005A,
                 5.000%, 9/01/15 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         655     5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00           AAA          703,025
         985     5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00           AAA        1,044,750

       1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        1,105,350
                 Federal Transit Administration Grants, Series 2002A, 5.500%,
                 9/15/14 - AMBAC Insured

         765   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00           AAA          819,407
                 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
         295     5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00           AAA          319,606
         525     5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00           AAA          566,869

         900   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,017,297
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

         665   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA          711,191
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

         800   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-          919,728
                 System Bonds, Series 2006A, 5.500%, 12/15/22



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      5,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA    $   1,486,300
                 System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

         290   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00           AAA          291,827
                 Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured

         505   Puerto Rico Public Finance Corporation, Commonwealth                   2/12 at 100.00          BBB-          533,876
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
------------------------------------------------------------------------------------------------------------------------------------
      17,085   Total Tax Obligation/Limited                                                                              14,618,464
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 24.4% (16.5% OF TOTAL INVESTMENTS)

         500   Delaware River and Bay Authority, Delaware and New Jersey,             1/15 at 100.00           AAA          529,835
                 Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA Insured

         600   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B          640,350
                 Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                 11/15/30 (Alternative Minimum Tax)

         505   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,              No Opt. Call             A          580,164
                 6.500%, 1/01/16

       2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00           AAA        2,125,700
                 5.000%, 1/01/19 - FGIC Insured

       1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call           AAA        1,735,410
                 5.250%, 1/01/29 - FSA Insured

         820   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,            1/15 at 100.00           AAA          865,059
                 5.000%, 1/01/35 - FSA Insured

         500   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-          526,625
                 Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

       3,000   Port Authority of New York and New Jersey, Consolidated Revenue        4/12 at 101.00           AAA        3,148,650
                 Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 10/15/26 -
                 FSA Insured

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/14 at 100.00           AAA        2,092,000
                 Bonds, One Hundred Twenty-Seventh Series 2002, 5.125%, 6/15/37
                 - AMBAC Insured (Alternative Minimum Tax)

               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
       4,000     7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call           AAA        4,604,277
          50     5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/07 at 102.00           AAA           51,517
------------------------------------------------------------------------------------------------------------------------------------
      15,475   Total Transportation                                                                                      16,899,587
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 29.1% (19.7% OF TOTAL INVESTMENTS) (4)

               Garden State Preservation Trust, New Jersey, Open Space and
               Farmland Preservation Bonds, Series 2003A:
         500     5.250%, 11/01/19 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00           AAA          544,370
         625     5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00           AAA          671,506

       3,000   Jackson Township School District, Ocean County, New Jersey,            4/12 at 100.00           AAA        3,181,439
                 General Obligation Bonds, Series 2002, 5.000%, 4/15/21
                 (Pre-refunded 4/15/12) - FGIC Insured

         175   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA          190,628
                 University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                 7/01/16) - MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
         800     5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA          867,712
         315     5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00           AAA          341,662

       1,250   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00      Baa1 (4)        1,369,700
                 Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                 7/01/21 (Pre-refunded 7/01/12)

         680   New Jersey Transportation Trust Fund Authority, Transportation        12/11 at 100.00           AAA          718,570
                 System Bonds, Series 2001B, 5.000%, 12/15/21 (Pre-refunded
                 12/15/11) - MBIA Insured

         535   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           Aaa          580,117
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA          197,083
       2,430     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA        2,817,123

         250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          272,010
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                 1/01/14) - MBIA Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/12 at 101.00           AAA    $   3,238,109
                 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) - FSA Insured

       1,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        1,068,600
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

         895   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           AAA          956,845
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       1,600     6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA        1,711,328
       1,250     6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00           AAA        1,421,563
------------------------------------------------------------------------------------------------------------------------------------
      18,475   Total U.S. Guaranteed                                                                                     20,148,365
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 5.3% (3.6% OF TOTAL INVESTMENTS)

         470   Camden County Pollution Control Financing Authority, New Jersey,       6/07 at 100.00          Baa3          476,467
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

       2,300   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,            10/09 at 101.00           AAA        2,390,275
                 10/01/34 - MBIA Insured

         750   New Jersey Economic Development Authority, Pollution Control             No Opt. Call          Baa1          768,878
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
       3,520   Total Utilities                                                                                            3,635,620
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 1.0% (0.7% OF TOTAL INVESTMENTS)

         150   Guam Government Waterworks Authority, Water and Wastewater System      7/15 at 100.00           Ba2          164,637
                 Revenue Bonds, Series 2005, 6.000%, 7/01/25

         500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue          8/12 at 100.00           Aaa          534,565
                 Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         650   Total Water and Sewer                                                                                        699,202
------------------------------------------------------------------------------------------------------------------------------------
$     99,270   Total Investments (cost $97,503,668) - 147.6%                                                            102,219,372
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.2%                                                                       1,518,394
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.8)%                                                         (34,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  69,237,766
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                 FUND                                          FIXED RATE
                              NOTIONAL    PAY/RECEIVE       FLOATING RATE     FIXED RATE          PAYMENT
               COUNTERPARTY     AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)        FREQUENCY
               ------------------------------------------------------------------------------------------
               JPMorgan       $750,000            Pay   3-Month USD-LIBOR          5.388%   Semi-Annually
               ==========================================================================================

                                                          UNREALIZED
                             EFFECTIVE   TERMINATION    APPRECIATION
               COUNTERPARTY    DATE (5)         DATE  (DEPRECIATION)
               -----------------------------------------------------
               JPMorgan         4/25/08      4/25/35            $295
               =====================================================


               USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

           Portfolio of
                   INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 0.4% (0.3% OF TOTAL INVESTMENTS)

$      1,000   Pennsylvania Economic Development Financing Authority, Solid             No Opt. Call           AA-    $   1,127,850
                 Waste Disposal Revenue Bonds, Procter & Gamble Paper Project,
                 Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 25.6% (15.7% OF TOTAL
               INVESTMENTS)

       2,000   Allegheny County Higher Education Building Authority,                  9/08 at 102.00           BBB        2,051,460
                 Pennsylvania, College Revenue Bonds, Chatham College, Series
                 1998A, 5.250%, 9/01/18

         200   Allegheny County Higher Education Building Authority,                    No Opt. Call          Baa3          232,556
                 Pennsylvania, College Revenue Refunding Bonds, Robert Morris
                 College, Series 1998A, 6.000%, 5/01/28

       3,000   Allegheny County Higher Education Building Authority,                  3/12 at 100.00           AA-        3,132,150
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

       1,235   Allegheny County Higher Education Building Authority,                  2/16 at 100.00          Baa3        1,242,422
                 Pennsylvania, Revenue Bonds, Robert Morris University, Series
                 2006A, 4.750%, 2/15/26

       2,000   Chester County Industrial Development Authority, Pennsylvania,         1/12 at 100.00           AAA        2,075,680
                 Educational Facilities Revenue Bonds, Westtown School, Series
                 2002, 5.000%, 1/01/26 - AMBAC Insured

       3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,               11/10 at 101.00            AA        3,212,160
                 Haverford College, Series 2000, 5.750%, 11/15/29

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
       1,710     5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00           AAA        1,832,180
         840     5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00           AAA          898,674

       1,315   Delaware County Authority, Pennsylvania, Revenue Refunding Bonds,      8/13 at 100.00           AAA        1,419,779
                 Villanova University, Series 2003, 5.250%, 8/01/18 - FGIC
                 Insured

       1,000   Harveys Lake General Municipal Authority, Pennsylvania, College       11/09 at 100.00             A        1,044,030
                 Revenue Bonds, College of Misericordia Project, Series 1999,
                 6.000%, 5/01/19 - ACA Insured

               Indiana County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Student Cooperative Association Inc./Indiana
               University of Pennsylvania - Student Union Project,
               Series 1999B:
         815     0.000%, 11/01/15 - AMBAC Insured                                       No Opt. Call           AAA          580,141
         815     0.000%, 11/01/16 - AMBAC Insured                                       No Opt. Call           AAA          554,811
         815     0.000%, 11/01/17 - AMBAC Insured                                       No Opt. Call           AAA          530,622
         815     0.000%, 11/01/18 - AMBAC Insured                                       No Opt. Call           AAA          506,514
         815     0.000%, 11/01/19 - AMBAC Insured                                       No Opt. Call           AAA          484,689

       1,515   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA        1,494,684
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

       8,000   Pennsylvania Higher Education Assistance Agency, Capital              11/11 at 100.00           AAA        8,275,040
                 Acquisition Revenue Refunding Bonds, Series 2001, 5.000%,
                 12/15/30 - MBIA Insured

       5,000   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        5,278,000
                 Revenue Bonds, State System of Higher Education, Series 2002W,
                 5.000%, 6/15/19 - AMBAC Insured

       1,435   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-        1,463,442
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 100.00            AA        5,215,450
                 Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 - RAAI
                 Insured

       3,870   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA        4,153,284
                 Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21
                 - MBIA Insured

         320   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1          333,517
                 Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                 1/01/20


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)

$      2,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00            AA    $   2,106,440
                 Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                 7/15/38

       2,945   Pennsylvania Higher Educational Facilities Authority, Revenue          7/13 at 100.00            AA        3,132,008
                 Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 - RAAI
                 Insured

       6,500   Pennsylvania State University, General Revenue Bonds, Series           9/15 at 100.00            AA        6,887,985
                 2005, 5.000%, 9/01/29

         510   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          528,952
                 Revenue Bonds, Franklin Towne Charter High School, Series
                 2006A, 5.250%, 1/01/27

       2,830   Swarthmore Borough Authority, Pennsylvania, Swarthmore College         9/08 at 100.00           Aaa        2,877,799
                 Revenue Bonds, Series 1998, 5.000%, 9/15/28

       1,665   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2        1,774,857
                 Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                 5.250%, 4/01/18

           5   Wilkes-Barre General Municipal Authority, Pennsylvania, College        6/07 at 100.00           N/R            5,016
                 Revenue Refunding Bonds, College of Misericordia, Series 1992B,
                 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
      61,970   Total Education and Civic Organizations                                                                   63,324,342
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 10.4% (6.4% OF TOTAL INVESTMENTS)

       1,555   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2        1,594,606
                 Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                 5.125%, 4/01/35

       1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/12 at 100.00           AAA        1,185,947
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 - AMBAC
                 Insured

         750   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          781,725
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007A, 5.000%, 3/15/31

         800   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          787,496
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007B, 4.500%, 3/15/36

       1,250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A        1,325,175
                 Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

       9,000   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           Aa3        9,717,569
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

               Philadelphia Hospitals and Higher Education Facilities Authority,
               Pennsylvania, Hospital Revenue Bonds, Children's Hospital of
               Philadelphia, Series 2007:
       1,500     4.500%, 7/01/33                                                      7/17 at 100.00            AA        1,487,370
       3,500     4.500%, 7/01/37 (DD1, Settling 5/01/07)                              7/17 at 100.00            AA        3,451,455

       1,225   Philadelphia Hospitals and Higher Education Facilities Authority,      7/07 at 100.00           BBB        1,228,197
                 Pennsylvania, Hospital Revenue Bonds, Temple University
                 Hospital, Series 1993A, 6.625%, 11/15/23

       1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue            7/12 at 100.00           AAA        1,720,379
                 Bonds, Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13 -
                 AMBAC Insured

               Southcentral Pennsylvania General Authority, Revenue Bonds,
               Hanover Hospital Inc., Series 2005:
         525     5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00            AA          548,641
         370     5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00            AA          387,201

       1,500   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00           BBB        1,603,800
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                 the Sisters of Christian Charity Project, Series 2001, 6.250%,
                 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
      24,705   Total Health Care                                                                                         25,819,561
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.9% (1.2% OF TOTAL INVESTMENTS)

       3,300   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00           AAA        3,467,970
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         800   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          838,504
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35

         425   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage       8/07 at 100.00            A2          425,531
                 Revenue Bonds, Series 1992C, 7.125%, 8/01/13 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,525   Total Housing/Multifamily                                                                                  4,732,005
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 8.5% (5.2% OF TOTAL INVESTMENTS)

$     10,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+    $  10,096,499
                 Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                 Minimum Tax)

       2,750   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+        2,805,688
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                 Minimum Tax)

       3,500   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        3,602,200
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                 Minimum Tax)

       1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+        1,336,409
                 Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative
                 Minimum Tax)

         960   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage      10/07 at 102.00           AAA          969,034
                 Revenue Bonds, Series 1997A, 6.250%, 10/01/28 (Alternative
                 Minimum Tax)

       2,140   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage      10/11 at 100.00           AAA        2,200,969
                 Revenue Bonds, Series 2001B, 5.450%, 10/01/32 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      20,705   Total Housing/Single Family                                                                               21,010,799
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 4.3% (2.7% OF TOTAL INVESTMENTS)

       5,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A3        5,351,450
                 Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.375%,
                 11/01/41 (Alternative Minimum Tax)

       5,000   Pennsylvania Industrial Development Authority, Economic                  No Opt. Call           AAA        5,408,650
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Total Industrials                                                                                         10,760,100
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.9% (1.8% OF TOTAL INVESTMENTS)

       1,330   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R        1,352,876
                 Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                 1/01/36

       1,500   Cumberland County Municipal Authority, Pennsylvania, Revenue          12/12 at 100.00            AA        1,546,710
                 Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26
                 - RAAI Insured

               Lancaster County Hospital Authority, Pennsylvania, Health Center
               Revenue Bonds, Masonic Homes Project, Series 2006:
       1,550     5.000%, 11/01/26                                                    11/16 at 100.00            A+        1,612,434
         840     5.000%, 11/01/36                                                    11/16 at 100.00            A+          865,956

         230   Philadelphia Authority for Industrial Development, Pennsylvania,       5/08 at 102.00           N/R          234,731
                 Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A,
                 5.875%, 5/15/28

       1,500   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA        1,578,375
                 Revenue Bonds, Philadelphia Corporation for the Aging Project,
                 Series 2001B, 5.250%, 7/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,950   Total Long-Term Care                                                                                       7,191,082
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

       1,260   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB        1,282,025
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum
                 Tax)

       1,750   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R        1,820,420
                 Facilities Revenue Bonds, National Gypsum Company, Series
                 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,010   Total Materials                                                                                            3,102,445
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 28.6% (17.5% OF TOTAL INVESTMENTS)

       1,800   Allegheny County, Pennsylvania, General Obligation Bonds,              5/11 at 100.00           AAA        1,898,460
                 Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured

       2,200   Central Bucks County School District, Pennsylvania, General            5/13 at 100.00           Aaa        2,310,968
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

       2,345   Delaware County, Pennsylvania, General Obligation Bonds, Series       10/15 at 100.00            AA        2,511,167
                 2005, 5.000%, 10/01/20

       6,000   Delaware Valley Regional Finance Authority, Pennsylvania,                No Opt. Call           AA-        6,821,520
                 Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      7,350   Erie City School District, Erie County, Pennsylvania, General            No Opt. Call           AAA    $   2,637,695
                 Obligation Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC Insured

       7,500   Montgomery County, Pennsylvania, General Obligation Bonds, Series      7/09 at 100.00           Aaa        7,667,700
                 1999, 5.000%, 7/15/24 (6)

       1,000   New Castle Area School District, Lawrence County, Pennsylvania,        3/10 at 100.00           AAA        1,051,210
                 General Obligation Bonds, Series 2000, 5.600%, 3/01/25 - MBIA
                 Insured

               Pennsylvania, General Obligation Bonds, Second Series 2005:
       1,500     5.000%, 1/01/18                                                      1/16 at 100.00            AA        1,618,590
       2,100     5.000%, 1/01/19                                                      1/16 at 100.00            AA        2,259,621

       4,000   Pennsylvania, General Obligation Bonds, Series 2006-1, 5.000%,        10/16 at 100.00            AA        4,336,400
                 10/01/18

       1,500   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           AAA        1,676,025
                 Bonds, Series 2007A, 5.000%, 6/01/34 (WI/DD, Settling 5/22/07)
                 - FGIC Insured

       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call           AAA        3,354,930
                 General Obligation Refunding Bonds, Series 2002A, 5.500%,
                 9/01/15 - FSA Insured

       2,475   Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B,        No Opt. Call           AAA        2,734,652
                 5.250%, 9/01/16 - FSA Insured

       1,070   Schuylkill Valley School District, Berks County, Pennsylvania,         4/16 at 100.00           Aaa        1,145,842
                 General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 - FGIC
                 Insured

         445   State Public School Building Authority, Pennsylvania, School          11/13 at 100.00           AAA          481,735
                 Revenue Bonds, Conneaut School District, Series 2003, 5.250%,
                 11/01/21 - FGIC Insured

      21,000   State Public School Building Authority, Pennsylvania, Lease              No Opt. Call           AAA       24,647,280
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.500%, 6/01/28 - FSA Insured (UB)

       1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,         4/12 at 100.00           AAA        1,543,495
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/18 - FSA
                 Insured

         415   Upper Merion Area School District, Montgomery County,                  2/13 at 100.00           Aa2          446,328
                 Pennsylvania, General Obligation Bonds, Series 2003, 5.250%,
                 2/15/19

       1,600   Woodland Hills School District, Allegheny County, Pennsylvania,        9/15 at 100.00           AAA        1,732,784
                 General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      68,765   Total Tax Obligation/General                                                                              70,876,402
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 23.0% (14.0% OF TOTAL INVESTMENTS)

       3,500   Allegheny County Port Authority, Pennsylvania, Special                 3/11 at 101.00           AAA        3,631,285
                 Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29 -
                 FGIC Insured

         455   Erie County Convention Center Authority, Pennsylvania,                   No Opt. Call           AAA          525,734
                 Appropriation Bonds, Series 2006, Drivers 1507, 6.690%, 1/15/13
                 - FGIC Insured (IF)

      7,700    Erie County Convention Center Authority, Pennsylvania, Convention      1/15 at 100.00           AAA        8,099,013
                 Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 - FGIC
                 Insured (UB)

       8,725   Pennsylvania Intergovernmental Cooperative Authority, Special Tax      6/09 at 100.00           AAA        8,842,438
                 Revenue Refunding Bonds, Philadelphia Funding Program, Series
                 1999, 4.750%, 6/15/23 - FGIC Insured

               Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue
               Bonds, Series 2006B:
       6,775     4.750%, 12/01/30 - AMBAC Insured (UB)                               12/16 at 100.00           AAA        7,014,903
       7,625     4.750%, 12/01/31 - AMBAC Insured (UB)                               12/16 at 100.00           AAA        7,888,978

         100   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA          110,958
                 Series 2005A, 5.250%, 7/15/16 - FSA Insured

      10,935   Philadelphia Authority for Industrial Development, Pennsylvania,      10/11 at 101.00           AAA       11,531,939
                 Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30 - FSA
                 Insured

       2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA        2,895,426
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       4,000   Pittsburgh and Allegheny Counties Public Auditorium Authority,         8/09 at 101.00           AAA        4,118,160
                 Pennsylvania, Sales Tax Revenue Bonds, Regional Asset District,
                 Series 1999, 5.000%, 2/01/29 - AMBAC Insured

       1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Tax            5/09 at 100.00            A2        1,131,889
                 Increment Financing District Bonds, Center Triangle Project,
                 Series 1999A, 6.100%, 5/01/19



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      3,140   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call           AAA    $   1,046,625
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      56,745   Total Tax Obligation/Limited                                                                              56,837,348
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 12.4% (7.6% OF TOTAL INVESTMENTS)

         630   Delaware River Joint Toll Bridge Commission, Pennsylvania and New      7/13 at 100.00            A2          671,756
                 Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       2,035   Lehigh-Northampton Airport Authority, Pennsylvania, Airport            5/10 at 100.00           Aaa        2,148,350
                 Revenue Bonds, Lehigh Valley Airport System, Series 2000A,
                 6.000%, 5/15/30 - MBIA Insured (Alternative Minimum Tax)

       5,400   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00             A        5,842,962
                 Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                 5.800%, 6/01/23 - ACA Insured (Alternative Minimum Tax)

       2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series      12/11 at 101.00           AAA        2,304,896
                 2001R, 5.000%, 12/01/30 - AMBAC Insured

               Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
               2006A:
       3,820     5.000%, 12/01/22 - AMBAC Insured                                     6/16 at 100.00           AAA        4,097,943
       2,930     5.000%, 12/01/24 - AMBAC Insured                                     6/16 at 100.00           AAA        3,133,987

       3,750   Philadelphia Airport System, Pennsylvania, Airport Revenue Bonds,      6/15 at 100.00           AAA        3,805,388
                 Series 2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative
                 Minimum Tax)

       5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series       6/11 at 101.00           AAA        5,223,150
                 2001B, 5.250%, 6/15/31 - FGIC Insured (Alternative Minimum Tax)

       3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking          9/09 at 101.00           AAA        3,369,925
                 Revenue Bonds, Series 1999, 5.250%, 9/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,015   Total Transportation                                                                                      30,598,357
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 26.1% (16.0% OF TOTAL INVESTMENTS) (4)

       5,045   Allegheny County Industrial Development Authority, Pennsylvania,      11/12 at 100.00           AAA        5,362,381
                 Revenue Bonds, Guaranteed County Building Project, Series
                 2002A, 5.000%, 11/01/22 (Pre-refunded 11/01/12) - MBIA Insured

       3,550   Allegheny County, Pennsylvania, General Obligation Bonds, Series       5/11 at 100.00           AAA        3,755,013
                 2000C-52, 5.250%, 11/01/23 (Pre-refunded 5/01/11) - FGIC
                 Insured

       1,320   Allegheny County, Pennsylvania, General Obligation Refunding           5/11 at 100.00           AAA        1,396,230
                 Bonds, Series 2000C-53, 5.250%, 11/01/20 (Pre-refunded 5/01/11)
                 - FGIC Insured

       5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series      12/11 at 100.00           AAA        5,316,800
                 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) - MBIA Insured

       6,275   Hempfield Area School District, Westmoreland County,                   2/12 at 100.00           AAA        6,736,526
                 Pennsylvania, General Obligation Bonds, Series 2002, 5.375%,
                 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured

       2,500   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00      Baa1 (4)        2,710,800
                 Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                 5.375%, 8/15/33 (Pre-refunded 8/15/13)

         680   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00        A1 (4)          722,840
                 Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                 1/01/20 (Pre-refunded 1/01/13)

       2,125   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/13 at 100.00           AAA        2,313,955
                 Revenue Bonds, Series 2003A, 5.250%, 12/01/18 (Pre-refunded
                 12/01/13) - MBIA Insured

       3,650   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,      7/11 at 101.00           AAA        3,866,628
                 Series 2001, 5.000%, 7/15/41 (Pre-refunded 7/15/11) - AMBAC
                 Insured

         725   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call           AAA          864,918
                 Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       3,400   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00           AAA        3,712,188
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                 FGIC Insured

       5,525   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,       11/12 at 100.00           AAA        5,986,227
                 Series 2001A, 5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC
                 Insured

       6,100   Plum Borough School District, Allegheny County, Pennsylvania,          9/11 at 100.00           AAA        6,464,536
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                 (Pre-refunded 9/15/11) - FGIC Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$        960   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00        A1 (4)    $   1,058,189
                 Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                 (Pre-refunded 11/15/14)

         785   State Public School Building Authority, Pennsylvania, School          11/13 at 100.00           AAA          854,041
                 Revenue Bonds, Conneaut School District, Series 2003, 5.250%,
                 11/01/21 (Pre-refunded 11/01/13) - FGIC Insured

       2,000   Sto Rox School District, Allegheny County, Pennsylvania, General      12/10 at 100.00           AAA        2,137,320
                 Obligation Bonds, Series 2000, 5.800%, 6/15/30 (Pre-refunded
                 12/15/10) - MBIA Insured

       3,000   Warrington Township Municipal Authority, Bucks County,                11/15 at 100.00           AAA        3,607,020
                 Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                 7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured

       4,805   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call           Aaa        5,894,245
                 Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%,
                 11/15/14

       1,700   Wilkes-Barre Area School District, Luzerne County, Pennsylvania,       4/14 at 100.00           AAA        1,854,632
                 General Obligation Bonds, Series 2003A, 5.250%, 4/01/19
                 (Pre-refunded 4/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      59,145   Total U.S. Guaranteed                                                                                     64,614,489
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 6.5% (4.0% OF TOTAL INVESTMENTS)

       1,250   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           AAA        1,292,413
                 Pollution Control Revenue Refunding Bonds, Duquesne Light
                 Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

       1,680   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        1,746,343
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

       2,430   Lehigh County Industrial Development Authority, Pennsylvania,          2/15 at 100.00           AAA        2,494,322
                 Pollution Control Revenue Bonds, Pennsylvania Power and Light
                 Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

       3,500   Montgomery County Industrial Development Authority, Pennsylvania,        No Opt. Call           AAA        3,786,825
                 Resource Recovery Revenue Refunding Bonds, Montgomery County
                 Montenay Project, Series 2002A, 5.250%, 11/01/13 -
                 MBIA Insured

         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          735,679
                 Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/13 at 100.00           AAA        2,167,680
                 Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - FSA
                 Insured

       3,700   York County Industrial Development Authority, Pennsylvania,            3/12 at 101.00          Baa1        3,914,933
                 Pollution Control Revenue Refunding Bonds, PSEG Power Project,
                 Series 2001A, 5.500%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
      15,260   Total Utilities                                                                                           16,138,195
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 11.0% (6.8% OF TOTAL INVESTMENTS)

       2,205   Bethlehem Authority, Northhampton and Lehigh Counties,                11/14 at 100.00           AAA        2,353,220
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured

       5,000   Delaware County Industrial Development Authority, Pennsylvania,       10/12 at 100.00           AAA        5,274,200
                 Water Facilities Revenue Bonds, Philadelphia Water Company,
                 Series 2001, 5.350%, 10/01/31 - AMBAC Insured (Alternative
                 Minimum Tax)

               Delaware County Regional Water Quality Control Authority,
               Pennsylvania, Sewerage Revenue Bonds, Series 2001A:
       5,325     5.100%, 5/01/20 - FGIC Insured                                      11/11 at 100.00           AAA        5,614,201
       1,465     5.100%, 5/01/21 - FGIC Insured                                      11/11 at 100.00           AAA        1,544,564

       1,400   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00           Aaa        1,513,064
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                 5/01/20 - MBIA Insured

       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA        2,127,920
                 Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured

       1,250   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage Revenue      4/14 at 100.00           AAA        1,327,975
                 Bonds, Series 2004, 5.000%, 4/01/20 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      5,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,       11/12 at 100.00           AAA    $   5,207,150
                 Series 2001A, 5.000%, 11/01/31 - FGIC Insured

       2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        7/15 at 100.00           AAA        2,280,763
                 Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      25,795   Total Water and Sewer                                                                                     27,243,057
------------------------------------------------------------------------------------------------------------------------------------
$    387,590   Total Investments (cost $385,607,188) - 162.9%                                                           403,376,032
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (11.6)%                                                                      (28,715,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       4,982,638
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.3)%                                                        (132,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 247,643,670
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                     FUND                                     FIXED RATE
                                NOTIONAL      PAY/RECEIVE    FLOATING RATE      FIXED RATE       PAYMENT
               COUNTERPARTY       AMOUNT    FLOATING RATE            INDEX    (ANNUALIZED)     FREQUENCY
               -----------------------------------------------------------------------------------------
               JPMorgan      $31,000,000          Receive             SIFM           3.698%    Quarterly
               =========================================================================================

                                                            UNREALIZED
                              EFFECTIVE   TERMINATION     APPRECIATION
               COUNTERPARTY    DATE (5)          DATE   (DEPRECIATION)
               -------------------------------------------------------
               JPMorgan         2/04/08       2/02/13       $(340,646)
               =======================================================


               SIFM - The daily arithmetic average of the weekly SIFM (The Securities Industry and Financial Markets) Municipal Swap Index.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  (6) Portion of the investment, with an aggregate market value of $265,814, has been pledged to collateralize the net payment obligations under forward swap contracts.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

  DD1   Portion of investment purchased on a delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

            Portfolio of
                    INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 23.9% (15.0% OF TOTAL
               INVESTMENTS)

$      1,045   Allegheny County Higher Education Building Authority,                  5/09 at 102.00             A    $   1,085,870
                 Pennsylvania, College Revenue Bonds, Thiel College, Series
                 1999A, 5.375%, 11/15/29 - ACA Insured

         200   Allegheny County Higher Education Building Authority,                    No Opt. Call          Baa3          232,556
                 Pennsylvania, College Revenue Refunding Bonds, Robert Morris
                 College, Series 1998A, 6.000%, 5/01/28

       1,245   Allegheny County Higher Education Building Authority,                  3/14 at 100.00           AAA        1,323,348
                 Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A,
                 5.000%, 3/01/19 - FGIC Insured

       1,140   Allegheny County Higher Education Building Authority,                  2/16 at 100.00          Baa3        1,146,851
                 Pennsylvania, Revenue Bonds, Robert Morris University, Series
                 2006A, 4.750%, 2/15/26

       3,000   Chester County Health and Education Facilities Authority,             10/08 at 102.00           BB+        3,048,810
                 Pennsylvania, College Revenue Bonds, Immaculata College, Series
                 1998, 5.625%, 10/15/27

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
                 University, Series 2006:
       1,565     5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00           AAA        1,676,819
         770     5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00           AAA          823,785

               Delaware County Authority, Pennsylvania, Revenue Refunding Bonds,
               Villanova University, Series 2003:
       1,705     5.250%, 8/01/19 - FGIC Insured                                       8/13 at 100.00           AAA        1,840,854
       1,350     5.250%, 8/01/20 - FGIC Insured                                       8/13 at 100.00           AAA        1,457,568
       1,000     5.250%, 8/01/21 - FGIC Insured                                       8/13 at 100.00           AAA        1,079,680

       3,060   Indiana County Industrial Development Authority, Pennsylvania,        11/14 at 100.00           AAA        3,239,377
                 Revenue Bonds, Student Cooperative Association Inc./Indiana
                 University of Pennsylvania - Student Union Project,
                 Series 2004, 5.000%, 11/01/24 - AMBAC Insured

       1,575   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA        1,553,879
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

       2,500   Montgomery County Industrial Development Authority, Pennsylvania,      8/15 at 100.00           Aaa        2,657,575
                 Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/25 - MBIA
                 Insured

       4,085   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        4,312,126
                 Revenue Bonds, State System of Higher Education, Series 2002W,
                 5.000%, 6/15/19 - AMBAC Insured

       1,285   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-        1,310,469
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       1,000   Pennsylvania Higher Educational Facilities Authority, Revenue          5/08 at 101.00           Aaa        1,023,170
                 Bonds, LaSalle University, Series 1998, 5.250%, 5/01/23 - MBIA
                 Insured

       2,100   Pennsylvania Higher Educational Facilities Authority, Revenue          6/10 at 100.00            AA        2,217,285
                 Bonds, Philadelphia University, Series 2000, 6.000%, 6/01/29 -
                 RAAI Insured

       3,000   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA        3,219,600
                 Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21
                 - MBIA Insured

       1,845   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1        1,902,232
                 Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                 1/01/32

       2,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00            AA        2,106,440
                 Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                 7/15/38

       1,310   Pennsylvania Higher Educational Facilities Authority, Revenue          7/13 at 100.00            AA        1,408,630
                 Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 - RAAI
                 Insured

       1,000   Pennsylvania Higher Educational Facilities Authority, University       5/15 at 100.00           AAA        1,027,130
                 of the Sciences in Philadelphia Revenue Bonds, Series 2005,
                 4.750%, 11/01/33 - XLCA Insured

      10,600   Pennsylvania State University, General Revenue Bonds, Series           8/16 at 100.00            AA       10,530,994
                 2007A, 4.500%, 8/15/36 (UB)

         470   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          487,465
                 Revenue Bonds, Franklin Towne Charter High School, Series
                 2006A, 5.250%, 1/01/27



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)

$      1,545   State Public School Building Authority, Pennsylvania, College          5/15 at 100.00           Aaa    $   1,652,316
                 Revenue Bonds, Montgomery County Community College, Series
                 2005, 5.000%, 5/01/18 - AMBAC Insured

       2,270   Swarthmore Boro Authority, Pennsylvania, College Revenue Bonds,        9/16 at 100.00           Aaa        2,415,757
                 Swarthmore College, Series 2006A, 5.000%, 9/15/30

         750   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2          807,758
                 Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                 5.250%, 4/01/19

          10   Wilkes-Barre General Municipal Authority, Pennsylvania, College        6/07 at 100.00           N/R           10,032
                 Revenue Refunding Bonds, College of Misericordia, Series 1992B,
                 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
      53,425   Total Education and Civic Organizations                                                                   55,598,376
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 11.1% (7.0% OF TOTAL INVESTMENTS)

       1,455   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2        1,492,059
                 Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                 5.125%, 4/01/35

       1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/12 at 100.00           AAA        1,306,395
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 - AMBAC
                 Insured

         750   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          781,725
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007A, 5.000%, 3/15/31

         800   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          787,496
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007B, 4.500%, 3/15/36

       5,000   Lebanon County Health Facilities Authority, Pennsylvania, Revenue     11/12 at 101.00           BBB        5,408,050
                 Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%,
                 11/15/28

       1,250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A        1,325,175
                 Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

               Philadelphia Hospitals and Higher Education Facilities Authority,
               Pennsylvania, Hospital Revenue Bonds, Children's Hospital of
               Philadelphia, Series 2007:
       1,500     4.500%, 7/01/33                                                      7/17 at 100.00            AA        1,487,370
       5,380     4.500%, 7/01/37 (DD1, Settling 5/01/07)                              7/17 at 100.00            AA        5,305,379

               Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
               Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
       2,000     5.500%, 7/01/18                                                      7/08 at 100.00           BB+        2,005,440
       2,000     5.625%, 7/01/24                                                      7/08 at 100.00           BB+        2,001,500

               Sayre Health Care Facility Authority, Pennsylvania, Revenue
               Bonds, Latrobe Area Hospital, Series 2002A:
       1,700     5.250%, 7/01/14 - AMBAC Insured                                      7/12 at 100.00           AAA        1,806,828
       1,200     5.250%, 7/01/15 - AMBAC Insured                                      7/12 at 100.00           AAA        1,272,516

               Southcentral Pennsylvania General Authority, Revenue Bonds,
               Hanover Hospital Inc., Series 2005:
         475     5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00            AA          496,389
         330     5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00            AA          345,342
------------------------------------------------------------------------------------------------------------------------------------
      25,070   Total Health Care                                                                                         25,821,664
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 5.3% (3.4% OF TOTAL INVESTMENTS)

       3,830   Bucks County Redevelopment Authority, Pennsylvania, Section 8          8/07 at 100.00          Baa2        3,835,017
                 Assisted Second Lien Multifamily Mortgage Revenue Bonds,
                 Country Commons Apartments, Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

       2,000   Delaware County Industrial Development Authority, Pennsylvania,        4/12 at 100.00           AAA        2,065,480
                 Multifamily Housing Revenue Bonds, Darby Townhouses Project,
                 Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22)
                 (Alternative Minimum Tax)

               Pennsylvania Higher Educational Facilities Authority, Revenue
               Bonds, Slippery Rock University Foundation Inc., Student Housing
               Project, Series 2005A:
       2,035     5.000%, 7/01/19 - XLCA Insured                                       7/15 at 100.00           AAA        2,174,052
       3,400     5.000%, 7/01/37 - XLCA Insured                                       7/15 at 100.00           AAA        3,573,060

         740   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          775,616
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      12,005   Total Housing/Multifamily                                                                                 12,423,225
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 5.6% (3.5% OF TOTAL INVESTMENTS)

$        915   Allegheny County Residential Finance Authority, Pennsylvania,         11/10 at 100.00           Aaa    $     946,595
                 GNMA Mortgage-Backed Securities  Program Single Family Mortgage
                 Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32 (Alternative
                 Minimum Tax)

       4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        4,038,600
                 Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                 Minimum Tax)

         300   Pennsylvania Housing Finance Agency, Single Family Mortgage            6/08 at 101.50           AA+          306,996
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22 (Alternative
                 Minimum Tax)

       1,410   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+        1,438,553
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                 Minimum Tax)

       3,300   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        3,396,360
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                 Minimum Tax)

       1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+        1,336,409
                 Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative
                 Minimum Tax)

               Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage
               Revenue Bonds, Series 1997A:
         845     6.150%, 10/01/16 (Alternative Minimum Tax)                          10/07 at 102.00           AAA          852,554
         765     6.200%, 10/01/21 (Alternative Minimum Tax)                          10/07 at 102.00           AAA          781,034
------------------------------------------------------------------------------------------------------------------------------------
      12,890   Total Housing/Single Family                                                                               13,097,101
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 3.1% (1.9% OF TOTAL INVESTMENTS)

       2,000   New Morgan Industrial Development Authority, Pennsylvania, Solid      10/07 at 100.00           BB-        2,010,120
                 Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc.,
                 Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)

       2,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A3        2,140,980
                 Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%,
                 11/01/31 (Alternative Minimum Tax)

       2,750   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00           AAA        2,985,318
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,750   Total Industrials                                                                                          7,136,418
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 5.1% (3.2% OF TOTAL INVESTMENTS)

       1,225   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R        1,246,070
                 Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                 1/01/36

       1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue          12/12 at 100.00            AA        1,033,140
                 Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22
                 - RAAI Insured

               Lancaster County Hospital Authority, Pennsylvania, Health Center
               Revenue Bonds, Masonic Homes Project, Series 2006:
       1,565     5.000%, 11/01/31                                                    11/16 at 100.00            A+        1,620,683
         620     5.000%, 11/01/36                                                    11/16 at 100.00            A+          639,158

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
       1,000     6.150%, 12/01/20 - RAAI Insured                                      8/07 at 100.00            AA        1,001,690
       2,000     5.900%, 12/01/30 - RAAI Insured                                     12/10 at 100.00            AA        2,120,820

       1,230   Pennsylvania Economic Development Financing Authority, Revenue         6/08 at 100.00           BB+        1,205,363
                 Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%,
                 6/01/28

               Philadelphia Authority for Industrial Development, Pennsylvania,
               Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A:
       1,350     5.750%, 5/15/18                                                      5/08 at 102.00           N/R        1,374,017
       1,650     5.875%, 5/15/28                                                      5/08 at 102.00           N/R        1,683,941
------------------------------------------------------------------------------------------------------------------------------------
      11,640   Total Long-Term Care                                                                                      11,924,882
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 2.8% (1.8% OF TOTAL INVESTMENTS)

       1,190   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB        1,210,801
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum
                 Tax)

         500   Erie County Industrial Development Authority, Pennsylvania,            9/10 at 101.00           BBB          528,145
                 Environmental Improvement Revenue Refunding Bonds, Series
                 2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS (continued)

$      4,500   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R    $   4,681,080
                 Facilities Revenue Bonds, National Gypsum Company, Series
                 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,190   Total Materials                                                                                            6,420,026
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 20.2% (12.7% OF TOTAL INVESTMENTS)

       2,120   Central Bucks County School District, Pennsylvania, General            5/13 at 100.00           Aaa        2,226,933
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

       2,315   Delaware County, Pennsylvania, General Obligation Bonds, Series       10/15 at 100.00            AA        2,479,041
                 2005, 5.000%, 10/01/20

               Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania,
               Guaranteed Revenue Bonds, Series 1998B:
       1,750     0.000%, 5/01/22 - FSA Insured                                         5/16 at 75.56           AAA          885,833
       2,750     0.000%, 11/01/22 - FSA Insured                                        5/16 at 73.64           AAA        1,356,548
       2,750     0.000%, 5/01/23 - FSA Insured                                         5/16 at 71.71           AAA        1,316,425

       1,000   New Castle Area School District, Lawrence County, Pennsylvania,        3/10 at 100.00           AAA        1,051,210
                 General Obligation Bonds, Series 2000, 5.600%, 3/01/25 - MBIA
                 Insured

       2,115   Owen J. Roberts School District, Chester County, Pennsylvania,         5/16 at 100.00           Aaa        2,260,047
                 General Obligation Bonds, Series 2006, 5.000%, 5/15/24 - FSA
                 Insured

               Pennsylvania, General Obligation Bonds, Second Series 2005:
       2,000     5.000%, 1/01/18                                                      1/16 at 100.00            AA        2,158,120
       1,900     5.000%, 1/01/19                                                      1/16 at 100.00            AA        2,044,419

       3,200   Pennsylvania, General Obligation Bonds, Series 2006-1, 5.000%,        10/16 at 100.00            AA        3,469,120
                 10/01/18

       1,500   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           AAA        1,676,025
                 Bonds, Series 2007A, 5.000%, 6/01/34 (WI/DD, Settling 5/22/07)
                 - FGIC Insured

       2,700   Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B,        No Opt. Call           AAA        2,983,257
                 5.250%, 9/01/16 - FSA Insured

       6,710   Reading School District, Berks County, Pennsylvania, General             No Opt. Call           AAA        2,256,305
                 Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

               State Public School Building Authority, Berkes County,
               Pennsylvania, School Revenue Bonds, Brandywine Heights Area
               School District, Series 2003:
       2,930     5.000%, 2/01/20 - FGIC Insured                                       2/13 at 100.00           Aaa        3,106,093
       1,955     5.000%, 2/01/21 - FGIC Insured                                       2/13 at 100.00           Aaa        2,072,496

               State Public School Building Authority, Pennsylvania, School
               Revenue Bonds, Conneaut School District, Series 2003:
         360     5.250%, 11/01/21 - FGIC Insured                                     11/13 at 100.00           AAA          389,718
         490     5.250%, 11/01/22 - FGIC Insured                                     11/13 at 100.00           AAA          525,927

       2,550   State Public School Building Authority, Pennsylvania, School           5/13 at 100.00           Aaa        2,508,359
                 Revenue Bonds, York City School District, Series 2003, 4.000%,
                 5/01/21 - FSA Insured

       1,535   Stroudsburg Area School District, Monroe County, Pennsylvania,         4/12 at 100.00           AAA        1,617,245
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/19 - FSA
                 Insured

       8,900   West Chester Area School District, Chester and Delaware Counties,      8/16 at 100.00           Aaa        8,970,132
                 Pennsylvania, General Obligation Bonds, Series 2006A, 4.500%,
                 2/15/26 - FSA Insured (UB)

       1,400   Woodland Hills School District, Allegheny County, Pennsylvania,        9/15 at 100.00           AAA        1,516,186
                 General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      52,930   Total Tax Obligation/General                                                                              46,869,439
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 17.2% (10.9% OF TOTAL INVESTMENTS)

       1,500   Erie County Convention Center Authority, Pennsylvania, Convention      1/15 at 100.00           AAA        1,577,730
                 Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 - FGIC
                 Insured

               Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds,
               Series 2006B:
       6,780     4.750%, 12/01/30 - AMBAC Insured (UB)                               12/16 at 100.00           AAA        7,020,080
       7,625     4.750%, 12/01/31 - AMBAC Insured (UB)                               12/16 at 100.00           AAA        7,888,978

       1,700   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA        1,886,286
                 Series 2005A, 5.250%, 7/15/16 - FSA Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$      7,015   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA    $   7,522,745
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       7,000   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call           AAA        8,332,239
                 Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC Insured

       2,880   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call           AAA          959,962
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

       2,405   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call           AAA        2,761,036
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

               York County School of Technology Authority, Pennsylvania, Lease
               Revenue Bonds, Series 2003:
       1,000     5.375%, 2/15/20 - FGIC Insured                                       2/13 at 100.00           Aaa        1,080,320
       1,000     5.500%, 2/15/22 - FGIC Insured                                       2/13 at 100.00           Aaa        1,081,090
------------------------------------------------------------------------------------------------------------------------------------
      38,905   Total Tax Obligation/Limited                                                                              40,110,466
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 20.0% (12.6% OF TOTAL INVESTMENTS)

       2,300   Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds,       1/08 at 101.00           AAA        2,340,227
                 Pittsburgh International Airport, Series 1997A, 5.250%, 1/01/16
                 - MBIA Insured (Alternative Minimum Tax)

         650   Delaware River Joint Toll Bridge Commission, Pennsylvania and New      7/13 at 100.00            A2          693,082
                 Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       4,600   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00             A        4,992,932
                 Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                 5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

       3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series      12/11 at 101.00           AAA        3,745,456
                 2001R, 5.000%, 12/01/30 - AMBAC Insured

       2,680   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA        2,866,582
                 2006A, 5.000%, 12/01/24 - AMBAC Insured

       3,250   Philadelphia Airport System, Pennsylvania, Airport Revenue Bonds,      6/15 at 100.00           AAA        3,298,003
                 Series 2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative
                 Minimum Tax)

      10,000   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA       10,469,498
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.250%, 7/01/28 - FGIC Insured
                 (Alternative Minimum Tax)

       6,525   Pittsburgh and Allegheny County Sports and Exhibition Authority,       6/07 at 100.00           Aaa        6,532,243
                 Pennsylvania, Parking Revenue Bonds, Series 2001A, 5.350%,
                 12/01/26 - AMBAC Insured

       2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking            12/15 at 100.00           AAA        2,129,840
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured

       2,355   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00           AAA        2,467,357
                 Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

       6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,             1/13 at 100.00           Aaa        6,955,538
                 Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      44,635   Total Transportation                                                                                      46,490,758
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 22.4% (14.1% OF TOTAL INVESTMENTS) (4)

       1,695   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/10 at 101.00           AAA        1,808,141
                 Revenue Bonds, Series 2000, 5.500%, 12/01/30 (Pre-refunded
                 12/01/10) - MBIA Insured

               Butler County, Pennsylvania, General Obligation Bonds, Series
               2003:
       1,000     5.250%, 7/15/21 (Pre-refunded 7/15/13) - FGIC Insured                7/13 at 100.00           AAA        1,084,350
       1,200     5.250%, 7/15/23 (Pre-refunded 7/15/13) - FGIC Insured                7/13 at 100.00           AAA        1,301,220

       2,110   Fayette County, Pennsylvania, General Obligation Bonds, Series        11/10 at 100.00           AAA        2,244,702
                 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) - AMBAC Insured

       2,425   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00      Baa1 (4)        2,629,476
                 Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                 5.375%, 8/15/33 (Pre-refunded 8/15/13)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

               Norristown Area School District, Montgomery County, Pennsylvania,
               General Obligation Bonds, Series 2003:
$      1,000     5.000%, 9/01/20 (Pre-refunded 3/01/13) - FGIC Insured                3/13 at 100.00           Aaa    $   1,066,820
       2,000     5.000%, 9/01/22 (Pre-refunded 3/01/13) - FGIC Insured                3/13 at 100.00           Aaa        2,133,640
       2,270     5.000%, 9/01/23 (Pre-refunded 3/01/13) - FGIC Insured                3/13 at 100.00           Aaa        2,421,681
       2,600     5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured                3/13 at 100.00           Aaa        2,773,732

       1,110   North Hills School District, Allegheny County, Pennsylvania,          12/15 at 100.00           AAA        1,207,636
                 General Obligation Bonds, Series 2005, 5.000%, 12/15/20
                 (Pre-refunded 12/15/15) - FSA Insured

       1,140   Pennsylvania Higher Educational Facilities Authority, College            No Opt. Call           Aaa        1,290,605
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

       1,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 101.00           AAA        1,589,025
                 Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                 (Pre-refunded 7/15/11) - MBIA Insured

       3,905   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00        A1 (4)        4,151,015
                 Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                 1/01/32 (Pre-refunded 1/01/13)

       2,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/13 at 100.00           AAA        2,177,840
                 Revenue Bonds, Series 2003A, 5.250%, 12/01/18
                 (Pre-refunded 12/01/13) - MBIA Insured

       5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/09 at 101.00           AAA        5,962,750
                 Ordinance, Second Series 1999, 5.000%, 7/01/29 (Pre-refunded
                 7/01/09) - FSA Insured

               Philadelphia Hospitals and Higher Education Facilities Authority,
               Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center
               of Philadelphia, Series 1993:
       1,000     6.500%, 12/01/11 (ETM)                                                 No Opt. Call           AAA        1,067,110
       3,740     6.650%, 12/01/19 (ETM)                                                 No Opt. Call           AAA        4,512,534

       1,015   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00        A1 (4)        1,118,814
                 Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                 (Pre-refunded 11/15/14)

       4,050   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA        4,331,030
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured

               State Public School Building Authority, Pennsylvania, School
               Revenue Bonds, Conneaut School District, Series 2003:
         640     5.250%, 11/01/21 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00           AAA          696,288
         865     5.250%, 11/01/22 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00           AAA          941,077

       2,500   West Cornwall Township Municipal Authority, Pennsylvania, College     12/11 at 100.00      BBB+ (4)        2,725,600
                 Revenue Bonds, Elizabethtown College Project, Series 2001,
                 5.900%, 12/15/18 (Pre-refunded 12/15/11)

       1,455   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call           Aaa        1,784,834
                 Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%,
                 11/15/14

       1,000   Wilkes-Barre Area School District, Luzerne County, Pennsylvania,       4/14 at 100.00           AAA        1,090,960
                 General Obligation Bonds, Series 2003A, 5.250%, 4/01/19
                 (Pre-refunded 4/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      47,970   Total U.S. Guaranteed                                                                                     52,110,880
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 11.7% (7.4% OF TOTAL INVESTMENTS)

       1,125   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           AAA        1,163,171
                 Pollution Control Revenue Refunding Bonds, Duquesne Light
                 Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

       8,000   Beaver County Industrial Development Authority, Pennsylvania,          6/08 at 102.00           AAA        8,254,399
                 Exempt Facilities Revenue Bonds, Shippingport Project, Series
                 1998A, 5.375%, 6/01/28 - AMBAC Insured (Alternative Minimum
                 Tax)

       2,280   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        2,370,037
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$      7,590   Indiana County Industrial Development Authority, Pennsylvania,         5/07 at 102.00           AAA    $   7,753,108
                 Pollution Control Revenue Bonds, Metropolitan Edison Company,
                 Series 1997A, 5.950%, 5/01/27 - AMBAC Insured (Alternative
                 Minimum Tax)

       2,000   Indiana County Industrial Development Authority, Pennsylvania,         6/12 at 101.00          Baa1        2,100,060
                 Pollution Control Revenue Refunding Bonds, PSEG Power LLC,
                 Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)

       2,150   Lehigh County Industrial Development Authority, Pennsylvania,          2/15 at 100.00           AAA        2,206,911
                 Pollution Control Revenue Bonds, Pennsylvania Power and Light
                 Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

       1,530   Montgomery County Industrial Development Authority, Pennsylvania,        No Opt. Call           AAA        1,655,384
                 Resource Recovery Revenue Refunding Bonds, Montgomery County
                 Montenay Project, Series 2002A, 5.250%, 11/01/13 - MBIA Insured

         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          735,679
                 Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                   7/13 at 100.00           AAA        1,083,840
                 General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      26,375   Total Utilities                                                                                           27,322,589
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 10.4% (6.5% OF TOTAL INVESTMENTS)

         305   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/10 at 101.00           AAA          324,145
                 Revenue Bonds, Series 2000, 5.500%, 12/01/30 - MBIA Insured

       2,500   Bethlehem Authority, Northhampton and Lehigh Counties,                11/14 at 100.00           AAA        2,668,050
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured

       4,000   Bucks County Industrial Development Authority, Pennsylvania,           3/12 at 100.00           AAA        4,238,360
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

       1,615   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00           Aaa        1,744,394
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                 5/01/23 - MBIA Insured

       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA        2,127,920
                 Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured

       1,315   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage Revenue      4/14 at 100.00           AAA        1,396,201
                 Bonds, Series 2004, 5.000%, 4/01/21 - MBIA Insured

       3,360   Mercer County Industrial Development Authority, Pennsylvania,          7/10 at 100.00           AAA        3,558,475
                 Water Facility Revenue Bonds, Consumers Water Company, Shenango
                 Valley Division Project, Series 2000, 6.000%, 7/01/30 - MBIA
                 Insured (Alternative Minimum Tax)

               Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue
               Bonds, Series 2003:
       1,140     5.125%, 11/15/22 - FGIC Insured                                     11/13 at 100.00           Aaa        1,206,907
       2,535     5.125%, 11/15/23 - FGIC Insured                                     11/13 at 100.00           Aaa        2,680,788



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        7/15 at 100.00           AAA    $   2,121,640
                 Series 2005A, 5.000%, 7/01/23 - FSA Insured

       2,000   Unity Township Municipal Authority, Pennsylvania, Sewerage            12/14 at 100.00           AAA        2,103,620
                 Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,770   Total Water and Sewer                                                                                     24,170,500
------------------------------------------------------------------------------------------------------------------------------------
$    361,555   Total Investments (cost $354,290,820) - 158.8%                                                           369,496,324
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.7)%                                                                       (22,585,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       3,838,634
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.8)%                                                        (118,100,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 232,649,958
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT APRIL 30, 2007:


                                                       FUND                                           FIXED RATE
                                  NOTIONAL      PAY/RECEIVE       FLOATING RATE      FIXED RATE          PAYMENT
               COUNTERPARTY         AMOUNT    FLOATING RATE               INDEX    (ANNUALIZED)        FREQUENCY
               -------------------------------------------------------------------------------------------------
               Morgan Stanley   $4,500,000          Receive   3-Month USD-LIBOR           5.073%   Semi-Annually
               =================================================================================================

                                                              UNREALIZED
                                EFFECTIVE   TERMINATION     APPRECIATION
               COUNTERPARTY      DATE (5)          DATE   (DEPRECIATION)
               ---------------------------------------------------------
               Morgan Stanley    12/03/07       6/01/32         $181,467
               =========================================================


               USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

  DD1   Portion of investment purchased on a delayed delivery basis.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

                     Portfolio of
                             INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

$      1,000   Pennsylvania Economic Development Financing Authority, Solid             No Opt. Call           AA-    $   1,127,850
                 Waste Disposal Revenue Bonds, Procter & Gamble Paper Project,
                 Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 29.3% (19.6% OF TOTAL
               INVESTMENTS)

         100   Allegheny County Higher Education Building Authority,                    No Opt. Call          Baa3          116,278
                 Pennsylvania, College Revenue Refunding Bonds, Robert Morris
                 College, Series 1998A, 6.000%, 5/01/28

         235   Allegheny County Higher Education Building Authority,                  2/16 at 100.00          Baa3          236,412
                 Pennsylvania, Revenue Bonds, Robert Morris University, Series
                 2006A, 4.750%, 2/15/26

       2,250   Bucks County Industrial Development Authority, Pennsylvania,           9/11 at 100.00           Aaa        2,350,575
                 Revenue Bonds, George School Project, Series 2001, 5.125%,
                 9/15/31 - AMBAC Insured

         700   Chester County Health and Education Facilities Authority,             10/15 at 102.00           N/R          720,461
                 Pennsylvania, Revenue Bonds, Immaculata University, Series
                 2005, 5.500%, 10/15/25

       1,000   Delaware County Authority, Pennsylvania, College Revenue              10/11 at 100.00          BBB-        1,055,170
                 Refunding Bonds, Neumann College, Series 2001, 6.000%, 10/01/31

               Delaware County Authority, Pennsylvania, Revenue Bonds,
                 Villanova University, Series 2006:
         295     5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00           AAA          316,078
         145     5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00           AAA          155,128

         300   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA          295,977
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

       1,000   Montgomery County Industrial Development Authority, Pennsylvania,      8/15 at 100.00           Aaa        1,061,580
                 Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 - MBIA
                 Insured

       1,000   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        1,055,600
                 Revenue Bonds, State System of Higher Education, Series 2002W,
                 5.000%, 6/15/19 - AMBAC Insured

         220   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-          224,360
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       1,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 100.00            AA        1,564,635
                 Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 - RAAI
                 Insured

         700   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA          751,240
                 Bonds, Temple University, First Series of 2006, 5.000%,
                 4/01/21 - MBIA Insured

         350   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1          375,918
                 Bonds, Thomas Jefferson University, Series 2002, 5.500%,
                 1/01/16

       3,000   Pennsylvania State University, General Obligation Refunding              No Opt. Call            AA        3,283,200
                 Bonds, Series 2002, 5.250%, 8/15/14

         105   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          108,902
                 Revenue Bonds, Franklin Towne Charter High School, Series
                 2006A, 5.250%, 1/01/27

         470   Philadelphia Authority for Industrial Development, Pennsylvania,       1/13 at 102.00          BBB-          472,895
                 Revenue Bonds, Leadership Learning Partners, Series 2005A,
                 5.375%, 7/01/36

         230   Philadelphia Authority for Industrial Development, Pennsylvania,       5/16 at 100.00           BB+          233,876
                 Revenue Bonds, Richard Allen Preparatory Charter School,
                 Series 2006, 6.250%, 5/01/33

         565   Swarthmore Boro Authority, Pennsylvania, College Revenue Bonds,        9/16 at 100.00           Aaa          601,279
                 Swarthmore College, Series 2006A, 5.000%, 9/15/30
------------------------------------------------------------------------------------------------------------------------------------
      14,165   Total Education and Civic Organizations                                                                   14,979,564
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 19.7% (13.2% OF TOTAL INVESTMENTS)

         260   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2          266,622
                 Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                 5.125%, 4/01/35

         400   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00           Ba3          472,320
                 Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                 9.250%, 11/15/30



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$        700   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call           BB+    $     727,118
                 Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       2,500   Chester County Health and Educational Facilities Authority,            5/08 at 101.00           AA-        2,553,400
                 Pennsylvania, Health System Revenue Bonds, Jefferson Health
                 System, Series 1997B, 5.375%, 5/15/27

         230   Fulton County, Pennsylvania, Industrial Development Authority          7/16 at 100.00           N/R          238,986
                 Hospital Revenue Bonds, Fulton County Medical Center Project,
                 Series 2006, 5.900%, 7/01/40

         110   Jeannette Health Services Authority, Pennsylvania, Hospital            5/07 at 101.50           BB-          110,296
                 Revenue Bonds, Jeannette District Memorial Hospital, Series
                 1996A, 6.000%, 11/01/18

         200   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          196,874
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007B, 4.500%, 3/15/36

         250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A          265,035
                 Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

       2,150   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           Aa3        2,321,420
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

               Philadelphia Hospitals and Higher Education Facilities Authority,
               Pennsylvania, Hospital Revenue Bonds, Children's Hospital of
               Philadelphia, Series 2007:
         500     4.500%, 7/01/33                                                      7/17 at 100.00            AA          495,790
         500     4.500%, 7/01/37                                                      7/17 at 100.00            AA          493,065

          70   Philadelphia Hospitals and Higher Education Facilities Authority,      7/07 at 100.00           BBB           70,183
                 Pennsylvania, Hospital Revenue Bonds, Temple University
                 Hospital, Series 1993A, 6.625%, 11/15/23

          25   Pottsville Hospital Authority, Pennsylvania, Hospital Revenue          7/08 at 100.00           BB+           25,019
                 Bonds, Pottsville Hospital and Warne Clinic, Series 1998,
                 5.625%, 7/01/24

       1,000   Washington County Hospital Authority, Pennsylvania, Revenue            6/12 at 101.00            A3        1,058,790
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 5.500%, 6/01/17

         750   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00           BBB          801,900
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                 the Sisters of Christian Charity Project, Series 2001, 6.250%,
                 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
       9,645   Total Health Care                                                                                         10,096,818
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

         700   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00           AAA          735,630
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         100   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          104,813
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         800   Total Housing/Multifamily                                                                                    840,443
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.4% (5.0% OF TOTAL INVESTMENTS)

       1,535   Allegheny County Residential Finance Authority, Pennsylvania,         11/08 at 102.00           Aaa        1,569,184
                 GNMA Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1998DD-2, 5.400%, 11/01/29 (Alternative
                 Minimum Tax)

       1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        1,009,650
                 Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                 Minimum Tax)

         495   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+          505,024
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                 Minimum Tax)

         700   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+          720,440
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,730   Total Housing/Single Family                                                                                3,804,298
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.8% (4.6% OF TOTAL INVESTMENTS)

       2,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A3        2,140,980
                 Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%,
                 11/01/31 (Alternative Minimum Tax)

       1,250   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00           AAA        1,356,963
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,250   Total Industrials                                                                                          3,497,943
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 12.5% (8.3% OF TOTAL INVESTMENTS)

$        265   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R    $     269,558
                 Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                 1/01/36

         285   Lancaster County Hospital Authority, Pennsylvania, Health Center      11/16 at 100.00            A+          293,807
                 Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%,
                 11/01/36

       2,100   Lancaster County Hospital Authority, Pennsylvania, Health Center      12/11 at 100.00            A-        2,224,152
                 Revenue Bonds, Willow Valley Retirement Communities Project,
                 Series 2001, 5.875%, 6/01/31

         285   Lebanon County Health Facilities Authority, Pennsylvania, Health      12/14 at 100.00           N/R          290,800
                 Center Revenue Bonds, Pleasant View Retirement Community,
                 Series 2005A, 5.300%, 12/15/26

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Northwestern Human Services Inc., Series 1998A:
         240     5.250%, 6/01/14                                                      6/08 at 100.00           BB+          240,338
          50     5.125%, 6/01/18                                                      6/08 at 100.00           BB+           49,643

       2,875   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA        3,011,678
                 Revenue Bonds, Philadelphia Corporation for the Aging Project,
                 Series 2001B, 5.250%, 7/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,100   Total Long-Term Care                                                                                       6,379,976
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 4.2% (2.8% OF TOTAL INVESTMENTS)

         350   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call          Baa3          372,061
                 Revenue Bonds, United States Steel Corporation, Series 2005,
                 5.500%, 11/01/16

         210   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB          213,671
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum
                 Tax)

         750   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call          BBB+          795,270
                 Environmental Improvement Revenue Bonds, USX Corporation
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)

         750   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R          780,180
                 Facilities Revenue Bonds, National Gypsum Company, Series
                 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,060   Total Materials                                                                                            2,161,182
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 14.3% (9.5% OF TOTAL INVESTMENTS)

         300   Pennsylvania, General Obligation Bonds, Series 2006-1, 5.000%,        10/16 at 100.00            AA          325,230
                 10/01/18

         375   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           AAA          419,006
                 Bonds, Series 2007A, 5.000%, 6/01/34 (WI/DD, Settling 5/22/07)
                 - FGIC Insured

       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call           AAA        3,324,086
                 General Obligation Refunding Bonds, Series 2002A, 5.500%,
                 9/01/14 - FSA Insured

         450   Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B,        No Opt. Call           AAA          497,210
                5.250%, 9/01/16 - FSA Insured

       2,220   Reading School District, Berks County, Pennsylvania, General             No Opt. Call           AAA          746,497
                 Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

       1,960   West Chester Area School District, Chester and Delaware Counties,      8/16 at 100.00           Aaa        1,975,445
                 Pennsylvania, General Obligation Bonds, Series 2006A, 4.500%,
                 2/15/26 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       8,305   Total Tax Obligation/General                                                                               7,287,474
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 13.1% (8.8% OF TOTAL INVESTMENTS)

       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF              No Opt. Call           N/R        1,064,430
                 Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%,
                 7/01/23

         450   Erie County Convention Center Authority, Pennsylvania, Convention      1/15 at 100.00           AAA          473,319
                 Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 - FGIC Insured

       1,000   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA        1,120,120
                 Series 2005A, 5.250%, 7/15/18 - FSA Insured

       1,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA        1,072,380
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue            4/12 at 100.00           AAA        1,613,880
                 Bonds, Philadelphia Neighborhood Transformation Initiative,
                 Series 2002A, 5.500%, 4/15/19 - FGIC Insured

         750   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call           AAA          877,575
                 Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$        630   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call           AAA    $     209,992
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

         250   Washington County Redevelopment Authority, Pennsylvania, Tanger        7/17 at 100.00           N/R          257,358
                 Outlet Victory Center Tax Increment Bonds, Series 2006A,
                 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
       6,580   Total Tax Obligation/Limited                                                                               6,689,054
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 11.2% (7.5% OF TOTAL INVESTMENTS)

         130   Delaware River Joint Toll Bridge Commission, Pennsylvania and          7/13 at 100.00            A2          138,616
                 New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       1,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00             A        1,085,420
                 Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                 5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

         420   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00           AAA          449,240
                 Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

       1,750   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA        1,832,163
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.250%, 7/01/28 - FGIC Insured (Alternative
                 Minimum Tax)

       2,210   Pittsburgh and Allegheny County Sports and Exhibition Authority,       6/07 at 100.00           Aaa        2,212,519
                 Pennsylvania, Parking Revenue Bonds, Series 2001A, 5.375%,
                 12/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,510   Total Transportation                                                                                       5,717,958
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 18.7% (12.5% OF TOTAL INVESTMENTS) (4)

       2,415   Bucks County, Pennsylvania, Central Bucks School District,             5/12 at 100.00           Aaa        2,614,962
                 General Obligation Bonds, Series 2002, 5.500%, 5/15/18
                 (Pre-refunded 5/15/12) - FGIC Insured

       1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement        1/13 at 101.00       N/R (4)        1,158,960
                 Community Revenue Bonds, Wesley Affiliated Services Inc.,
                 Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)

         600   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00      Baa1 (4)          650,592
                 Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       1,105   Oxford Area School District, Chester County, Pennsylvania,             2/12 at 100.00           AAA        1,192,295
                 General Obligation Bonds, Series 2001A, 5.500%, 2/15/17
                 (Pre-refunded 2/15/12) - FGIC Insured

         740   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00        A1 (4)          805,349
                 Bonds, Thomas Jefferson University, Series 2002, 5.500%,
                 1/01/16 (Pre-refunded 1/01/13)

         170   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call           AAA          202,808
                 Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,500   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00           AAA        2,729,550
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                 FGIC Insured

         170   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00        A1 (4)          187,388
                 Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
       8,700   Total U.S. Guaranteed                                                                                      9,541,904
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 6.1% (4.1% OF TOTAL INVESTMENTS)

         500   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           AAA          516,965
                 Pollution Control Revenue Refunding Bonds, Duquesne Light
                 Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

         285   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00            B2          313,831
                 Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                 6.750%, 12/01/36 (Alternative Minimum Tax)

         140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          147,136
                 Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

               Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                 Ordinance, Fourth Series 1998:
       1,000     5.250%, 8/01/18 - FSA Insured                                        8/13 at 100.00           AAA        1,068,430
       1,000     5.250%, 8/01/19 - FSA Insured                                        8/13 at 100.00           AAA        1,067,860
------------------------------------------------------------------------------------------------------------------------------------
       2,925   Total Utilities                                                                                            3,114,222
------------------------------------------------------------------------------------------------------------------------------------


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.3% (1.5% OF TOTAL INVESTMENTS)

$        500   Bethlehem Authority, Northhampton and Lehigh Counties,                11/14 at 100.00           AAA    $     533,610
                 Pennsylvania, Guaranteed Water RevenueBonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured

         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA          638,376
                 Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,100   Total Water and Sewer                                                                                      1,171,986
------------------------------------------------------------------------------------------------------------------------------------
$     73,870   Total Investments (cost $72,553,314) - 149.4%                                                             76,410,672
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.6)%                                                                        (1,305,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.1%                                                                       1,054,432
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (48.9)%                                                         (25,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  51,160,104
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)

                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 15.1% (9.9% OF TOTAL INVESTMENTS)

$      1,000   Allegheny County Higher Education Building Authority,                    No Opt. Call          Baa3    $   1,162,780
                 Pennsylvania, College Revenue Refunding  Bonds, Robert Morris
                 College, Series 1998A, 6.000%, 5/01/28

         800   Chester County Health and Education Facilities Authority,             10/15 at 102.00           N/R          823,384
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

         325   Delaware County Authority, Pennsylvania, College Revenue              10/11 at 100.00          BBB-          342,930
                 Refunding Bonds, Neumann College, Series 2001, 6.000%, 10/01/31

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
                 University, Series 2006:
         340     5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00           AAA          364,293
         165     5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00           AAA          176,525

       1,435   Delaware County Authority, Pennsylvania, Revenue Refunding Bonds,      8/13 at 100.00           AAA        1,553,402
                 Villanova University, Series 2003, 5.250%, 8/01/17 - FGIC
                 Insured

         450   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA          443,966
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

         285   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-          290,649
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

         800   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA          858,560
                 Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21
                 - MBIA Insured

         115   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          119,273
                 Revenue Bonds, Franklin Towne Charter High School, Series
                 2006A, 5.250%, 1/01/27

         530   Philadelphia Authority for Industrial Development, Pennsylvania,       1/13 at 102.00          BBB-          533,265
                 Revenue Bonds, Leadership Learning Partners, Series 2005A,
                 5.375%, 7/01/36

         270   Philadelphia Authority for Industrial Development, Pennsylvania,       5/16 at 100.00           BB+          274,550
                 Revenue Bonds, Richard Allen Preparatory Charter School, Series
                 2006, 6.250%, 5/01/33

         565   Swarthmore Boro Authority, Pennsylvania, College Revenue Bonds,        9/16 at 100.00           Aaa          601,279
                 Swarthmore College, Series 2006A, 5.000%, 9/15/30

       1,000   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2        1,077,010
                 Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                 5.250%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
       8,080   Total Education and Civic Organizations                                                                    8,621,866
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 16.7% (10.9% OF TOTAL INVESTMENTS)

         295   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2          302,514
                 Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                 5.125%, 4/01/35

               Allegheny County Hospital Development Authority, Pennsylvania,
                 Revenue Bonds, West Penn
               Allegheny Health System, Series 2000B:
         100     9.250%, 11/15/22                                                    11/10 at 102.00           Ba3          117,891
         300     9.250%, 11/15/30                                                    11/10 at 102.00           Ba3          354,240

         800   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call           BB+          830,992
                 Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       2,000   Chester County Health and Educational Facilities Authority,            5/08 at 101.00           AA-        2,042,720
                 Pennsylvania, Health System Revenue Bonds, Jefferson Health
                 System, Series 1997B, 5.375%, 5/15/27

         270   Fulton County, Pennsylvania, Industrial Development Authority          7/16 at 100.00           N/R          280,549
                 Hospital Revenue Bonds, Fulton County Medical Center Project,
                 Series 2006, 5.900%, 7/01/40

         120   Jeannette Health Services Authority, Pennsylvania, Hospital            5/07 at 101.50           BB-          120,323
                 Revenue Bonds, Jeannette District Memorial Hospital, Series
                 1996A, 6.000%, 11/01/18

         200   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-          196,874
                 Revenue Bonds, The Lancaster General Hospital Project, Series
                 2007B, 4.500%, 3/15/36


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$         70   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           Aa3    $      75,581
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

               Philadelphia Hospitals and Higher Education Facilities Authority,
               Pennsylvania, Hospital Revenue Bonds, Children's Hospital of
               Philadelphia, Series 2007:
         500     4.500%, 7/01/33                                                      7/17 at 100.00            AA          495,790
       1,500     4.500%, 7/01/37 (DD1, Settling 5/01/07)                              7/17 at 100.00            AA        1,479,195

       1,000   Philadelphia Hospitals and Higher Education Facilities Authority,      7/07 at 100.00           BBB        1,002,610
                 Pennsylvania, Hospital Revenue Bonds, Temple University
                 Hospital, Series 1993A, 6.625%, 11/15/23

       1,450   Washington County Hospital Authority, Pennsylvania, Revenue            6/12 at 101.00            A3        1,580,877
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 6.250%, 6/01/22

               West Shore Area Hospital Authority, Cumberland County,
               Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the
               Sisters of Christian Charity Project, Series 2001:
          25     6.150%, 1/01/21                                                      1/12 at 100.00           BBB           26,622
         600     6.250%, 1/01/32                                                      1/12 at 100.00           BBB          641,520
------------------------------------------------------------------------------------------------------------------------------------
       9,230   Total Health Care                                                                                          9,548,298
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

         800   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00           AAA          840,720
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         120   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          125,776
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         920   Total Housing/Multifamily                                                                                    966,496
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 6.1% (4.0% OF TOTAL INVESTMENTS)

       1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        1,009,650
                 Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                 Minimum Tax)

         565   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+          576,441
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                 Minimum Tax)

         800   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+          823,360
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                 Minimum Tax)

       1,100   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+        1,084,908
                 Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,465   Total Housing/Single Family                                                                                3,494,359
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 5.7% (3.7% OF TOTAL INVESTMENTS)

       3,000   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00           AAA        3,269,970
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.3% (2.8% OF TOTAL INVESTMENTS)

       1,155   Bucks County Industrial Development Authority, Pennsylvania,          10/12 at 101.00          BBB+        1,242,780
                 Revenue Bonds, Pennswood Village Project, Series 2002A, 6.000%,
                 10/01/34

         300   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R          305,160
                 Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                 1/01/36

         305   Lancaster County Hospital Authority, Pennsylvania, Health Center      11/16 at 100.00            A+          314,425
                 Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%,
                 11/01/36

         285   Lebanon County Health Facilities Authority, Pennsylvania, Health      12/14 at 100.00           N/R          290,800
                 Center Revenue Bonds, Pleasant View Retirement Community,
                 Series 2005A, 5.300%, 12/15/26

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Northwestern Human Services Inc., Series 1998A:
         260     5.250%, 6/01/14                                                      6/08 at 100.00           BB+          260,367
          50     5.125%, 6/01/18                                                      6/08 at 100.00           BB+           49,643
------------------------------------------------------------------------------------------------------------------------------------
       2,355   Total Long-Term Care                                                                                       2,463,175
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 4.5% (2.9% OF TOTAL INVESTMENTS)

$        400   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call          Baa3    $     425,212
                 Revenue Bonds, United States Steel Corporation, Series 2005,
                 5.500%, 11/01/16

         280   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB          284,894
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum
                 Tax)

       1,000   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call          BBB+        1,060,360
                 Environmental Improvement Revenue Bonds, USX Corporation
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)

         750   Pennsylvania Economic Development Financing Authority,                11/08 at 102.00           N/R          780,180
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,430   Total Materials                                                                                            2,550,646
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 23.2% (15.3% OF TOTAL INVESTMENTS)

       1,740   Butler County, Pennsylvania, Butler Area School District, General     10/12 at 100.00           AAA        1,859,851
                 Obligation Bonds, Series 2002A, 5.375%, 10/01/26 - FGIC Insured

         625   Delaware County, Pennsylvania, General Obligation Bonds,              10/15 at 100.00            AA          669,288
                 Series 2005, 5.000%, 10/01/20

       4,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local          No Opt. Call           AA-        4,547,680
                 Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

               Greensburg Salem School District, Westmoreland County,
               Pennsylvania, General Obligation Refunding Bonds, Series 2002:
         725     5.375%, 9/15/15 - FGIC Insured                                       9/12 at 100.00           AAA          781,949
       1,000     5.375%, 9/15/16 - FGIC Insured                                       9/12 at 100.00           AAA        1,078,550

         375   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           AAA          419,006
                 Bonds, Series 2007A, 5.000%, 6/01/34 (WI/DD, Settling 5/22/07)
                 - FGIC Insured

         300   Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B,        No Opt. Call           AAA          331,473
                 5.250%, 9/01/16 - FSA Insured

       2,510   Reading School District, Berks County, Pennsylvania, General             No Opt. Call           AAA          844,013
                 Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

       2,200   West Chester Area School District, Chester and Delaware Counties,      8/16 at 100.00           Aaa        2,217,336
                 Pennsylvania, General Obligation Bonds, Series 2006A, 4.500%,
                 2/15/26 - FSA Insured (UB)

         500   Woodland Hills School District, Allegheny County, Pennsylvania,        9/15 at 100.00           AAA          541,495
                 General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,975   Total Tax Obligation/General                                                                              13,290,641
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 26.5% (17.3% OF TOTAL INVESTMENTS)

       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF              No Opt. Call           N/R        1,064,430
                 Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%,
                 7/01/23

       2,000   Grove City Area Hospital Authority, Mercer County, Pennsylvania,       3/12 at 100.00           AAA        2,107,600
                 Revenue Bonds, County Guaranteed, Woodland Place Project,
                 Series 2002, 5.400%, 3/01/31 - FGIC Insured

       4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue         9/11 at 100.00           Aaa        4,168,920
                 Refunding Bonds, Series 2001J, 5.000%, 9/01/22 - MBIA Insured

       1,200   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA        1,344,144
                 Series 2005A, 5.250%, 7/15/18 - FSA Insured

       2,000   Philadelphia Authority for Industrial Development, Pennsylvania,      10/11 at 101.00           AAA        2,100,400
                 Lease Revenue Bonds, Series 2001B, 5.125%, 10/01/26 - FSA
                 Insured

               Philadelphia Redevelopment Authority, Pennsylvania, Revenue
               Bonds, Philadelphia Neighborhood Transformation Initiative,
               Series 2002A:
       1,000     5.500%, 4/15/18 - FGIC Insured                                       4/12 at 100.00           AAA        1,075,920
       1,750     5.500%, 4/15/22 - FGIC Insured                                       4/12 at 100.00           AAA        1,874,285

         800   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call           AAA          936,080
                 Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA Insured

         710   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call           AAA          236,657
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured


                     Portfolio of INVESTMENTS April 30, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$        250   Washington County Redevelopment Authority, Pennsylvania, Tanger        7/17 at 100.00           N/R    $     257,358
                 Outlet Victory Center Tax Increment Bonds, Series 2006A,
                 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      14,710   Total Tax Obligation/Limited                                                                              15,165,794
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 5.2% (3.4% OF TOTAL INVESTMENTS)

         130   Delaware River Joint Toll Bridge Commission, Pennsylvania and New      7/13 at 100.00            A2          138,616
                 Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       1,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00             A        1,085,420
                 Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                 5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

         670   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA          716,645
                 2006A, 5.000%, 12/01/24 - AMBAC Insured

       1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,             1/13 at 100.00           Aaa        1,032,800
                 Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 -
                 AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,800   Total Transportation                                                                                       2,973,481
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 26.6% (17.3% OF TOTAL INVESTMENTS) (4)

       2,000   Adams County, Pennsylvania, General Obligation Bonds, Series           5/11 at 100.00           AAA        2,135,120
                 2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) - FGIC Insured

       1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement        1/13 at 101.00       N/R (4)        1,158,960
                 Community Revenue Bonds, Wesley Affiliated Services Inc.,
                 Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)

         600   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00      Baa1 (4)          650,592
                 Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       1,100   Luzerne County, Pennsylvania, General Obligation Bonds, Series         11/12 at 57.97           Aaa          517,363
                 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) - MBIA Insured

       1,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 101.00           AAA        1,589,025
                 Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                 (Pre-refunded 7/15/11) - MBIA Insured

       2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,      7/11 at 101.00           AAA        3,176,683
                 Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) - AMBAC
                 Insured

          70   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call           AAA           83,509
                 Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,000   Philadelphia School District, Pennsylvania, General Obligation         2/12 at 100.00           AAA        2,156,820
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12)
                 - FSA Insured

       3,170   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00           AAA        3,461,069
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                 FGIC Insured

         225   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00        A1 (4)          248,013
                 Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
      14,610   Total U.S. Guaranteed                                                                                     15,177,154
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 5.4% (3.5% OF TOTAL INVESTMENTS)

         315   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00            B2          346,865
                 Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                 6.750%, 12/01/36 (Alternative Minimum Tax)

         145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          152,391
                 Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00           AAA        2,582,285
                 Ordinance, Fourth Series 1998, 5.250%, 8/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,880   Total Utilities                                                                                            3,081,541
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 9.5% (6.2% OF TOTAL INVESTMENTS)

$      4,500   Bucks County Industrial Development Authority, Pennsylvania,           3/12 at 100.00           AAA    $   4,768,153
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA          638,376
                 Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,100   Total Water and Sewer                                                                                      5,406,529
------------------------------------------------------------------------------------------------------------------------------------
$     83,555   Total Long-Term Investments (cost $81,782,339) - 150.5%                                                   86,009,950
============------------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 2.6% (1.7% OF TOTAL INVESTMENTS)

$      1,500   Puerto Rico Government Development Bank, Adjustable Refunding                  VMIG-1                      1,500,000
                 Bonds, Variable Rate Demand Obligations, Series 1985, 3.710%,
                 12/01/15 - MBIA Insured (5)
============------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $1,500,000)                                                             1,500,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $83,282,339) - 153.1%                                                             87,509,950
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.6)%                                                                        (1,460,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.6)%                                                                      (408,170)
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.9)%                                                         (28,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $   57,141,780
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

  DD1   Portion of investment purchased on a delayed delivery basis.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      ASSETS AND LIABILITIES April 30, 2007


                                                                 NEW JERSEY       NEW JERSEY          NEW JERSEY       NEW JERSEY
                                                                 INVESTMENT          PREMIUM            DIVIDEND         DIVIDEND
                                                                    QUALITY           INCOME           ADVANTAGE      ADVANTAGE 2
                                                                      (NQJ)            (NNJ)               (NXJ)            (NUJ)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $444,410,314, $260,069,089,
   $139,428,202 and $97,503,668, respectively)                $ 461,448,959    $ 270,909,799       $ 145,261,135    $ 102,219,372
Cash                                                                     --          142,317                  --               --
Receivables:
   Interest                                                       7,219,693        3,974,571           2,189,167        1,604,469
   Investments sold                                                 920,000          350,000             100,000          110,000
Unrealized appreciation on forward swaps                              2,853              984                 590              295
Other assets                                                         44,309           31,975                 663              526
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                              469,635,814      275,409,646         147,551,555      103,934,662
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      793,420               --             228,091          118,699
Floating rate obligations                                                --               --                  --               --
Payable for investments purchased                                        --               --                  --               --
Unrealized depreciation on forward swaps                                 --               --                  --               --
Accrued expenses:
   Management fees                                                  237,551          141,160              52,087           32,594
   Other                                                            124,589           86,093              39,317           30,996
Preferred share dividends payable                                    78,335           42,884              29,450           14,607
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                           1,233,895          270,137             348,945          196,896
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                          162,000,000       91,600,000          48,000,000       34,500,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 306,401,919    $ 183,539,509       $  99,202,610    $  69,237,766
==================================================================================================================================
Common shares outstanding                                        20,484,322       12,049,496           6,574,810        4,521,576
==================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $       14.96    $       15.23       $       15.09    $       15.31
==================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     204,843    $     120,495       $      65,748    $      45,216
Paid-in surplus                                                 289,027,855      172,022,510          93,357,777       64,133,317
Undistributed (Over-distribution of) net investment income         (309,186)          44,669            (171,723)        (128,820)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                          436,909          510,141             117,285          472,054
Net unrealized appreciation (depreciation) of
   investments                                                   17,041,498       10,841,694           5,833,523        4,715,999
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 306,401,919    $ 183,539,509       $  99,202,610    $  69,237,766
==================================================================================================================================
Authorized shares:
   Common                                                       200,000,000      200,000,000           Unlimited        Unlimited
   Preferred                                                      1,000,000        1,000,000           Unlimited        Unlimited
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                               PENNSYLVANIA     PENNSYLVANIA        PENNSYLVANIA     PENNSYLVANIA
                                                                 INVESTMENT          PREMIUM            DIVIDEND         DIVIDEND
                                                                    QUALITY         INCOME 2           ADVANTAGE      ADVANTAGE 2
                                                                      (NQP)            (NPY)               (NXM)            (NVY)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $385,607,188, $354,290,820,
   $72,553,314 and $83,282,339, respectively)                 $ 403,376,032    $ 369,496,324       $  76,410,672    $  87,509,950
Cash                                                                     --               --             286,183               --
Receivables:
   Interest                                                       5,823,960        5,714,331           1,170,184        1,094,726
   Investments sold                                               9,608,451       20,290,700           1,248,001        1,310,088
Unrealized appreciation on forward swaps                                 --          181,467                  --               --
Other assets                                                         43,950           37,118                 414              442
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                              418,852,393      395,719,940          79,115,454       89,915,206
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      376,957       11,284,314                  --           28,039
Floating rate obligations                                        28,715,000       22,585,000           1,305,000        1,460,000
Payable for investments purchased                                 9,418,225       10,807,550           1,580,350        2,707,766
Unrealized depreciation on forward swaps                            340,646               --                  --               --
Accrued expenses:
   Management fees                                                  193,267          178,802              27,062           26,919
   Other                                                            101,439           71,966              27,115           29,931
Preferred share dividends payable                                    63,189           42,350              15,823           20,771
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                          39,208,723       44,969,982           2,955,350        4,273,426
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                          132,000,000      118,100,000          25,000,000       28,500,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 247,643,670    $ 232,649,958       $  51,160,104    $  57,141,780
==================================================================================================================================
Common shares outstanding                                        16,301,498       15,826,751           3,330,738        3,725,183
==================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $       15.19    $       14.70       $       15.36    $       15.34
==================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     163,015    $     158,268       $      33,307    $      37,252
Paid-in surplus                                                 230,741,367      216,526,365          47,280,611       52,803,302
Undistributed (Over-distribution of) net investment income         (393,373)        (377,624)           (100,466)        (109,173)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                         (295,537)         955,978              89,294          182,788
Net unrealized appreciation (depreciation) of
   investments                                                   17,428,198       15,386,971           3,857,358        4,227,611
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 247,643,670    $ 232,649,958       $  51,160,104    $  57,141,780
==================================================================================================================================
Authorized shares:
   Common                                                         Unlimited        Unlimited           Unlimited        Unlimited
   Preferred                                                      Unlimited        Unlimited           Unlimited        Unlimited
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      OPERATIONS


                                                                 NEW JERSEY INVESTMENT                 NEW JERSEY PREMIUM
                                                                     QUALITY (NQJ)                        INCOME (NNJ)
                                                           ---------------------------------    ----------------------------------
                                                                    FOR THE             YEAR             FOR THE             YEAR
                                                           TEN MONTHS ENDED            ENDED    TEN MONTHS ENDED            ENDED
                                                                    4/30/07          6/30/06             4/30/07          6/30/06
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $  18,472,143    $  22,346,450       $  10,756,827    $  12,975,406
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   2,417,728        2,932,222           1,436,793        1,748,294
Preferred shares - auction fees                                     337,315          405,718             190,730          229,274
Preferred shares - dividend disbursing agent fees                    24,986           30,000              24,986           26,603
Shareholders' servicing agent fees and expenses                      32,257           49,124              19,269           28,931
Floating rate obligations interest expense and fees                      --               --                  --               --
Custodian's fees and expenses                                        88,947          125,950              71,223           72,367
Directors'/Trustees' fees and expenses                                9,401            9,704               5,338            4,979
Professional fees                                                    25,831           26,665              18,830           19,466
Shareholders' reports - printing and mailing expenses                49,367           53,151              28,491           25,867
Stock exchange listing fees                                           8,199           10,288               8,134           10,149
Investor relations expense                                           49,175           47,016              29,800           26,525
Other expenses                                                       26,586           35,661              18,744           18,422
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                   3,069,792        3,725,499           1,852,338        2,210,877
   Custodian fee credit                                             (38,257)         (67,167)            (13,942)         (29,197)
   Expense reimbursement                                                 --               --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      3,031,535        3,658,332           1,838,396        2,181,680
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            15,440,608       18,688,118           8,918,431       10,793,726
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           705,064        2,924,752             510,558        1,016,202
Net increase from payments by the
   Adviser for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                               --               --                  --               --
Change in net unrealized appreciation
   (depreciation) of investments                                  8,995,606      (18,288,152)          5,450,660      (11,273,653)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                    2,853               --                 984               --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           9,703,523      (15,363,400)          5,962,202      (10,257,451)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                       (4,125,527)      (3,729,225)         (2,385,561)      (1,991,793)
From accumulated net realized gains                                (168,273)        (599,726)            (27,729)        (454,296)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                  (4,293,800)      (4,328,951)         (2,413,290)      (2,446,089)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                           $  20,850,331    $  (1,004,233)      $  12,467,343    $  (1,909,814)
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                   NEW JERSEY DIVIDEND                 NEW JERSEY DIVIDEND
                                                                     ADVANTAGE (NXJ)                    ADVANTAGE 2 (NUJ)
                                                           ---------------------------------    ----------------------------------
                                                                    FOR THE             YEAR             FOR THE             YEAR
                                                           TEN MONTHS ENDED            ENDED    TEN MONTHS ENDED            ENDED
                                                                    4/30/07          6/30/06             4/30/07          6/30/06
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $   5,828,828    $   6,980,326       $   4,181,236    $   4,989,618
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                     776,109          939,552             547,871          662,374
Preferred shares - auction fees                                      99,946          120,143              71,835           86,353
Preferred shares - dividend disbursing agent fees                     8,329           10,000               8,329           10,000
Shareholders' servicing agent fees and expenses                       1,455            2,076               1,361            1,888
Floating rate obligations interest expense and fees                      --               --                  --               --
Custodian's fees and expenses                                        43,563           42,944              30,024           31,366
Directors'/Trustees' fees and expenses                                2,809            3,212               1,926            2,278
Professional fees                                                    13,906           15,116              12,386           13,453
Shareholders' reports - printing and mailing expenses                18,127           18,242              14,751           15,885
Stock exchange listing fees                                             465              558                 320              384
Investor relations expense                                           15,294           16,441              11,179           12,018
Other expenses                                                       13,738           15,685              12,425           13,046
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     993,741        1,183,969             712,407          849,045
   Custodian fee credit                                              (8,952)         (17,438)            (10,034)         (15,833)
   Expense reimbursement                                           (300,359)        (424,010)           (254,528)        (310,768)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        684,430          742,521             447,845          522,444
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             5,144,398        6,237,805           3,733,391        4,467,174
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           307,186          484,326             526,783          178,837
Net increase from payments by the
   Adviser for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                               --               --                  --               --
Change in net unrealized appreciation
   (depreciation) of investments                                  2,703,743       (5,541,649)          1,671,929       (3,595,338)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                      590               --                 295               --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           3,011,519       (5,057,323)          2,199,007       (3,416,501)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                       (1,250,055)      (1,154,022)           (919,957)        (861,957)
From accumulated net realized gains                                  (7,668)         (82,061)             (3,401)         (57,711)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                  (1,257,723)      (1,236,083)           (923,358)        (919,668)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              $   6,898,194    $     (55,601)      $   5,009,040    $     131,005
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      OPERATIONS (continued)


                                                                PENNSYLVANIA INVESTMENT               PENNSYLVANIA PREMIUM
                                                                     QUALITY (NQP)                       INCOME 2 (NPY)
                                                           ---------------------------------    ----------------------------------
                                                                    FOR THE             YEAR             FOR THE             YEAR
                                                           TEN MONTHS ENDED            ENDED    TEN MONTHS ENDED            ENDED
                                                                    4/30/07          6/30/06             4/30/07          6/30/06
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $  15,674,289    $  17,579,842       $  14,482,082    $  16,819,465
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   1,968,233        2,379,304           1,819,306        2,204,767
Preferred shares - auction fees                                     274,849          330,395             245,906          295,665
Preferred shares - dividend disbursing agent fees                    24,986           30,000              24,986           31,616
Shareholders' servicing agent fees and expenses                      34,899           53,922              29,707           43,648
Floating rate obligations interest expense and fees                 610,779               --             365,895               --
Custodian's fees and expenses                                       116,583           95,008              95,690          100,425
Directors'/Trustees' fees and expenses                                7,549            7,991               6,787            7,429
Professional fees                                                    22,464           22,514              21,229           22,257
Shareholders' reports - printing and mailing expenses                48,289           49,845              38,473           33,900
Stock exchange listing fees                                           8,119           10,136               8,201           10,224
Investor relations expense                                           41,440           38,396              38,369           37,601
Other expenses                                                       21,467           29,560              19,729           17,304
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                   3,179,657        3,047,071           2,714,278        2,804,836
   Custodian fee credit                                             (28,011)         (57,357)            (17,184)         (43,739)
   Expense reimbursement                                                 --               --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      3,151,646        2,989,714           2,697,094        2,761,097
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            12,522,643       14,590,128          11,784,988       14,058,368
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           525,913         (822,081)          1,099,235          (44,620)
Net increase from payments by the
   Adviser for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                               --               --                  --           27,169
Change in net unrealized appreciation
   (depreciation) of investments                                  7,529,900      (13,473,894)          6,516,874      (12,682,405)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                 (340,646)              --             181,467               --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           7,715,167      (14,295,975)          7,797,576      (12,699,856)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                       (3,721,535)      (3,413,477)         (3,333,169)      (2,800,234)
From accumulated net realized gains                                      --         (261,069)                 --         (435,619)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                  (3,721,535)      (3,674,546)         (3,333,169)      (3,235,853)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              $  16,516,275    $  (3,380,393)      $  16,249,395    $  (1,877,341)
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                 PENNSYLVANIA DIVIDEND                PENNSYLVANIA DIVIDEND
                                                                    ADVANTAGE (NXM)                     ADVANTAGE 2 (NVY)
                                                           ---------------------------------    ----------------------------------
                                                                    FOR THE             YEAR             FOR THE             YEAR
                                                           TEN MONTHS ENDED            ENDED    TEN MONTHS ENDED            ENDED
                                                                    4/30/07          6/30/06             4/30/07          6/30/06
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $   3,116,269    $   3,650,014       $   3,505,004    $   4,110,056
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                     402,660          486,311             453,168          548,422
Preferred shares - auction fees                                      52,054           62,575              59,344           71,418
Preferred shares - dividend disbursing agent fees                     8,329           10,000               8,329           10,000
Shareholders' servicing agent fees and expenses                       1,577            2,563               1,410            2,338
Floating rate obligations interest expense and fees                  23,922               --              26,764               --
Custodian's fees and expenses                                        31,092           27,825              32,820           28,389
Directors'/Trustees' fees and expenses                                1,538            1,578               1,612            1,877
Professional fees                                                    11,441           12,101              11,788           12,510
Shareholders' reports - printing and mailing expenses                12,290           12,431              14,935           15,377
Stock exchange listing fees                                             235              281                 264              317
Investor relations expense                                            8,327            8,663               9,698           10,105
Other expenses                                                       11,991           12,856              12,215           12,200
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     565,456          637,184             632,347          712,953
   Custodian fee credit                                              (5,419)          (8,720)             (3,022)         (12,703)
   Expense reimbursement                                           (155,370)        (218,799)           (210,536)        (257,305)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        404,667          409,665             418,789          442,945
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             2,711,602        3,240,349           3,086,215        3,667,111
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           212,309          (47,126)            328,218          239,396
Net increase from payments by the
   Adviser for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                               --               --                  --               --
Change in net unrealized appreciation
   (depreciation) of investments                                  1,305,436       (2,528,439)          1,348,046       (3,414,928)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       --               --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           1,517,745       (2,575,565)          1,676,264       (3,175,532)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                         (684,854)        (637,236)           (791,861)        (715,207)
From accumulated net realized gains                                      --          (40,350)            (22,246)         (47,059)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                    (684,854)        (677,586)           (814,107)        (762,266)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              $   3,544,493    $     (12,802)      $   3,948,372    $    (270,687)
==================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      CHANGES IN NET ASSETS


                                                                      NEW JERSEY
                                                               INVESTMENT QUALITY (NQJ)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $  15,440,608    $  18,688,118    $  19,481,237
Net realized gain (loss) from investments                 705,064        2,924,752        3,339,508
Net realized gain (loss) from forward
    swaps                                                      --               --               --
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       8,995,606      (18,288,152)      19,532,836
Change in net unrealized appreciation
    (depreciation) of forward swaps                         2,853               --               --
Distributions to Preferred Shareholders:
    From net investment income                         (4,125,527)      (3,729,225)      (2,081,219)
    From accumulated net realized gains                  (168,273)        (599,726)        (107,515)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                    20,850,331       (1,004,233)      40,164,847
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                            (11,286,866)     (16,230,307)     (19,283,118)
From accumulated net realized gains                      (700,556)      (4,917,869)      (2,241,452)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                            (11,987,422)     (21,148,176)     (21,524,570)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                              --          608,791          770,952
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                                 --          608,791          770,952
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         8,862,909      (21,543,618)      19,411,229
Net assets applicable to Common
    shares at the beginning of period                 297,539,010      319,082,628      299,671,399
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $ 306,401,919    $ 297,539,010    $ 319,082,628
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (309,186)   $    (337,401)   $     934,719
====================================================================================================

                                                                      NEW JERSEY
                                                                 PREMIUM INCOME (NNJ)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   8,918,431    $  10,793,726    $  11,306,412
Net realized gain (loss) from investments                 510,558        1,016,202        4,268,639
Net realized gain (loss) from forward
    swaps                                                      --               --               --
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       5,450,660      (11,273,653)       7,825,789
Change in net unrealized appreciation
    (depreciation) of forward swaps                           984               --               --
Distributions to Preferred Shareholders:
    From net investment income                         (2,385,561)      (1,991,793)      (1,150,783)
    From accumulated net realized gains                   (27,729)        (454,296)        (121,121)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                    12,467,343       (1,909,814)      22,128,936
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (7,003,612)      (9,510,935)     (11,079,485)
From accumulated net realized gains                      (123,667)      (3,721,776)      (2,620,075)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (7,127,279)     (13,232,711)     (13,699,560)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                              --          159,660               --
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                                 --          159,660               --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         5,340,064      (14,982,865)       8,429,376
Net assets applicable to Common
    shares at the beginning of period                 178,199,445      193,182,310      184,752,934
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $ 183,539,509    $ 178,199,445    $ 193,182,310
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $      44,669    $     515,769    $   1,224,771
====================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                       NEW JERSEY
                                                                DIVIDEND ADVANTAGE (NXJ)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   5,144,398    $   6,237,805    $   6,400,915
Net realized gain (loss) from investments                 307,186          484,326        1,221,262
Net realized gain (loss) from forward
    swaps                                                      --               --         (201,571)
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       2,703,743       (5,541,649)       6,136,129
Change in net unrealized appreciation
    (depreciation) of forward swaps                           590               --               --
Distributions to Preferred Shareholders:
    From net investment income                         (1,250,055)      (1,154,022)        (658,577)
    From accumulated net realized gains                    (7,668)         (82,061)              --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                     6,898,194          (55,601)      12,898,158
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (4,204,503)      (5,512,880)      (6,070,304)
From accumulated net realized gains                       (34,815)        (678,056)              --
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (4,239,318)      (6,190,936)      (6,070,304)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                         166,210          122,384           22,984
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                            166,210          122,384           22,984
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         2,825,086       (6,124,153)       6,850,838
Net assets applicable to Common
    shares at the beginning of period                  96,377,524      102,501,677       95,650,839
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $  99,202,610    $  96,377,524    $ 102,501,677
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (171,723)   $     139,151    $     568,730
====================================================================================================

                                                                      NEW JERSEY
                                                              DIVIDEND ADVANTAGE 2 (NUJ)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   3,733,391    $   4,467,174    $   4,539,226
Net realized gain (loss) from investments                 526,783          178,837          545,334
Net realized gain (loss) from forward
    swaps                                                      --               --         (143,801)
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       1,671,929       (3,595,338)       5,262,530
Change in net unrealized appreciation
    (depreciation) of forward swaps                           295               --               --
Distributions to Preferred Shareholders:
    From net investment income                           (919,957)        (861,957)        (500,033)
    From accumulated net realized gains                    (3,401)         (57,711)         (13,577)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                     5,009,040          131,005        9,689,679
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (2,982,781)      (3,899,566)      (4,140,074)
From accumulated net realized gains                       (14,809)        (424,522)        (237,176)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (2,997,590)      (4,324,088)      (4,377,250)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                          76,290          111,985               --
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                             76,290          111,985               --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         2,087,740       (4,081,098)       5,312,429
Net assets applicable to Common
    shares at the beginning of period                  67,150,026       71,231,124       65,918,695
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $  69,237,766    $  67,150,026    $  71,231,124
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (128,820)   $      41,782    $     337,234
====================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      CHANGES IN NET ASSETS (continued)


                                                                     PENNSYLVANIA
                                                               INVESTMENT QUALITY (NQP)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $  12,522,643    $  14,590,128    $  15,081,033
Net realized gain (loss) from investments                 525,913         (822,081)       3,033,351
Net realized gain (loss) from forward
    swaps                                                      --               --               --
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       7,529,900      (13,473,894)      13,962,464
Change in net unrealized appreciation
    (depreciation) of forward swaps                      (340,646)              --               --
Distributions to Preferred Shareholders:
    From net investment income                         (3,721,535)      (3,413,477)      (2,017,435)
    From accumulated net realized gains                        --         (261,069)        (138,958)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                    16,516,275       (3,380,393)      29,920,455
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (8,590,894)     (11,533,314)     (14,534,163)
From accumulated net realized gains                            --       (1,732,849)      (2,308,550)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (8,590,894)     (13,266,163)     (16,842,713)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                              --               --               --
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                                 --               --               --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         7,925,381      (16,646,556)      13,077,742
Net assets applicable to Common
    shares at the beginning of period                 239,718,289      256,364,845      243,287,103
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $ 247,643,670    $ 239,718,289    $ 256,364,845
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (393,373)   $    (603,568)   $    (246,293)
====================================================================================================

                                                                     PENNSYLVANIA
                                                                PREMIUM INCOME 2 (NPY)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $  11,784,988    $  14,058,368    $  14,629,139
Net realized gain (loss) from investments               1,099,235          (44,620)       5,554,834
Net realized gain (loss) from forward
    swaps                                                      --               --               --
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --           27,169               --
Change in net unrealized appreciation
    (depreciation) of investments                       6,516,874      (12,682,405)       8,419,347
Change in net unrealized appreciation
    (depreciation) of forward swaps                       181,467               --               --
Distributions to Preferred Shareholders:
    From net investment income                         (3,333,169)      (2,800,234)      (1,647,195)
    From accumulated net realized gains                        --         (435,619)        (131,391)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                    16,249,395       (1,877,341)      26,824,734
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (8,720,545)     (12,127,724)     (14,724,745)
From accumulated net realized gains                            --       (3,389,440)      (2,842,911)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (8,720,545)     (15,517,164)     (17,567,656)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                              --          142,460          661,012
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                                 --          142,460          661,012
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         7,528,850      (17,252,045)       9,918,090
Net assets applicable to Common
    shares at the beginning of period                 225,121,108      242,373,153      232,455,063
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $ 232,649,958    $ 225,121,108    $ 242,373,153
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (377,624)   $    (110,182)   $     759,544
====================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                     PENNSYLVANIA
                                                               DIVIDEND ADVANTAGE (NXM)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   2,711,602    $   3,240,349    $   3,275,260
Net realized gain (loss) from investments                 212,309          (47,126)       1,620,266
Net realized gain (loss) from forward
    swaps                                                      --               --         (232,654)
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       1,305,436       (2,528,439)       2,111,728
Change in net unrealized appreciation
    (depreciation) of forward swaps                            --               --               --
Distributions to Preferred Shareholders:
    From net investment income                           (684,854)        (637,236)        (327,355)
    From accumulated net realized gains                        --          (40,350)         (58,447)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                     3,544,493          (12,802)       6,388,798
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (2,195,386)      (2,902,469)      (3,171,680)
From accumulated net realized gains                            --         (336,361)      (1,198,780)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (2,195,386)      (3,238,830)      (4,370,460)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                         151,298          199,614          144,217
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                            151,298          199,614          144,217
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         1,500,405       (3,052,018)       2,162,555
Net assets applicable to Common
    shares at the beginning of period                  49,659,699       52,711,717       50,549,162
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $  51,160,104    $  49,659,699    $  52,711,717
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (100,466)   $      68,404    $     367,990
====================================================================================================

                                                                     PENNSYLVANIA
                                                              DIVIDEND ADVANTAGE 2 (NVY)
                                                    ------------------------------------------------
                                                      FOR THE TEN
                                                     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                          4/30/07          6/30/06          6/30/05
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   3,086,215    $   3,667,111    $   3,626,330
Net realized gain (loss) from investments                 328,218          239,396          320,219
Net realized gain (loss) from forward
    swaps                                                      --               --         (164,341)
Net increase from payments by the
    Adviser for losses realized on the
    disposal of investments purchased
    in violation of investment restrictions                    --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                       1,348,046       (3,414,928)       3,889,901
Change in net unrealized appreciation
    (depreciation) of forward swaps                            --               --               --
Distributions to Preferred Shareholders:
    From net investment income                           (791,861)        (715,207)        (416,243)
    From accumulated net realized gains                   (22,246)         (47,059)          (9,192)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                     3,948,372         (270,687)       7,246,674
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (2,318,778)      (2,942,584)      (3,283,404)
From accumulated net realized gains                       (90,880)        (363,540)        (159,790)
----------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                             (2,409,658)      (3,306,124)      (3,443,194)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions                           6,072               --               --
----------------------------------------------------------------------------------------------------
Net increase in net assets applicable
    to Common shares from
    capital share transactions                              6,072               --               --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                         1,544,786       (3,576,811)       3,803,480
Net assets applicable to Common
    shares at the beginning of period                  55,596,994       59,173,805       55,370,325
----------------------------------------------------------------------------------------------------
Net assets applicable to Common
    shares at the end of period                     $  57,141,780    $  55,596,994    $  59,173,805
====================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                                   $    (109,173)   $     (83,424)   $     (92,744)
====================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In February 2007, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal year end from June 30 to April 30.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2007, Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2
(NVY) had outstanding when-issued/delayed delivery purchase commitments of $3,640,055, $5,492,475, $417,349 and $1,402,679, respectively. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    3,200             --             --             --
   Series T                                       --            624          1,920             --
   Series W                                       --          1,440             --          1,380
   Series TH                                   2,000          1,600             --             --
   Series F                                    1,280             --             --             --
--------------------------------------------------------------------------------------------------
Total                                          6,480          3,664          1,920          1,380
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            844             --          1,140
   Series T                                      880             --          1,000             --
   Series W                                    2,400             --             --             --
   Series TH                                   2,000          2,080             --             --
   Series F                                       --          1,800             --             --
--------------------------------------------------------------------------------------------------
Total                                          5,280          4,724          1,000          1,140
==================================================================================================


INVERSE FLOATING RATE SECURITIES

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to
       FINANCIAL STATEMENTS (Continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Floating rate obligations interest expense and fees" in the Statement of Operations.

During the ten months ended April 30, 2007, Pennsylvania Investment Quality
(NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage
(NXM) and Pennsylvania Dividend Advantage 2 (NVY) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ) and New Jersey Dividend Advantage 2 (NUJ) did not invest in any such instruments during the ten months ended April 30, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the ten months ended April 30, 2007, were as follows:


                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Average floating rate obligations        $19,053,257    $11,360,378       $742,648       $830,855

Average annual interest rate and fees           3.85%          3.87%          3.87%          3.87%
==================================================================================================


FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:


                                                     NEW JERSEY                               NEW JERSEY
                                              INVESTMENT QUALITY (NQJ)                   PREMIUM INCOME (NNJ)
                                       --------------------------------------   ---------------------------------------
                                        FOR THE TEN                              FOR THE TEN
                                       MONTHS ENDED   YEAR ENDED   YEAR ENDED   MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                            4/30/07      6/30/06      6/30/05        4/30/07      6/30/06      6/30/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to
      shareholders due to
      reinvestment of distributions              --       39,742       49,812             --       10,167           --
=======================================================================================================================



                                                     NEW JERSEY                               NEW JERSEY
                                              DIVIDEND ADVANTAGE (NXJ)                DIVIDEND ADVANTAGE 2 (NUJ)
                                       --------------------------------------   ---------------------------------------
                                        FOR THE TEN                              FOR THE TEN
                                       MONTHS ENDED   YEAR ENDED   YEAR ENDED   MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                            4/30/07      6/30/06      6/30/05        4/30/07      6/30/06      6/30/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to
      shareholders due to
      reinvestment of distributions          10,642        7,907        1,445          4,764        6,973           --
=======================================================================================================================



                                                    PENNSYLVANIA                             PENNSYLVANIA
                                              INVESTMENT QUALITY (NQP)                  PREMIUM INCOME 2 (NPY)
                                       --------------------------------------   ---------------------------------------
                                        FOR THE TEN                              FOR THE TEN
                                       MONTHS ENDED   YEAR ENDED   YEAR ENDED   MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                            4/30/07      6/30/06      6/30/05        4/30/07      6/30/06      6/30/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to
      shareholders due to
      reinvestment of distributions              --           --           --             --        9,155       42,619
=======================================================================================================================



                                                    PENNSYLVANIA                             PENNSYLVANIA
                                              DIVIDEND ADVANTAGE (NXM)                DIVIDEND ADVANTAGE 2 (NVY)
                                       --------------------------------------   ---------------------------------------
                                        FOR THE TEN                              FOR THE TEN
                                       MONTHS ENDED   YEAR ENDED   YEAR ENDED   MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                            4/30/07      6/30/06      6/30/05        4/30/07      6/30/06      6/30/05
-----------------------------------------------------------------------------------------------------------------------
Common shares issued to
      shareholders due to
      reinvestment of distributions           9,600       12,400        8,948            393           --           --
=======================================================================================================================


Notes to
    FINANCIAL STATEMENTS (Continued)

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the ten months ended April 30, 2007, were as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Purchases                                $33,136,609    $15,999,782    $12,634,562    $10,828,401

Sales and maturities                      36,935,209     17,702,505     13,575,412     11,013,222
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Purchases                                $90,163,042    $86,307,076    $ 9,628,209    $11,831,562

Sales and maturities                      61,948,116     54,663,456      8,678,287     11,015,542
==================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2007, the cost of investments was as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Cost of investments                     $444,391,033   $259,921,664   $139,386,809    $97,507,522
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Cost of investments                     $356,881,785   $331,535,160   $ 71,246,808    $81,825,115
==================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2007, were as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $17,435,435    $11,157,931     $5,986,088     $4,797,430
   Depreciation                             (377,509)      (169,796)      (111,762)       (85,580)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) of investments           $17,057,926    $10,988,135     $5,874,326     $4,711,850
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $17,868,970    $15,588,917     $3,929,218     $4,311,621
   Depreciation                              (87,354)      (185,657)       (70,315)       (86,628)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) of investments           $17,781,616    $15,403,260     $3,858,903     $4,224,993
==================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2007, the Funds' tax year end, were as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $866,264       $621,055       $207,777       $154,139
Undistributed net ordinary income **              --         11,923             --            886
Undistributed net long-term
 capital gains                               436,909        510,142        133,483        505,099
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $529,184       $313,702       $ 98,160       $112,624
Undistributed net ordinary income **              --             --             --             --
Undistributed net long-term
 capital gains                                    --        955,975        118,117        211,623
==================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 2, 2007, paid on May 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the ten months ended April 30, 2007 and during the tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
2007                                           (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income***                    $15,443,038     $9,395,450     $5,456,484     $3,895,191
Distributions from net
 ordinary income **                               --          3,495             --            127
Distributions from net long-term
 capital gains ****                          868,829        151,396         42,483         18,210
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
2007                                           (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income***                    $12,242,231    $12,079,079     $2,880,245     $3,111,211
Distributions from net
 ordinary income **                               --             --             --             --
Distributions from net long-term
 capital gains ****                               --             --             --        113,126
==================================================================================================


Notes to
    FINANCIAL STATEMENTS(Continued)


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
2006                                           (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income                       $20,266,148    $11,621,963     $6,701,392     $4,803,247
Distributions from net
 ordinary income **                               --          9,989             --            124
Distributions from net long-term
 capital gains                             5,517,595      4,174,209        760,117        482,233
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
2006                                           (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income                       $15,205,803    $15,141,147     $3,570,220     $3,664,279
Distributions from net
 ordinary income **                            8,580         41,520             --             --
Distributions from net long-term
 capital gains                             1,984,315      3,816,421        357,090        410,598
==================================================================================================



                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
2005                                           (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income                       $21,476,819    $12,307,476     $6,771,438     $4,644,877
Distributions from net
 ordinary income **                               --          3,453             --             44
Distributions from net long-term
 capital gains                             2,348,967      2,741,196             --        250,753
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
2005                                           (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Distributions from net
 tax-exempt income                       $16,672,670    $16,397,456     $3,485,060     $3,731,320
Distributions from net
 ordinary income **                           17,181         90,448         20,509             --
Distributions from net long-term
 capital gains                             2,440,428      2,957,194      1,257,227        168,982
==================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the ten months ended April 30, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the ten months ended April 30, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At April 30, 2007, Pennsylvania Investment Quality (NQP) had unused capital loss carryforwards of $295,537 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $124,650 of the carryforward will expire in 2014 and $170,887 will expire in 2015.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                           NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                                                               NEW JERSEY PREMIUM INCOME (NNJ)
                                                                                         PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                                                                           PENNSYLVANIA PREMIUM INCOME 2 (NPY)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                             .4500%
For the next $125 million                                                                                              .4375
For the next $250 million                                                                                              .4250
For the next $500 million                                                                                              .4125
For the next $1 billion                                                                                                .4000
For the next $3 billion                                                                                                .3875
For net assets over $5 billion                                                                                         .3750
==============================================================================================================================



                                                                                           NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                                                                         NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                                                                                         PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                                                                       PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                             .4500%
For the next $125 million                                                                                              .4375
For the next $250 million                                                                                              .4250
For the next $500 million                                                                                              .4125
For the next $1 billion                                                                                                .4000
For net assets over $2 billion                                                                                         .3750
==============================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of April 30, 2007, the complex-level fee rate was .1824%.


COMPLEX-LEVEL ASSETS(1)                                                                                 COMPLEX-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                                              .2000%
For the next $1 billion                                                                                                .1800
For the next $1 billion                                                                                                .1600
For the next $3 billion                                                                                                .1425
For the next $3 billion                                                                                                .1325
For the next $3 billion                                                                                                .1250
For the next $5 billion                                                                                                .1200
For the next $5 billion                                                                                                .1175
For the next $15 billion                                                                                               .1150
For Managed Assets over $91 billion(2)                                                                                 .1400
==============================================================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (Continued)

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2001*                         .30%               2007                  .25%
2002                          .30                2008                  .20
2003                          .30                2009                  .15
2004                          .30                2010                  .10
2005                          .30                2011                  .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                         .30%               2008                  .25%
2003                          .30                2009                  .20
2004                          .30                2010                  .15
2005                          .30                2011                  .10
2006                          .30                2012                  .05
2007                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2 (NPY) was reimbursed $27,169 by the Adviser to offset losses realized upon the disposal of investments purchased in violation of investment restrictions.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on October 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2007, to shareholders of record on May 15, 2007, as follows:


                                          NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                               (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------------
Dividend per share                            $.0545         $.0575         $.0620         $.0660
==================================================================================================



                                        PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                          INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                             QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                               (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------------
Dividend per share                            $.0535         $.0535         $.0640         $.0610
==================================================================================================


AGREEMENT AND PLAN OF MERGER

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a "go shop" provision through July 19, 2007 during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

                Financial
                       HIGHLIGHTS

      Selected data for a Common share outstanding throughout each period:



                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   -------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                  $14.53        $ .75        $ .47         $  (.20)         $ (.01)  $1.01      $  (.55)    $ (.03)  $ (.58)
Year Ended 6/30:
2006                      15.61          .91         (.75)           (.18)           (.03)   (.05)        (.79)      (.24)   (1.03)
2005                      14.69          .95         1.13            (.10)           (.01)   1.97         (.94)      (.11)   (1.05)
2004                      15.65         1.01         (.75)           (.05)           (.01)    .20         (.96)      (.20)   (1.16)
2003                      15.07         1.05          .61            (.07)           (.01)   1.58         (.93)      (.07)   (1.00)
2002                      15.03         1.10         (.01)           (.13)             --     .96         (.92)        --     (.92)

NEW JERSEY PREMIUM INCOME (NNJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   14.79          .74          .49            (.20)             --**  1.03         (.58)      (.01)    (.59)
Year Ended 6/30:
2006                      16.05          .90         (.85)           (.17)           (.04)   (.16)        (.79)      (.31)   (1.10)
2005                      15.35          .94         1.01            (.10)           (.01)   1.84         (.92)      (.22)   (1.14)
2004                      16.28          .99         (.79)           (.05)           (.01)    .14         (.94)      (.13)   (1.07)
2003                      15.60         1.04          .63            (.07)             --    1.60         (.92)        --     (.92)
2002                      15.27         1.06          .24            (.12)             --    1.18         (.85)        --     (.85)
===================================================================================================================================

                                                               Total Returns
                                                            ---------------------

                          Offering                                         Based          Ending
                         Costs and      Ending                                on             Net
                         Preferred      Common                Based       Common          Assets
                             Share       Share     Ending        on    Share Net      Applicable
                      Underwriting   Net Asset     Market    Market        Asset       to Common
                         Discounts       Value      Value     Value***     Value*** Shares (000)
------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                      $  --      $14.96     $14.30      8.75%        7.05%      $ 306,402
Year Ended 6/30:
2006                            --       14.53      13.70     (3.62)        (.31)        297,539
2005                            --       15.61      15.25     15.13        13.81         319,083
2004                            --       14.69      14.19     (4.09)        1.26         299,671
2003                            --       15.65      15.94     11.68        10.72         316,970
2002                            --       15.07      15.22      4.19         6.56         304,808

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                         --       15.23      15.12     11.10         7.03         183,540
Year Ended 6/30:
2006                            --       14.79      14.16     (3.36)       (1.04)        178,199
2005                            --       16.05      15.76     19.43        12.31         193,182
2004                            --       15.35      14.19     (5.65)         .85         184,753
2003                            --       16.28      16.10     10.18        10.48         195,568
2002                            --       15.60      15.50      7.88         7.91         187,393
================================================================================================

                                                            Ratios/Supplemental Data
                         -------------------------------------------------------------------------------------------------
                               Ratios to Average Net Assets                    Ratios to Average Net Assets
                               Applicable to Common Shares                     Applicable to Common Shares
                               Before Credit/Reimbursement                     After Credit/Reimbursement****
                         ----------------------------------------   ------------------------------------------------------

                          Expenses       Expenses             Net      Expenses       Expenses             Net   Portfolio
                          Including      Excluding     Investment     Including      Excluding      Investment    Turnover
                          Interest++(a)  Interest++(a)     Income++    Interest++(a)  Interest++(a)     Income++      Rate
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.20%*         1.20%*          6.04%*      1.19%*         1.19%*          6.06%*         7%
Year Ended 6/30:
2006                          1.21           1.21            6.05        1.19           1.19            6.08          17
2005                          1.21           1.21            6.22        1.20           1.20            6.23          15
2004                          1.21           1.21            6.64        1.21           1.21            6.64          19
2003                          1.22           1.22            6.80        1.22           1.22            6.81          12
2002                          1.25           1.25            7.35        1.23           1.23            7.36          22

NEW JERSEY PREMIUM INCOME (NNJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.21*          1.21*           5.83*       1.20*          1.20*           5.84*          6
Year Ended 6/30:
2006                          1.19           1.19            5.81        1.18           1.18            5.83          12
2005                          1.18           1.18            5.91        1.17           1.17            5.92          21
2004                          1.18           1.18            6.23        1.18           1.18            6.23          23
2003                          1.20           1.20            6.48        1.20           1.20            6.48          13
2002                          1.22           1.22            6.85        1.22           1.22            6.86          14
==========================================================================================================================

                                                                  Floating Rate Obligations
                        Preferred Shares at End of Period             at End of Period
                      --------------------------------------     ---------------------------

                         Aggregate    Liquidation                   Aggregate
                            Amount     and Market      Asset           Amount          Asset
                       Outstanding          Value   Coverage      Outstanding       Coverage
                             (000)      Per Share  Per Share            (000)     Per $1,000
--------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   $162,000        $25,000    $72,284             $ --           $ --
Year Ended 6/30:
2006                       162,000         25,000     70,917               --             --
2005                       162,000         25,000     74,241               --             --
2004                       162,000         25,000     71,246               --             --
2003                       162,000         25,000     73,915               --             --
2002                       162,000         25,000     72,038               --             --

NEW JERSEY PREMIUM INCOME (NNJ)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                     91,600         25,000     75,093               --             --
Year Ended 6/30:
2006                        91,600         25,000     73,635               --             --
2005                        91,600         25,000     77,724               --             --
2004                        91,600         25,000     75,424               --             --
2003                        91,600         25,000     78,376               --             --
2002                        91,600         25,000     76,144               --             --
============================================================================================


*     Annualized.

**    Per share capital gains rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 92-93

      Selected data for a Common share outstanding throughout each period:



                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   -------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                  $14.68        $ .78        $ .47          $ (.19)         $   --** $1.06      $  (.64)    $ (.01)  $ (.65)
Year Ended 6/30:
2006                      15.63          .95         (.77)           (.18)           (.01)   (.01)        (.84)      (.10)    (.94)
2005                      14.59          .98         1.09            (.10)             --    1.97         (.93)        --     (.93)
2004                      15.35         1.00         (.77)           (.05)             --     .18         (.94)        --     (.94)
2003                      14.38         1.04          .86            (.07)             --    1.83         (.87)        --     (.87)
2002                      14.39         1.04         (.07)           (.13)             --     .84         (.85)        --     (.85)

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   14.87          .83          .47            (.20)             --**  1.10         (.66)        --**   (.66)
Year Ended 6/30:
2006                      15.79          .99         (.76)           (.19)           (.01)    .03         (.86)      (.09)    (.95)
2005                      14.62         1.00         1.25            (.11)             --    2.14         (.92)      (.05)    (.97)
2004                      15.44         1.03         (.82)           (.06)             --     .15         (.92)      (.05)    (.97)
2003                      14.46         1.05          .96            (.08)             --    1.93         (.92)      (.03)    (.95)
2002(c)                   14.33          .16          .27            (.01)             --     .42         (.15)        --     (.15)
===================================================================================================================================

                                                               Total Returns
                                                            ---------------------


                          Offering                                         Based          Ending
                         Costs and      Ending                                on             Net
                         Preferred      Common                Based       Common          Assets
                             Share       Share     Ending        on    Share Net      Applicable
                      Underwriting   Net Asset     Market    Market        Asset       to Common
                         Discounts       Value      Value     Value***     Value*** Shares (000)
------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                     $   --      $15.09     $15.75     14.37%        7.26%       $ 99,203
Year Ended 6/30:
2006                            --       14.68      14.35      (.78)        (.05)         96,378
2005                            --       15.63      15.38     19.97        13.80         102,502
2004                            --       14.59      13.63     (5.13)        1.20          95,651
2003                           .01       15.35      15.30     15.09        13.18         100,502
2002                            --       14.38      14.12      (.17)        6.05          94,130

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                         --       15.31      16.50     15.40         7.50          69,238
Year Ended 6/30:
2006                            --       14.87      14.90      (.49)         .25          67,150
2005                            --       15.79      15.90     23.39        15.00          71,231
2004                            --       14.62      13.74     (4.81)        1.02          65,919
2003                            --       15.44      15.40      9.14        13.74          69,616
2002(c)                       (.14)      14.46      15.04      1.29         1.98          65,153
================================================================================================

                                                            Ratios/Supplemental Data
                         -------------------------------------------------------------------------------------------------
                               Ratios to Average Net Assets                    Ratios to Average Net Assets
                               Applicable to Common Shares                     Applicable to Common Shares
                               Before Credit/Reimbursement                     After Credit/Reimbursement****
                         ----------------------------------------   ------------------------------------------------------

                          Expenses       Expenses             Net      Expenses       Expenses            Net    Portfolio
                          Including      Excluding     Investment     Including      Excluding      Investment    Turnover
                          Interest++(a)  Interest++(a)     Income++    Interest++(a)  Interest++(a)     Income++      Rate
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.20%*         1.20%*          5.85%*       .83%*          .83%*          6.23%*         9%
Year Ended 6/30:
2006                          1.19           1.19            5.83         .75            .75            6.28          16
2005                          1.19           1.19            5.94         .74            .74            6.39          17
2004                          1.20           1.20            6.26         .74            .74            6.71          11
2003                          1.19           1.19            6.56         .74            .74            7.01           8
2002                          1.24           1.24            6.76         .75            .75            7.25           7

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.24*          1.24*           6.03*        .78*           .78*           6.49*         11
Year Ended 6/30:
2006                          1.23           1.23            5.99         .76            .76            6.47          13
2005                          1.23           1.23            6.09         .77            .77            6.54          11
2004                          1.25           1.25            6.41         .79            .79            6.87          11
2003                          1.23           1.23            6.53         .76            .76            7.00          12
2002(c)                       1.07*          1.07*           3.86*        .67*           .67*           4.25*         --
==========================================================================================================================

                                                                  Floating Rate Obligations
                        Preferred Shares at End of Period             at End of Period
                      --------------------------------------     ---------------------------

                         Aggregate    Liquidation                   Aggregate
                            Amount     and Market      Asset           Amount          Asset
                       Outstanding          Value   Coverage      Outstanding       Coverage
                             (000)      Per Share  Per Share            (000)     Per $1,000
--------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   $ 48,000        $25,000    $76,668             $ --           $ --
Year Ended 6/30:
2006                        48,000         25,000     75,197               --             --
2005                        48,000         25,000     78,386               --             --
2004                        48,000         25,000     74,818               --             --
2003                        48,000         25,000     77,345               --             --
2002                        48,000         25,000     74,026               --             --

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                     34,500         25,000     75,172               --             --
Year Ended 6/30:
2006                        34,500         25,000     73,659               --             --
2005                        34,500         25,000     76,617               --             --
2004                        34,500         25,000     72,767               --             --
2003                        34,500         25,000     75,446               --             --
2002(c)                     34,500         25,000     72,213               --             --
============================================================================================


*     Annualized.

**    Per share capital gains rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

(c) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 94-95

      Selected data for a Common share outstanding throughout each period:



                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   -------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                  $14.71        $ .77        $ .47          $ (.23)         $   --   $1.01      $  (.53)    $   --   $ (.53)
Year Ended 6/30:
2006                      15.73          .90         (.87)           (.21)           (.02)   (.20)        (.71)      (.11)    (.82)
2005                      14.92          .92         1.05            (.12)           (.01)   1.84         (.89)      (.14)   (1.03)
2004                      15.91          .98         (.98)           (.06)             --    (.06)        (.92)      (.01)    (.93)
2003                      14.70         1.02         1.19            (.09)             --    2.12         (.91)        --     (.91)
2002                      14.57         1.09          .09            (.14)             --    1.04         (.91)        --     (.91)

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   14.22          .74          .50            (.21)             --    1.03         (.55)        --     (.55)
Year Ended 6/30:
2006                      15.32          .89         (.80)           (.18)           (.03)   (.12)        (.77)      (.21)    (.98)
2005                      14.74          .92          .88            (.10)           (.01)   1.69         (.93)      (.18)   (1.11)
2004                      15.65          .98         (.77)           (.05)           (.01)    .15         (.95)      (.11)   (1.06)
2003                      14.83         1.04          .79            (.08)             --    1.75         (.93)        --     (.93)
2002                      14.44         1.07          .30            (.12)             --    1.25         (.86)        --     (.86)
===================================================================================================================================

                                                               Total Returns
                                                            ---------------------

                          Offering                                         Based            Ending
                         Costs and      Ending                                on               Net
                         Preferred      Common                Based       Common            Assets
                             Share       Share     Ending        on    Share Net        Applicable
                      Underwriting   Net Asset     Market    Market        Asset         to Common
                         Discounts       Value      Value     Value**      Value**    Shares (000)
--------------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                        $--      $15.19     $14.01     12.41%        6.89%         $247,644
Year Ended 6/30:
2006                            --       14.71      12.95     (9.47)        (1.34)         239,718
2005                            --       15.73      15.16     19.53        12.67           256,365
2004                            --       14.92      13.58     (9.73)        (.38)          243,287
2003                            --       15.91      16.01     11.98        14.79           258,924
2002                            --       14.70      15.18      6.57         7.34           238,926

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                         --       14.70      13.67      9.83         7.31           232,650
Year Ended 6/30:
2006                            --       14.22      12.96     (8.42)        (.80)****      225,121
2005                            --       15.32      15.16     17.79        11.80           242,373
2004                            --       14.74      13.84     (7.22)         .94           232,455
2003                            --       15.65      16.00     15.09        12.09           246,604
2002                            --       14.83      14.79     13.25         8.88           233,536
==================================================================================================

                                                            Ratios/Supplemental Data
                         -------------------------------------------------------------------------------------------------
                               Ratios to Average Net Assets                    Ratios to Average Net Assets
                               Applicable to Common Shares                     Applicable to Common Shares
                               Before Credit/Reimbursement                     After Credit/Reimbursement***
                         ----------------------------------------   ------------------------------------------------------

                          Expenses       Expenses             Net     Expenses        Expenses             Net   Portfolio
                          Including      Excluding     Investment    Including       Excluding      Investment    Turnover
                          Interest++(a)  Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++      Rate
--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.54%*         1.25%*          6.06%*      1.53%*         1.23%*          6.07%*         16%
Year Ended 6/30:
2006                          1.23           1.23            5.87        1.21           1.21            5.89           20
2005                          1.23           1.23            5.96        1.22           1.22            5.97           18
2004                          1.23           1.23            6.38        1.22           1.22            6.39           17
2003                          1.27           1.27            6.59        1.26           1.26            6.60           11
2002                          1.31           1.31            7.42        1.30           1.30            7.44           34

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.40*          1.21*           6.08*       1.39*          1.20*           6.09*          15
Year Ended 6/30:
2006                          1.20           1.20            6.01        1.18           1.18            6.03           18
2005                          1.19           1.19            6.09        1.19           1.19            6.10           22
2004                          1.18           1.18            6.45        1.17           1.17            6.46           16
2003                          1.20           1.20            6.76        1.19           1.19            6.77           19
2002                          1.24           1.24            7.28        1.23           1.23            7.29            7
==========================================================================================================================

                                                                  Floating Rate Obligations
                        Preferred Shares at End of Period             at End of Period
                      --------------------------------------     ---------------------------

                         Aggregate    Liquidation                   Aggregate
                            Amount     and Market      Asset           Amount          Asset
                       Outstanding          Value   Coverage      Outstanding       Coverage
                             (000)      Per Share  Per Share            (000)     Per $1,000
--------------------------------------------------------------------------------------------
PENNSYLVANIA INVESTMENT QUALITY (NQP)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   $132,000        $25,000    $71,902          $28,715        $14,221
Year Ended 6/30:
2006                       132,000         25,000     70,401               --             --
2005                       132,000         25,000     73,554               --             --
2004                       132,000         25,000     71,077               --             --
2003                       132,000         25,000     74,039               --             --
2002                       132,000         25,000     70,251               --             --

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                    118,100         25,000     74,249           22,585         16,530
Year Ended 6/30:
2006                       118,100         25,000     72,655               --             --
2005                       118,100         25,000     76,307               --             --
2004                       118,100         25,000     74,207               --             --
2003                       118,100         25,000     77,202               --             --
2002                       118,100         25,000     74,436               --             --
============================================================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
      (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months end April 30, 2007.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 96-97

      Selected data for a Common share outstanding throughout each period:



                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   -------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                  $14.95        $ .82        $ .46          $ (.21)         $   --   $1.07      $  (.66)    $   --   $ (.66)
Year Ended 6/30:
2006                      15.93          .98         (.78)           (.19)           (.01)     --         (.88)      (.10)    (.98)
2005                      15.32          .99         1.06            (.10)           (.02)   1.93         (.96)      (.36)   (1.32)
2004                      16.25         1.04         (.78)           (.05)           (.01)    .20         (.96)      (.17)   (1.13)
2003                      14.96         1.08         1.29            (.07)           (.01)   2.29         (.92)      (.10)   (1.02)
2002                      14.48         1.12          .37            (.13)             --    1.36         (.87)      (.01)    (.88)

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                   14.93          .83          .44            (.21)           (.01)   1.05         (.62)      (.02)    (.64)
Year Ended 6/30:
2006                      15.89          .98         (.85)           (.19)           (.01)   (.07)        (.79)      (.10)    (.89)
2005                      14.87          .97         1.08            (.11)             --    1.94         (.88)      (.04)    (.92)
2004                      15.90          .98         (.87)           (.05)           (.01)    .05         (.92)      (.16)   (1.08)
2003                      14.64         1.00         1.30            (.09)             --    2.21         (.92)      (.03)    (.95)
2002(c)                   14.33          .15          .46            (.01)             --     .60         (.15)        --     (.15)
===================================================================================================================================

                                                               Total Returns
                                                            ---------------------


                          Offering                                         Based            Ending
                         Costs and      Ending                                on               Net
                         Preferred      Common                Based       Common            Assets
                             Share       Share     Ending        on    Share Net        Applicable
                      Underwriting   Net Asset     Market    Market        Asset         to Common
                         Discounts       Value      Value     Value**      Value**    Shares (000)
--------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       $ --      $15.36     $15.70      8.40%        7.22%           51,160
Year Ended 6/30:
2006                            --       14.95      15.10      (.56)        (.01)           49,660
2005                            --       15.93      16.14     21.84        13.02            52,712
2004                            --       15.32      14.39     (5.95)        1.30            50,549
2003                           .02       16.25      16.46     18.13        15.95            53,591
2002                            --       14.96      14.89      9.10         9.67            49,306

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                         --       15.34      15.18     11.88        7.14             57,142
Year Ended 6/30:
2006                            --       14.93      14.16       .88         (.46)           55,597
2005                            --       15.89      14.90     17.63        13.37            59,174
2004                            --       14.87      13.48     (8.58)         .29            55,370
2003                            --       15.90      15.84     14.38        15.48            59,202
2002(c)                       (.14)      14.64      14.74      (.73)        3.24            54,481
==================================================================================================

                                                            Ratios/Supplemental Data
                         -------------------------------------------------------------------------------------------------
                               Ratios to Average Net Assets                    Ratios to Average Net Assets
                               Applicable to Common Shares                     Applicable to Common Shares
                               Before Credit/Reimbursement                     After Credit/Reimbursement***
                         ----------------------------------------   ------------------------------------------------------

                          Expenses       Expenses             Net    Expenses       Expenses             Net     Portfolio
                         Including      Excluding      Investment   Including      Excluding      Investment      Turnover
                          Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.33%*         1.27%*          5.99%*          .95%*       .89%*          6.37%*         11%
Year Ended 6/30:
2006                          1.25           1.25            5.90            .80         .80            6.35           12
2005                          1.23           1.23            5.82            .78         .78            6.28           13
2004                          1.21           1.21            6.15            .76         .76            6.60           10
2003                          1.23           1.23            6.44            .79         .79            6.88           13
2002                          1.29           1.29            7.12            .82         .82            7.59           48

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                       1.33*          1.27*           6.03*           .88*        .82*           6.48*          13
Year Ended 6/30:
2006                          1.24           1.24            5.93            .77         .77            6.40           13
2005                          1.23           1.23            5.80            .78         .78            6.25            8
2004                          1.24           1.24            5.95            .78         .78            6.40            4
2003                          1.25           1.25            6.07            .78         .78            6.53           13
2002(c)                       1.09*          1.09*           3.77*           .70*        .70*           4.15*           8
==========================================================================================================================

                                                                  Floating Rate Obligations
                        Preferred Shares at End of Period             at End of Period
                      --------------------------------------     ---------------------------

                         Aggregate    Liquidation                   Aggregate
                            Amount     and Market      Asset           Amount          Asset
                       Outstanding          Value   Coverage      Outstanding       Coverage
                             (000)      Per Share  Per Share            (000)     Per $1,000
--------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                    $25,000        $25,000    $76,160          $ 1,305        $59,360
Year Ended 6/30:
2006                        25,000         25,000     74,660               --             --
2005                        25,000         25,000     77,712               --             --
2004                        25,000         25,000     75,549               --             --
2003                        25,000         25,000     78,591               --             --
2002                        25,000         25,000     74,306               --             --

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------
Year Ended 4/30:
2007(b)                     28,500         25,000     75,124            1,460         59,659
Year Ended 6/30:
2006                        28,500         25,000     73,769               --             --
2005                        28,500         25,000     76,907               --             --
2004                        28,500         25,000     73,570               --             --
2003                        28,500         25,000     76,932               --             --
2002(c)                     28,500         25,000     72,790               --             --
============================================================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

(c) For the period March 25, 2002 (commencement of operations) through June 30, 2002.


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 98-99

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                                    NUMBER OF
                                               YEAR FIRST                                                           PORTFOLIOS
                                               ELECTED        PRINCIPAL OCCUPATION(S)                               IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  OR APPOINTED   INCLUDING OTHER DIRECTORSHIPS                         OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS    AND CLASS(2)   DURING PAST 5 YEARS                                   BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of       1994           Chairman (since 1996) and Director of Nuveen                175
3/28/49                      the Board                        Investments, Inc., Nuveen Investments, LLC; Chairman
333 W. Wacker Drive          and Board                        and Director (since 1997) of Nuveen Asset
Chicago, IL 60606            Member                           Management; Chairman and Director of Rittenhouse
                                                              Asset Management, Inc. (since 1999); Chairman of
                                                              Nuveen Investments Advisers Inc. (since 2002);
                                                              formerly, Chairman and Director (1996-2004) Nuveen
                                                              Advisory Corp. and Nuveen Institutional Advisory
                                                              Corp.(3); formerly, Director (1996-2006) of
                                                              Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent  1997           Private Investor and Management Consultant.                 175
8/22/40                      Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member      1993           Retired (since 1989) as Senior Vice President of The        175
7/29/34                                        (retiring      Northern Trust Company; Director (since 2002)
333 W. Wacker Drive                            6/30/07)       Community Advisory Board for Highland Park and
Chicago, IL 60606                                             Highwood, United Way of the North Shore; Director
                                                              (since 2006) of the Michael Rolfe Pancreatic Cancer
                                                              Foundation.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member      1999           President, The Hall-Perrine Foundation, a private           175
10/22/48                                                      philanthropic corporation (since 1996); Director and
333 W. Wacker Drive                                           Vice Chairman, United Fire Group, a publicly held
Chicago, IL 60606                                             company; Member of the Board of Regents for the
                                                              State of Iowa University System; Director, Gazette
                                                              Companies; Life Trustee of Coe College and Iowa
                                                              College Foundation; formerly, Director, Alliant
                                                              Energy; formerly, Director, Federal Reserve Bank of
                                                              Chicago; formerly, President and Chief Operating
                                                              Officer, SCI Financial Group, Inc., a regional
                                                              financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member      2004           Dean, Tippie College of Business, University of Iowa        175
3/6/48                                                        (since July 2006); formerly, Dean and Distinguished
333 W. Wacker Drive                                           Professor of Finance, School of Business at the
Chicago, IL 60606                                             University of Connecticut (2003-2006); previously,
                                                              Senior Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago (1995-2003);
                                                              Director (since 1997), Credit Research Center at
                                                              Georgetown University; Director (since 2004) of
                                                              Xerox Corporation; Director, SS&C Technologies, Inc.
                                                              (May 2005-October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member      2005           Director, Northwestern Mutual Wealth Management             173
10/28/42                                                      Company; Retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive                                           Fleming Asset Management, President and CEO, Banc
Chicago, IL 60606                                             One Investment Advisors Corporation, and President,
                                                              One Group Mutual Funds; prior thereto, Executive
                                                              Vice President, Banc One Corporation and Chairman
                                                              and CEO, Banc One Investment Management Group; Board
                                                              of Regents, Luther College; member of the Wisconsin
                                                              Bar Association; member of Board of Directors,
                                                              Friends of Boerner Botanical Gardens; member of
                                                              Board of Directors, Milwaukee Repertory Theater.



                                                                                                                    NUMBER OF
                                               YEAR FIRST                                                           PORTFOLIOS
                                               ELECTED        PRINCIPAL OCCUPATION(S)                               IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  OR APPOINTED   INCLUDING OTHER DIRECTORSHIPS                         OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS    AND CLASS(2)   DURING PAST 5 YEARS                                   BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member      1997           Chairman of Miller-Valentine Partners Ltd., a real          175
9/24/44                                                       estate investment company; formerly, Senior Partner
333 W. Wacker Drive                                           and Chief Operating Officer (retired, 2004) of
Chicago, IL 60606                                             Miller-Valentine Group; formerly, Vice President,
                                                              Miller-Valentine Realty; Board Member, Chair of the
                                                              Finance Committee and member of the Audit Committee
                                                              of Premier Health Partners, the not-for-profit
                                                              company of Miami Valley Hospital; Vice President,
                                                              Dayton Philharmonic Orchestra Association; Board
                                                              Member, Regional Leaders Forum, which promotes
                                                              cooperation on economic development issues;
                                                              Director, Dayton Development Coalition; formerly,
                                                              Member, Community Advisory Board, National City
                                                              Bank, Dayton, Ohio and Business Advisory
                                                              Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member      1997           Executive Director, Gaylord and Dorothy Donnelley           175
12/29/47                                                      Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                           Director, Great Lakes Protection Fund (from 1990 to
Chicago, IL 60606                                             1994).

------------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone              Board member      2007           Director, Chicago Board Options Exchange (since             175
6/28/47                                                       2006); Chair New York Racing Association Oversight
333 West Wacker Drive                                         Board (since 2005); Commissioner, New York State
Chicago, IL 60606                                             Commission on Public Authority Reform (since 2005);
                                                              formerly Director, New York State Division of the
                                                              Budget (2000-2004), Chair, Public Authorities
                                                              Control Board (2000-2004) and Director, Local
                                                              Government Assistance Corporation (2000-2004).

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member      2005           Senior Vice President for Business and Finance,             175
1/22/50                                                       Northwestern University (since 1997); Director
333 W. Wacker Drive                                           (since 2003), Chicago Board Options Exchange;
Chicago, IL 60606                                             Chairman (since 1997), Board of Directors, Rubicon,
                                                              a pure captive insurance company owned by
                                                              Northwestern University; Director (since 1997),
                                                              Evanston Chamber of Commerce and Evanston Inventure,
                                                              a business development organization; Director (since
                                                              2006), Pathways, a provider of therapy and related
                                                              information for physically disabled infants and
                                                              young children; formerly, Director (2003-2006),
                                                              National Mentor Holdings, a privately-held, national
                                                              provider of home and community-based services.


Board Members
       AND OFFICERS (CONTINUED)


                                                                                                                    NUMBER OF
                                                                                                                    PORTFOLIOS
                                               YEAR FIRST                                                           IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS    APPOINTED(4)   DURING PAST 5 YEARS                                   OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief             1988           Managing Director (since 2002), Assistant Secretary         175
9/9/56                       Administrative                   and Associate General Counsel, formerly, Vice
333 W. Wacker Drive          Officer                          President and Assistant General Counsel, of Nuveen
Chicago, IL 60606                                             Investments, LLC; Managing Director (2002-2004),
                                                              General Counsel (1998-2004) and Assistant Secretary,
                                                              formerly, Vice President of Nuveen Advisory Corp.
                                                              and Nuveen Institutional Advisory Corp.(3);
                                                              Managing Director (since 2002) and Assistant
                                                              Secretary and Associate General Counsel, formerly,
                                                              Vice President (since 1997), of Nuveen Asset
                                                              Management; Managing Director (since 2004) and
                                                              Assistant Secretary (since 1994) of Nuveen
                                                              Investments, Inc.; Assistant Secretary of NWQ
                                                              Investment Management Company, LLC. (since 2002);
                                                              Vice President and Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since 2002); Managing
                                                              Director, Associate General Counsel and Assistant
                                                              Secretary of Rittenhouse Asset Management, Inc.,
                                                              Symphony Asset Management LLC (since 2003),
                                                              Tradewinds Global Investors, LLC and Santa Barbara
                                                              Asset Management, LLC; (since 2006); Chartered
                                                              Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Williams Adams IV            Vice President    2007           Executive Vice President, U.S. Structured Products          118
6/9/55                                                        of Nuveen Investments, LLC, (since 1999), prior
333 West Wacker Drive                                         thereto, Managing Director of Structured Investments.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President    2004           Managing Director (since 2005), formerly Vice               175
9/22/63                                                       President (since 2002) of Nuveen Investments, LLC;
333 W. Wacker Drive                                           Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Cedric H. Antosiewicz        Vice President    2007           Managing Director, (since 2004) previously, Vice            118
1/11/62                                                       President (1993-2004) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President    2000           Vice President (since 2002) of Nuveen Investments,          175
2/3/66                       and Assistant                    LLC.
333 W. Wacker Drive          Secretary
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President    1999           Vice President and Treasurer of Nuveen Investments,         175
11/28/67                                                      LLC and of Nuveen Investments, Inc. (since 1999);
333 W. Wacker Drive                                           Vice President and Treasurer of Nuveen Asset
Chicago, IL 60606                                             Management (since 2002) and of Nuveen Investments
                                                              Advisers Inc. (since 2002); Assistant Treasurer of
                                                              NWQ Investment Management Company, LLC. (since
                                                              2002); Vice President and Treasurer of Nuveen
                                                              Rittenhouse Asset Management, Inc. (since 2003);
                                                              Treasurer of Symphony Asset Management LLC (since
                                                              2003) and Santa Barbara Asset Management, LLC (since
                                                              2006); Assistant Treasurer, Tradewinds Global
                                                              Investors, LLC (since 2006); formerly, Vice
                                                              President and Treasurer (1999-2004) of Nuveen
                                                              Advisory Corp. and Nuveen Institutional Advisory
                                                              Corp.(3); Chartered Financial Analyst.



                                                                                                                    NUMBER OF
                                                                                                                    PORTFOLIOS
                                               YEAR FIRST                                                           IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS    APPOINTED(4)   DURING PAST 5 YEARS                                   OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President    1998           Managing Director (since 2004), formerly, Vice              175
10/24/45                                                      President of Nuveen Investments, LLC, Managing
333 W. Wacker Drive                                           Director (2004) formerly, Vice President (1998-2004)
Chicago, IL 60606                                             of Nuveen Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.(3); Managing Director (since 2005)
                                                              of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President    1995           Managing Director (since 2002), formerly, Vice              175
3/2/64                                                        President of Nuveen Investments, LLC; Managing
333 W. Wacker Drive                                           Director (1997-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                             Nuveen Institutional Advisory Corp.(3); Managing
                                                              Director (since 2001) of Nuveen Asset Management;
                                                              Vice President (since 2002) of Nuveen Investments
                                                              Advisers Inc.; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President    1998           Vice President (since 1993) and Funds Controller            175
5/31/54                      and Controller                   (since 1998) of Nuveen Investments, LLC; formerly,
333 W. Wacker Drive                                           Vice President and Funds Controller (1998-2004) of
Chicago, IL 60606                                             Nuveen Investments, Inc.; Certified Public
                                                              Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief Compliance  2003           Assistant Vice President and Assistant Secretary of         175
2/24/70                      Officer and                      the Nuveen Funds (2003-2006); Assistant Vice
333 West Wacker Drive        Vice President                   President and Assistant General Counsel (since 2003)
Chicago, IL 60606                                             of Nuveen Investments, LLC; previously, Associate
                                                              (2001-2003) at the law firm of Vedder, Price,
                                                              Kaufman & Kammholz.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President    2000           Vice President (since 2000) of Nuveen Investments,          175
3/22/63                                                       LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President    2002           Vice President of Nuveen Investments, LLC (since            175
8/27/61                                                       1999).
333 W. Wacker Drive
Chicago, IL 60606


Board Members
       AND OFFICERS (CONTINUED)


                                                                                                                    NUMBER OF
                                                                                                                    PORTFOLIOS
                                               YEAR FIRST                                                           IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS    APPOINTED(4)   DURING PAST 5 YEARS                                   OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President    1988           Vice President, Assistant Secretary and Assistant           175
7/27/51                      and Assistant                    General Counsel of Nuveen Investments, LLC;
333 W. Wacker Drive          Secretary                        formerly, Vice President and Assistant Secretary of
Chicago, IL 60606                                             Nuveen Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.(3); Vice President (since 2005) and
                                                              Assistant Secretary of Nuveen Investments, Inc.;
                                                              Vice President (since 2005) and Assistant Secretary
                                                              (since 1997) of Nuveen Asset Management; Vice
                                                              President (since 2000), Assistant Secretary and
                                                              Assistant General Counsel (since 1998) of
                                                              Rittenhouse Asset Management, Inc.; Vice President
                                                              and Assistant Secretary of Nuveen Investments
                                                              Advisers Inc. (since 2002); Assistant Secretary of
                                                              NWQ Investment Management Company, LLC (since 2002),
                                                              Symphony Asset Management LLC (since 2003) and
                                                              Tradewinds Global Investors, LLC and Santa Barbara
                                                              Asset Management, LLC (since 2006).
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. McCarthy            Vice President    2007           Vice President and Assistant General Counsel, Nuveen        175
3/26/66                      and Secretary                    Investments, LLC (since 2007); prior thereto,
333 W. Wacker Drive                                           Partner, Bell, Boyd & Lloyd LLP (1997-2007)
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
John V. Miller               Vice President    2007           Managing Director (since 2007), formerly, Vice              175
4/10/67                                                       President (2002-2007) of Nuveen Investments, LLC;
333 W. Wacker Drive                                           Chartered Financial Analyst.
Chicago, IL 60606


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each class being elected to serve until the third succeeding annual shareholders meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

        Notes

        Notes

        Notes

Reinvest Automatically
        EASILY AND CONVENIENTLY

NUVEEN MAKES

REINVESTING EASY.

A PHONE CALL IS

ALL IT TAKES TO

SET UP YOUR

REINVESTMENT

ACCOUNT.

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
       TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Other Useful
       INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In February 2007, the Board of Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.

BOARD OF TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone
Eugene S. Sunshine

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

      EACH FUND INTENDS TO REPURCHASE SHARES OF ITS OWN COMMON STOCK IN THE FUTURE AT SUCH TIMES AND IN SUCH AMOUNTS AS IS DEEMED ADVISABLE. NO SHARES WERE REPURCHASED DURING THE PERIOD COVERED BY THIS REPORT. ANY FUTURE REPURCHASES WILL BE REPORTED TO SHAREHOLDERS IN THE NEXT ANNUAL OR SEMIANNUAL REPORT.

Nuveen Investments:

SERVING Investors
        For GENERATIONS


Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS'
DIFFERENT NEEDS.

Managing $166 billion in assets, as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

BE SURE TO OBTAIN A PROSPECTUS, WHERE APPLICABLE. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE AND POLICIES, RISK CONSIDERATIONS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION RELEVANT TO AN INVESTMENT IN THE FUND. FOR A PROSPECTUS, PLEASE CONTACT YOUR SECURITIES REPRESENTATIVE OR NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

                                                                      Learn more

                                                           about Nuveen Funds at

                                                              www.nuveen.com/cef


                                                                          [LOGO]
                                                                NUVEEN
                                                                   INVESTMENTS

EAN-B-0407D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Nuveen New Jersey Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                          AUDIT FEES BILLED          AUDIT-RELATED FEES               TAX FEES                 ALL OTHER FEES
FISCAL YEAR ENDED            TO FUND (1)             BILLED TO FUND (2)          BILLED TO FUND (3)          BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2007 (5)           $ 18,649                      $ 0                        $   0                       $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                0%                       0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2006                $ 17,682                      $ 0                        $ 400                       $ 2,900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                0%                       0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

(5)  Fund changed fiscal year from June to April starting in (2007.)


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                              AUDIT-RELATED FEES         TAX FEES BILLED TO            ALL OTHER FEES
                                             BILLED TO ADVISER AND           ADVISER AND              BILLED TO ADVISER
                                                AFFILIATED FUND            AFFILIATED FUND           AND AFFILIATED FUND
                                               SERVICE PROVIDERS        SERVICE PROVIDERS (1)         SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------
April 30, 2007 (2)                                   $ 0                      $     0                        $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                   0%                           0%                         0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
June 30, 2006                                        $ 0                      $ 2,400                        $ 0
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                                   0%                           0%                         0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

(2)  Fund changed fiscal year from June to April starting in (2007.)


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                        TOTAL NON-AUDIT FEES
                                                        BILLED TO ADVISER AND
                                                       AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                        PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                       RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                 BILLED TO FUND         REPORTING OF THE FUND)              ENGAGEMENTS)             TOTAL
------------------------------------------------------------------------------------------------------------------------------
April 30, 2007 (1)                   $ 2,300                      $     0                     $ 0                   $ 2,300
June 30, 2006                        $ 3,300                      $ 2,400                     $ 0                   $ 5,700

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from June to April starting in (2007.)


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider, Eugene S. Sunshine and effective January 1, 2007, David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                     FUND
CATHRYN P. STEEVES       Nuveen New Jersey Investment Quality Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                        TYPE OF ACCOUNT                NUMBER OF
PORTFOLIO MANAGER           MANAGED                     ACCOUNTS      ASSETS*
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company       41        $7.94 billion
                     Other Pooled Investment Vehicles    0         $0
                     Other Accounts                      0         0

* Assets are as of April 30, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 50,300 securities with an aggregate current market value of $
985.260 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR RANGE OF EQUITY
                                                                                       DOLLAR RANGE      SECURITIES BENEFICIALLY
                                                                                       OF EQUITY         OWNED IN THE REMAINDER OF
                                                                                       SECURITIES        NUVEEN FUNDS MANAGED
                                                                                       BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                        OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New Jersey Investment Quality Municipal Fund         $0                $10,000-$50,000
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 9, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 9, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 9, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.